                                                                EXHIBIT (17)(z)



                                THE PNC(R) FUND

                         BELLEVUE PARK CORPORATE CENTER
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                                                October 28, 1994

Dear Shareholder:

     We are pleased to present the Annual Report to Shareholders of The PNC Fund covering the year ended September 30, 1994. This report includes security listings, performance results and important tax information for the equity portfolios of The PNC Fund.

     Each equity portfolio focuses on a specific equity investment style. This array of portfolios enables shareholders to more precisely structure their investments according to their overall financial goals. These portfolios are managed with a sophisticated blend of discipline, experience and expertise. The goal of the PNC equity portfolios is to provide you with consistency as well as above-average results.

     If you have any questions regarding The PNC Fund or the enclosed information, please contact the Fund at 1-800-422-6538.

     We appreciate your participation in The PNC Fund and we welcome opportunities to better service your needs.

                                         Sincerely,

                                         /s/ G. WILLING PEPPER
                                         -------------------------
                                         G. Willing Pepper
                                         Chairman and President

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF THE EQUITY PORTFOLIOS

     During the year ended September 30, 1994, The PNC Fund declared the following dividends from realized capital gains:

                                                                 SHORT-TERM         LONG-TERM
                                                                CAPITAL GAIN,     CAPITAL GAIN,
                                                                  PER SHARE         PER SHARE
                                                                -------------     -------------
          Value Equity Portfolio                                    $.095             $ .12
          Growth Equity Portfolio                                      --               .10
          Index Equity Portfolio                                     .045              .065
          Small Cap Value Equity Portfolio                            .25                --
          International Equity Portfolio                             .185               .06
          Balanced Portfolio                                          .06                --

FOR CORPORATE SHAREHOLDERS ONLY:

     The percentage of dividends from net investment income declared in the year ended September 30, 1994, which qualify for the corporate dividends received deduction is as follows:

          Value Equity Portfolio                                                   91.6%
          Growth Equity Portfolio                                                 100.0
          Small Cap Growth Equity Portfolio                                       100.0
          Core Equity Portfolio                                                   100.0
          Index Equity Portfolio                                                   79.7
          Small Cap Value Equity Portfolio                                         42.5
          International Equity Portfolio                                            0.0
          Balanced Portfolio                                                       43.9

IMPORTANT TAX INFORMATION FOR SHAREHOLDERS OF PNC INTERNATIONAL EQUITY PORTFOLIO

     During the fiscal year ended September 30, 1994, the International Equity Portfolio distributed $1,227,665 of foreign source income on which the Portfolio paid foreign taxes of $204,404. This information is being furnished to you pursuant to notice requirements of Sections 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

                                  THE PNC FUND

                       ANNUAL INVESTMENT ADVISER'S REPORT
                             VALUE EQUITY PORTFOLIO

     The fiscal year commenced in a very upbeat fashion, as the steadily improving economic landscape supported noteworthy gains for stocks. Equity returns for the December 1993 quarter (including the Value Equity Portfolio) were generally positive. Subsequent quarters, however, proved far less conducive for equities and the Portfolio, owing to heightened investor concerns about the prospective direction and magnitude of interest rates.

     For the fiscal year ended September 30, 1994, the above influences, among others, culminated in a return of 3.76% for the Institutional Shares of the Value Equity Portfolio. This return was generally in line with the S&P 500's return of 3.68%.

     In addition to the aforementioned factors, sectoral positioning influenced returns for the Portfolio. A strong drug weighting paid off late in the year, as investor concerns regarding changes in health care began to subside. Basic Industry sector stocks (e.g. chemicals and paper) also aided performance due to a return of some measure of pricing power. Conversely, utility stocks peaked at the beginning of the fiscal year and steadily eroded as interest rates rose. Higher interest rates also hurt cyclical weightings, since investors reasoned that the recovery would be undermined by Federal Reserve Board actions.

     Despite present uncertainties, the Portfolio's investment approach remains unchanged. To wit, future portfolio decisions will continue to be heavily influenced by the composition of the low-P/E Universe.

     Comparison of Change in Value of $10,000 investment in the Value Equity Portfolio and the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") from inception and at each Fiscal Year End:

                                   [CHART 1]

                                  THE PNC FUND

                            GROWTH EQUITY PORTFOLIO

     The total return for the Institutional shares of the Growth Equity Portfolio was (11.14)% compared with 3.68% for the S&P 500 for the fiscal year ending September 30, 1994. The portfolio underperformed the S&P for several reasons. First, the most damaging to the Portfolio was the continuing increases in interest rates by the Federal Reserve. Any systematic increase in interest rates forces a reduction in P/E's, so those Portfolios with high P/E's suffered most. Additionally, the Portfolio was over-weighted in the Consumer Cyclical area for most of the fiscal year and that was one of the areas hardest hit. Further, the Portfolio went into the calendar year with a full weight in healthcare which reacted very poorly to the initiatives of the Clinton Administration.

     The Portfolio has made adjustments lowering the Beta from 130 to 118. We have also lowered the relative strength from the mid-80's to the low-70's. Another step taken was to raise the average market cap from $8.5 billion to $12 billion.

     The Portfolio's performance was most difficult at the beginning of the year and as changes were made, performance improved. We feel we have now positioned the Portfolio to take advantage of the new investment climate.

     Comparison of Change in Value of $10,000 investment in the Growth Equity Portfolio and the S&P 500 from inception and at each Fiscal Year End:

                                   [CHART 2]

                                  THE PNC FUND

                       SMALL CAP GROWTH EQUITY PORTFOLIO

     The twelve-month period ending September 30, 1994 was a difficult period for investing in growth stocks. The Portfolio produced a loss of slightly under 3%, which compared to a gain of 1.6% by the Russell 2000 Index during the identical period. Pressure on interest rates and the dollar led to heightened volatility in the equity markets, and the Portfolio's higher Beta contributed to a period of relative underperformance versus our benchmark.

     In acknowledgement of these market conditions, a great deal of our investment focus has been on diversifying the securities held in the Portfolio. While our holdings maintain a high concentration in the technology (36%), consumer (34%), and healthcare (14%) areas, we have broadened our focus in these groups to limit the downside risk of sharp sell-offs in any particular industry sub-sector. These holdings still have all of the characteristics that we look for: strong revenue growth, solid balance sheets, and above-average earnings momentum. While the correction in small-capitalization stocks may not yet be over, the Portfolio is positioned to take advantage of the recovery that we believe will follow.

     Comparison of Change in Value of $10,000 investment in the Small Cap Growth Portfolio and the Russell 2000 Index from inception and at each Fiscal Year End:

                                   [CHART 3]

                                  THE PNC FUND

                             CORE EQUITY PORTFOLIO

     During fiscal year 1994, the equity market experienced the cross currents of rising interest rates and accelerating corporate earnings which impacted investment returns for the Core Equity Portfolio. Rising interest rates hurt returns in the utility and financial sectors as evidenced by the S&P group price only returns of -17.74% and -10.09%, respectively, for the twelve months ending September 30, 1994. The Portfolio was over-weighted in telephone utility stocks, but under-weighted in financial and electric utility stocks. Accelerating corporate earnings benefitted returns in the capital equipment-technology and basic industry sectors as evidenced by the S&P group price only returns of +13.4% and +23.5%, respectively, for the twelve months ending September 30, 1994. The Portfolio was over-weighted in both of these sectors.

     Another factor which impacted returns of the Portfolio versus the S&P 500 was the divergence of returns between high quality stocks and low quality stocks during the twelve months ending September 30, 1994. As measured by Merrill Lynch stocks with quality ratings of B+ or better returned -2.18% during this period versus +9.24 for stocks with quality ratings of B or worse. The Portfolio consists of stocks that are large capitalization and of high quality, consequently this quality return divergence hampered returns during the fiscal year. The sum of the above factors resulted in a total return for the Portfolio of 1.79% and 1.55% for the Institutional and Service Class shares respectively versus a return of 3.68% for the S&P 500.

     Comparison of Change in Value of $10,000 investment in the Core Equity Portfolio and the S&P 500 from inception and at each Fiscal Year End:

                                   [CHART 4]

                                  THE PNC FUND

                             INDEX EQUITY PORTFOLIO

     The total return for Institutional Shares of the Index Equity Portfolio for the year ended September 30, 1994 was 3.07%. This compares with a total return of 3.68% for the S&P 500 for the same period. The Portfolio seeks to replicate the performance of the S&P 500 by owning substantially all the stocks in the S&P 500.

     As of year end, the Portfolio consisted of between 90-95% equities with the remainder in cash. However, in an effort to more closely approximate the S&P 500, the cash portion of the Portfolio is hedged using S&P 500 futures. The goal of the futures position is to provide the Portfolio with the capital appreciation of the S&P 500. In order to achieve the total return of the S&P 500, the underlying cash is then invested in high quality fixed income instruments. The combination of the two provides for an approximate return equal to the S&P 500.

     Comparison of Change in Value of $10,000 investment in the Index Equity Portfolio and the S&P 500 from inception and at each Fiscal Year End.

                                   [CHART 5]

                                  THE PNC FUND

                        SMALL CAP VALUE EQUITY PORTFOLIO

     For the twelve months ended September 30, 1994, the Institutional Shares of the Small Cap Value Equity Portfolio returned 6.28%, well in excess of the Russell 2000 Index's return of 2.64%. In all but the most recent fiscal quarter, the Portfolio outperformed the Russell 2000 benchmark.

     The Portfolio has been positioned to take advantage of the growth in the U.S. economy, with increased weightings in the Basic Industries and Capital Goods sectors. These sectors aided in the stronger performance of the Portfolio relative to the benchmark. Small cap stocks in general suffered an intra-cycle correction during the March and June quarters, which dampened all returns. Provident Capital Management's low P/E style, as we would expect, outperformed the Russell 2000 in both quarters. The September quarter found small cap stocks strong once again with growth stocks outperforming value.

     In spite of the current resurgence of growth stocks, PCM will adhere to its long-term value discipline.

     Comparison of Change in Value of $10,000 investment in the Small Cap Value Equity Portfolio and the Russell 2000 Index from inception and at each Fiscal Year End:

                                   [CHART 6]

                                  THE PNC FUND

                         INTERNATIONAL EQUITY PORTFOLIO

     The International Equity Portfolio has had another good year. The return for the Institutional Shares was 10.71%, nearly 60 basis points ahead of the Morgan Stanley Europe, Australia, and Far East (EAFE) Index's return of 10.11%. This was achieved despite the costs involved with a partial currency hedge which we believe to be a prudent policy considering the very low level reached by the U.S. dollar.

     The last 12 months have been characterized by high volatility in emerging markets and very uneventful times in the mature markets, including Japan and Western Europe.

     Both Western Europe and in Japan, stock market valuations are taking into account an economic recovery as well as weaker bond markets. Company earnings are getting better due to stronger demand and cost reductions, but higher interest rates are holding stock markets back. Until the market operators will be convinced that inflation is under control worldwide, these two opposing forces will continue to neutralize each other.

     The Portfolio is not overweighted in Europe and is underweighted in Japan as valuations are more attractive in the old world. Also, over the summer, we have started to shift money into the Hong Kong market to take advantage of a weak stock market and rapid economic growth in the Far East.

     Comparison of Change in Value of $10,000 investment in the International Equity Portfolio and the EAFE Index from inception and at each Fiscal Year End:

                                   [CHART 7]

                                  THE PNC FUND

                    INTERNATIONAL EMERGING MARKETS PORTFOLIO

     The PNC International Emerging Markets Portfolio had a positive start thanks to a rebound in most markets of Asia and Latin America over the summer. It has, however, trailed its peers in the first quarter of its existence due mainly to two factors: the initial money has been put to work slowly, as the markets were running away and, secondly, the Portfolio is not yet authorized to invest in some major markets like Brazil and S. Korea.

     Looking ahead, the Portfolio is now fully invested and will remain so (i.e., a maximum cash position of 10%). The Portfolio's investments are diversified over 17 countries from Asia to Central Europe.

     There are three major geographic areas in which the Portfolio is invested. First, the Asian markets represent the fastest economic growth, but they are also more expensive. Secondly, the Latin American markets have had mixed performance over the last quarter. While Brazil has been -- by far -- the best performing market, Chile has been a steady performer, however, Mexico and Argentina are now offering the best opportunities to value investors. Thirdly, Central and Southern Europe and the Middle East offer good opportunities to value investors. These markets have, in general, not done well in the recent past. We have, however, started to put some money to work in this part of the world as we believe these markets have been neglected for too long by international investors.

     Comparison of Change in Value of $10,000 investment in the International Emerging Markets Portfolio and the EAFE Index from inception and at each Fiscal Year End:
                                   [CHART 8]

                                  THE PNC FUND

                               BALANCED PORTFOLIO

     Performance of the Institutional Class of the Balanced Portfolio was essentially flat for the year ended September 30, 1994 with a total return of (0.11)%. During the period, the S&P 500 returned 3.68% and the Lehman Government/Corporate Index returned (4.14)%. The invested equity portion of the Portfolio matched the S&P 500 performance at 3.6%, but the fixed income portion lost ground over its benchmark index because of its longer duration for the first nine months. Total assets grew from $68.1 million to $146.1 million from net contributions.

     At the end of the last fiscal year, interest rates were at bottom and the upward directional path from then has impeded positive results for both equity and fixed income markets. The Portfolio attempted to reduce the interest-sensitivity by reducing financial and utility holdings and being under-invested in each asset class. Cash reserves represented 4% to 15% of total holdings at various times during the year as new cash inflows were invested opportunistically but with some caution. Equity investments are broadly diversified among industry sectors and more emphasis was placed on issues considered to be undervalued and of high financial quality. Over 70 individual equity holdings are utilized not only to disperse risk but also to maintain manageable trading liquidity. The present recommended portfolio mix is 58.5% equity, 35% bonds and 6.5% cash, reflecting the steady reduction in equity exposure from 70%-65% earlier this year.

     The fixed income markets plummeted over the year due to inflation fears resulting from a stronger-than-expected economy. These factors prompted the Federal Reserve to raise short-term rates by 175 basis points. Yields on long Treasury bonds rose from 6.03% to 7.82% while the yield on the two-year Treasury note rose from 3.86% to 6.59% during the year. As a result, the yield curve flattened by 94 basis points over the year ended September 30, 1994. The fixed income portion of the Portfolio has shortened duration by reducing exposure to the corporate and mortgage sectors and by increasing holdings of Treasuries and cash alternatives.

                                  THE PNC FUND

                               BALANCED PORTFOLIO

     Comparison of Change in Value of $10,000 investment in the Balanced Portfolio, S&P 500 and Lehman Goverment/Corporate Index from inception and at each Fiscal Year End:

                                   [CHART 9]

                                THE PNC(R) FUND

                             VALUE EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                   NUMBER
                                 OF SHARES        VALUE
                                 ----------    ------------
COMMON STOCKS -- 97.3%
AEROSPACE -- 3.5%
  Boeing Co.                        310,300    $ 13,381,687
  United Technologies Corp.         178,900      11,203,612
                                               ------------
                                                 24,585,299
                                               ------------
AIR TRANSPORT -- 2.1%
  British Airways PLC ADR           190,400      10,971,800
  Delta Air Lines, Inc.              87,100       3,897,725
                                               ------------
                                                 14,869,525
                                               ------------
APPAREL -- 1.1%
  V.F. Corp.                        150,000       7,406,250
                                               ------------
BANKS -- 8.7%
  Comerica, Inc.                    297,000       8,241,750
  CoreStates Financial Corp.        348,426       9,276,842
  First Chicago Corp.               244,600      11,221,025
  Meridian Bancorp, Inc.            338,900       9,743,375
  Michigan National Corp.           107,000       8,158,750
  NationsBank Corp.                 150,000       7,350,000
  Republic New York Corp.           151,800       6,603,300
                                               ------------
                                                 60,595,042
                                               ------------
BUSINESS MACHINES -- 5.8%
  International Business
    Machines Corp.                  122,000       8,479,000
  Stratus Computer, Inc.            276,500**     9,608,375
  Sun Microsystems, Inc.            404,200**    11,873,375
  Xerox Corp.                        97,200      10,376,100
                                               ------------
                                                 40,336,850
                                               ------------
CHEMICALS -- 10.8%
  Allied-Signal, Inc.               240,400       8,203,650
  Dow Chemical Co.                  150,850      11,804,012
  E.I. Du Pont
    De Nemours & Co.                179,025      10,383,450
  IMC Global, Inc.                  278,350      12,386,575
  Lubrizol Corp.                    460,500      14,333,062
  Monsanto Co.                      147,200      11,831,200
  PPG Industries, Inc.              151,400       5,999,225
                                               ------------
                                                 74,941,174
                                               ------------
CONGLOMERATES -- 0.7%
  ITT Corp.                          59,200       4,935,800
                                               ------------
CONSUMER-DURABLES -- 1.0%
  Whirlpool Corp.                   131,700       6,766,088
                                               ------------
CONSUMER-NON-DURABLES -- 0.8%
  First Brands Corp.                155,559       5,211,227
                                               ------------
DRUGS AND HEALTH CARE -- 7.6%
  American Home
    Products Corp.                  183,000    $ 10,980,000
  Beckman Instruments, Inc.         381,500      11,254,250
  Bristol Meyers Squibb Co.         177,100      10,161,112
  Eli Lilly & Co.                   189,400      10,961,525
  Merck & Co., Inc.                 265,350       9,419,925
                                               ------------
                                                 52,776,812
                                               ------------
ENERGY & RAW MATERIALS -- 4.6%
  Elf Aquitaine ADR                 344,900      12,416,400
  Royal Dutch Petroleum Co.         109,100      11,714,612
  Ultramar PLC ADR                  298,200       7,604,100
                                               ------------
                                                 31,735,112
                                               ------------
ENERGY & UTILITIES -- 6.1%
  American Electric
    Power Co., Inc.                 200,000       6,275,000
  Ohio Edison Co.                   479,900       9,118,100
  PECO Energy Co.                   449,900      11,416,212
  Southern Co.                      320,000       5,960,000
  Unicom Corp.                      428,230       9,528,117
                                               ------------
                                                 42,297,429
                                               ------------
FINANCE -- 2.2%
  Dean Witter Discover & Co.        245,936       9,253,342
  Travelers, Inc.                   172,200       5,661,075
                                               ------------
                                                 14,914,417
                                               ------------
INSURANCE -- 7.9%
  AMBAC, Inc.                       178,200       6,593,400
  American General Corp.            213,900       5,802,038
  American International
    Group, Inc.                      93,950       8,349,806
  AON Corp.                         222,300       7,419,263
  Chubb Corp.                       101,400       7,212,075
  General Reinsurance Corp.          80,600       8,533,525
  MBIA, Inc.                        118,700       7,077,488
  TIG Holdings, Inc.                197,800       3,906,550
                                               ------------
                                                 54,894,145
                                               ------------
MOTOR VEHICLES -- 4.2%
  Chrysler Corp.                    217,400       9,755,825
  Ford Motor Co.                    377,200      10,467,300
  General Motors Corp.              184,304       8,639,250
                                               ------------
                                                 28,862,375
                                               ------------
NON FERROUS METALS -- 2.6%
  Inco Limited                      102,800       3,096,850
  Phelps Dodge Corp.                180,300      11,201,138
  Reynolds Metals Co.                71,000       4,020,375
                                               ------------
                                                 18,318,363
                                               ------------

                See accompanying notes to financial statements.

                             VALUE EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                   NUMBER
                                 OF SHARES        VALUE
                                 ----------    ------------
COMMON STOCKS (CONTINUED)
OIL DOMESTIC -- 5.5%
  Atlantic Richfield Co.            135,600    $ 13,678,650
  Phillips Petroleum Co.            236,900       8,113,825
  Tenneco, Inc.                     234,500      10,347,313
  Texaco, Inc.                       97,800       5,868,000
                                               ------------
                                                 38,007,788
                                               ------------
OIL INTERNATIONAL -- 3.7%
  Chevron Corp.                     136,800       5,694,300
  Diamond Shamrock, Inc.            231,900       5,971,425
  Exxon Corp.                       117,400       6,765,175
  Mobil Corp.                        93,300       7,382,363
                                               ------------
                                                 25,813,263
                                               ------------
PAPER AND FOREST PRODUCTS -- 4.4%
  Bowater, Inc.                     120,000       3,495,000
  Champion International Corp.      225,100       8,722,625
  Federal Paper Board Co., Inc.     159,900       5,036,850
  International Paper Co.           100,900       7,920,650
  Weyerhaeuser Co.                  126,500       5,645,063
                                               ------------
                                                 30,820,188
                                               ------------
PRODUCER GOODS -- 1.6%
  General Electric Co.              223,200      10,741,500
                                               ------------
RAILROADS & SHIPPING -- 2.2%
  Consolidated Rail Corp.           159,000       7,870,500
  Norfolk Southern Corp.            124,300       7,737,675
                                               ------------
                                                 15,608,175
                                               ------------
RETAIL MERCHANDISING -- 4.1%
  Fingerhut Companies, Inc.         349,700       8,043,100
  K Mart Corp.                      728,000      13,013,000
  Sears, Roebuck & Co.              153,000       7,344,000
                                               ------------
                                                 28,400,100
                                               ------------
TELEPHONE -- 3.5%
  NYNEX Corp.                       288,600      11,111,100
  Sprint Corp.                       75,000       2,859,375
  U.S. West, Inc.                   270,200      10,470,250
                                               ------------
                                                 24,440,725
                                               ------------
TIRE AND RUBBER -- 1.5%
  Goodyear Tire & Rubber Co.        300,000      10,012,500
                                               ------------

TOBACCO -- 1.1%
  UST, Inc.                         270,100    $  7,731,613
                                               ------------
TOTAL COMMON STOCKS
  (Cost $631,500,340)                           675,021,760
                                               ------------
TEMPORARY INVESTMENTS -- 2.0%
Smith Barney Money Market Fund
  (Cost $13,484,263)                             13,484,263
                                               ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $644,984,603)               99.3%       688,506,023
OTHER ASSETS IN EXCESS OF LIABILITIES  0.7%
                                                  4,936,680
NET ASSETS (Applicable to
  49,730,049 Institutional
  shares, 9,037,147 Service
  shares, and 895,820 Series A
  Investor shares outstanding)       100.0%    $693,442,703
NET ASSET VALUE AND REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE, AND SERIES A
  INVESTOR SHARE
  ($693,442,703 divided by 59,663,016)               $11.62
OFFERING PRICE PER INSTITUTIONAL AND
  SERVICE SHARE                                      $11.62
MAXIMUM OFFERING PRICE PER SERIES A
  INVESTOR SHARE
  ($11.62 divided by .955)                           $12.17
-------------
 * Also for Federal income tax purposes. The gross
   unrealized appreciation (depreciation) on a tax basis is
   as follows:
   Gross unrealized appreciation               $ 59,336,338
   Gross unrealized depreciation                (15,814,918)
                                               ------------
                                               $ 43,521,420
                                               =============
** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                            GROWTH EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                      PAR
                        MATURITY     (000)         VALUE
                        ---------  ---------    ------------
AGENCY OBLIGATIONS -- 11.7%
  FEDERAL HOME LOAN MORTGAGE
    CORPORATION DISCOUNT NOTES -- 7.2%
    4.75%                10/03/94   $10,000     $  9,997,361
  FEDERAL NATIONAL MORTGAGE ASSOCIATION
    DISCOUNT NOTES -- 4.5%
    5.00%                10/03/94     6,325        6,323,243
                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $16,320,604)                              16,320,604
                                                ------------

                                    NUMBER
                                   OF SHARES
                                   ---------
COMMON STOCKS -- 89.5%
ADVERTISING -- 0.9%
  Omnicom Group, Inc.                25,000        1,256,250
                                                ------------
AUTOMOTIVE -- 1.2%
  Pep Boys-Manny Moe & Jack          50,000        1,737,500
                                                ------------
BANKS -- 1.7%
  BankAmerica Corp.                   9,500          419,188
  Baybanks, Inc.                      6,500          357,500
  Boatmen's Bancshares, Inc.         30,000          931,875
  NationsBank Corp.                  15,000          735,000
                                                ------------
                                                   2,443,563
                                                ------------
BUSINESS SERVICES -- 2.6%
  Cintas Corp.                       54,000        1,863,000
  Federal Express Corp.               9,300**        575,438
  Reuters Holdings PLC ADR           12,000          540,000
  Xerox Corp.                         6,200          661,850
                                                ------------
                                                   3,640,288
                                                ------------
CHEMICALS -- 3.5%
  Air Products and Chemicals,
    Inc.                             21,000          981,750
  Dow Chemical Co.                   24,000        1,878,000
  E.I. Du Pont De Nemours & Co.      18,000        1,044,000
  Monsanto Co.                       12,000          964,500
                                                ------------
                                                   4,868,250
                                                ------------
COMPUTER & OFFICE EQUIPMENT -- 10.6%
  Automatic Data Processing, Inc.    28,000        1,571,500
  Compaq Computer Corp.              36,000**      1,174,500
  Computer Sciences Corp.            29,000**      1,261,500
  Hewlett Packard Co.                15,000        1,310,625
  Informix Corp.                     28,500**        790,875
  Intel Corp.                        23,800        1,463,700
  International Business Machines    20,000        1,390,000
  Micron Technology, Inc.            35,000        1,207,500
  Microsoft Corp.                    24,000**      1,347,000

COMPUTER & OFFICE EQUIPMENT (CONTINUED)
  Oracle Systems Corp.               30,000**   $  1,290,000
  Staples, Inc.                      10,000**        328,750
  Three Com Corp.                    40,000**      1,495,000
                                                ------------
                                                  14,630,950
                                                ------------
CONSTRUCTION -- 4.0%
  Fluor Corp.                        25,000        1,243,750
  Foster Wheeler Corp.               15,000          515,625
  Home Depot, Inc.                   40,000        1,680,000
  Nucor Corp.                        31,000        2,158,375
                                                ------------
                                                   5,597,750
                                                ------------
COSMETICS AND TOILETRIES -- 1.6%
  Gillette Co.                       31,000        2,193,250
                                                ------------
DRUGS AND HEALTH CARE -- 7.5%
  Abbott Laboratories, Inc.          20,800          652,600
  Columbia Healthcare Corp.          24,000        1,044,000
  Eli Lilly & Co.                    15,000          868,125
  Forest Laboratories, Inc.          13,000**        640,250
  Humana, Inc.                       60,000**      1,417,500
  Johnson & Johnson, Inc.            30,600        1,579,725
  Pacificare Health Systems, Inc.
    Class B                           8,000**        600,000
  Pfizer, Inc.                       10,000          691,250
  Teva Pharmaceutical
    Industries, Ltd. ADR             40,000        1,135,000
  United Healthcare Corp.            34,400        1,823,200
                                                ------------
                                                  10,451,650
                                                ------------
ELECTRICAL EQUIPMENT -- 3.3%
  AMP, Inc.                          15,000        1,160,625
  General Instruments                32,000**        912,000
  Molex, Inc. Class A                43,000        1,687,750
  W.W. Grainger, Inc.                15,000          888,750
                                                ------------
                                                   4,649,125
                                                ------------
ELECTRONICS -- 11.8%
  Atmel Corp.                        51,000**      1,600,125
  Diebold, Inc.                      39,000        1,603,875
  Duracell International             40,000        1,825,000
  Emerson Electric Co.               45,000        2,683,125
  General Electric Co.               46,000        2,213,750
  LSI Logic Corp.                    55,000**      2,055,625
  Motorola, Inc.                     25,500        1,345,125
  Texas Instruments, Inc.             8,000          547,000
  Varian Associates, Inc.            70,000        2,555,000
                                                ------------
                                                  16,428,625
                                                ------------

                See accompanying notes to financial statements.

                            GROWTH EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES       VALUE
                                   ---------    ------------
COMMON STOCKS (CONTINUED)
ENTERTAINMENT -- 0.8%
  Walt Disney Co.                    28,500     $  1,107,937
                                                ------------
FINANCE -- 2.1%
  Federal National Mortgage
    Association                      15,000        1,181,250
  First Financial
    Management Corp.                 30,000        1,725,000
                                                ------------
                                                   2,906,250
                                                ------------
FINANCIAL SERVICES -- 2.4%
  First Data Corp.                   66,000        3,316,500
                                                ------------
FOOD & AGRICULTURE -- 1.3%
  Albertsons, Inc.                   60,000        1,747,500
                                                ------------
FOOD AND BEVERAGE -- 5.2%
  Anheuser-Busch Cos., Inc.          26,000        1,322,750
  Coca-Cola Co.                      24,500        1,191,313
  Conagra, Inc.                      35,500        1,118,250
  CPC International, Inc.            34,000        1,721,250
  Dr. Pepper/Seven Up Cos., Inc.     50,000**      1,162,500
  Tyson Foods, Inc.                  28,000          672,000
                                                ------------
                                                   7,188,063
                                                ------------
HOME FURNISHINGS/HOUSEWARES -- 3.3%
  Lancaster Colony Corp.             65,333        2,286,655
  Newell Co.                         55,600        1,237,100
  Procter & Gamble Co.               17,300        1,031,513
                                                ------------
                                                   4,555,268
                                                ------------
HOTEL/MOTEL -- 3.0%
  Hospitality Franchise
    System, Inc.                     67,000**      2,102,125
  La Quinta Inns, Inc.               20,000          717,500
  Marriot International Inc.         49,000        1,414,875
                                                ------------
                                                   4,234,500
                                                ------------
INSURANCE -- 0.5%
  American International
    Group, Inc.                       8,000          711,000
                                                ------------
MACHINERY AND HEAVY EQUIPMENT -- 1.7%
  Clark Equipment Co.                35,000        2,423,750
                                                ------------
MANUFACTURING -- 6.7%
  Allied-Signal, Inc.                52,000        1,774,500
  Applied Materials, Inc.            35,000**      1,636,250

MANUFACTURING (CONTINUED)
  Millipore Corp.                    30,000     $  1,612,500
  Minnesota Mining &
    Manufacturing Co.                30,000        1,657,500
  Parker-Hannifin Corp.              15,000          598,125
  Premark International, Inc.        32,100        1,356,225
  York International Corp.           18,000          749,250
                                                ------------
                                                   9,384,350
                                                ------------
MEDIA -- 0.7%
  Capital Cities/ABC, Inc.           12,000          984,000
                                                ------------
MEDICAL AND MEDICAL SERVICES -- 0.8%
  Healthsouth Rehabilitation
    Corp.                            30,000**      1,177,500
                                                ------------
PAPER -- 0.8%
  Kimberly-Clark Corp.               20,000        1,175,000
                                                ------------
PRODUCER GOODS -- 2.4%
  Dial Corp.                         66,000        1,377,750
  Illinois Tool Works, Inc.          38,000        1,624,500
  Nike, Inc.                          6,000          353,250
                                                ------------
                                                   3,355,500
                                                ------------
PUBLISHING -- 1.5%
  McGraw Hill, Inc.                  21,000        1,538,250
  R. R. Donnelley and Sons Co.       20,000          600,000
                                                ------------
                                                   2,138,250
                                                ------------
RETAIL MERCHANDISING -- 3.3%
  Dayton Hudson Corp.                18,000        1,377,000
  Lowe's Cos., Inc.                  40,000        1,545,000
  Nordstrom, Inc.                    15,000          600,000
  J.C. Penney Co., Inc.              22,000        1,135,750
                                                ------------
                                                   4,657,750
                                                ------------
TELECOMMUNICATIONS -- 3.3%
  AT&T Corp.                         32,000        1,728,000
  Equifax, Inc.                      50,000        1,481,250
  Sprint Corp.                       36,000        1,372,500
                                                ------------
                                                   4,581,750
                                                ------------
TOYS -- 1.0%
  Mattel, Inc.                       51,250        1,390,155
                                                ------------
TOTAL COMMON STOCKS
  (Cost $119,556,111)                            124,932,224
                                                ------------

                See accompanying notes to financial statements.

                            GROWTH EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                                   VALUE
                                                ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $135,876,715*)               101.2%     $141,252,828
LIABILITIES IN EXCESS
    OF OTHER ASSETS                   (1.2%)      (1,617,645)
                                   ---------    ------------
NET ASSETS (Applicable to
  9,598,131 Institutional shares,
  3,611,925 Service shares, and
  496,922 Series A Investor
  shares outstanding)                100.0%     $139,635,183
                                   ========     ============

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($97,834,319 divided by 9,598,131)                 $10.19
                                                      ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SERVICE SHARE
  ($36,751,810 divided by 3,611,925)                 $10.18
                                                      ======
NET ASSET VALUE AND REDEMPTION PRICE PER
  SERIES A INVESTOR SHARE
  ($5,049,054 divided by 496,922)                    $10.16
                                                      ======
MAXIMUM OFFERING PRICE PER SERIES
  A INVESTOR SHARE
  ($10.16 divided by .955)                           $10.64
                                                      ======

-------------
 * Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

   Gross unrealized appreciation              $ 8,287,453
   Gross unrealized depreciation               (2,911,340)
                                              -----------
                                              $ 5,376,113
                                              ===========
** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                       SMALL CAP GROWTH EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                       PAR
                         MATURITY     (000)         VALUE
                         ---------  ---------    -----------
AGENCY OBLIGATIONS -- 11.5%
  FEDERAL HOME LOAN MORTGAGE
    CORPORATION
    4.75%               10/03/94     $ 7,000     $ 6,998,153
    5.00%               10/03/94       3,330       3,329,075
                                                 -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $10,327,228)                              10,327,228
                                                 -----------

                                     NUMBER
                                    OF SHARES
                                    ---------
COMMON STOCKS -- 86.7%
AIR TRANSPORT -- 0.4%
  Value Jet                           17,000**       374,000
                                                 -----------
COMMUNICATIONS -- 1.9%
  Cascade Communications              15,000**       708,750
  Level One Communications, Inc.      30,000**       960,000
                                                 -----------
                                                   1,668,750
                                                 -----------
COMPUTER & OFFICE EQUIPMENT -- 7.9%
  Acxiom Corp.                        25,000**       712,500
  Alias Research, Inc.                21,000**       409,500
  Atria Software, Inc.                43,500**       989,625
  Business Objects SA                    700**        19,950
  Electronics For Imaging, Inc.       33,000**       866,250
  Fore Systems, Inc.                  25,000**     1,112,500
  IMRS, Inc.                          22,000**       825,000
  In Focus Systems, Inc.              35,000**       783,125
  Micros Systems, Inc.                26,000**       786,500
  Vmark Software                      27,000**       567,000
                                                 -----------
                                                   7,071,950
                                                 -----------
CONSUMER-DURABLES -- 1.1%
  Cobra Golf, Inc.                    17,500**       969,063
                                                 -----------
CONSUMER-NON-DURABLES -- 1.7%
  Norrell Corp.                       40,900         733,644
  Wackenhut Corrections Corp.         61,100**       824,850
                                                 -----------
                                                   1,558,494
                                                 -----------
ELECTRONICS -- 7.1%
  Amphenol Corp.                      48,500**     1,073,063
  Electoglas, Inc.                    15,000**       746,250
  Harman International
    Industries, Inc.                  34,000       1,185,750
  International Rectifier Corp.       35,000**       713,125
  Lam Research Corp.                  22,400**       901,600
  Silicon Valley Group, Inc.          50,000**       718,750
  Stratacom, Inc.                     28,000**     1,043,000
                                                 -----------
                                                   6,381,538
                                                 -----------
ENTERTAINMENT -- 1.6%
  Hollywood Entertainment
    Corporation                       37,000**   $ 1,036,000
  Movie Gallery                       19,300**       400,475
                                                 -----------
                                                   1,436,475
                                                 -----------
FINANCE -- 0.7%
  Paychex, Inc.                        9,500         358,625
  Regional Acceptance Corp.           18,575**       255,406
                                                 -----------
                                                     614,031
                                                 -----------
HEALTH CARE -- 7.5%
  American Medical Response, Inc.     20,000**       502,500
  Envoy Corp.                         20,000**       380,000
  HBO & Co.                           26,000         884,000
  Health Care & Rehabilitation        35,000**       993,125
  Healthcare Services Group, Inc.     65,000**       755,625
  IDEXX Corp.                         23,000**       678,500
  Medaphis Corp.                      13,300**       482,125
  Phycor, Inc.                        12,600**       434,700
  Quantum Health Resources, Inc.      17,100**       721,406
  Sun Healthcare Group, Inc.          40,000**       875,000
                                                 -----------
                                                   6,706,981
                                                 -----------
HOME FURNISHINGS/HOUSEWARES -- 0.5%
  Bush Inds., Inc. Class A            17,200         470,850
                                                 -----------
INSURANCE -- 0.6%
  Vesta Insurance                     20,000         530,000
                                                 -----------
MACHINERY (NON ELECTRIC) -- 1.1%
  FSI International, Inc.             42,300**       972,900
                                                 -----------
MANUFACTURING -- 0.3%
  SPS Transaction Co.                  5,100**       265,200
                                                 -----------
MEDICAL INSTRUMENTS & SUPPLIES -- 2.0%
  Gulf South Medical                   6,000**       180,000
  Omnicare, Inc.                      25,000       1,003,125
  Orthofix International, N.V.        52,800**       607,200
                                                 -----------
                                                   1,790,325
                                                 -----------
OFFICE SUPPLIES -- 0.9%
  Viking Office Products, Inc.        28,000**       847,000
                                                 -----------
RESTAURANTS -- 5.7%
  Apple South, Inc.                   40,650         721,538
  Bob Evans Farms, Inc.               25,000         512,500
  Bugaboo Creek Steak House           16,400**       196,800
  DSG International Ltd Ord           26,000**       695,500
  Landry's Seafood
    Restaurants, Inc.                 39,900**     1,017,450

                See accompanying notes to financial statements.

                       SMALL CAP GROWTH EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                     NUMBER
                                    OF SHARES       VALUE
                                    ---------    -----------
COMMON STOCKS (CONTINUED)
RESTAURANTS (CONTINUED)
  Morrison Restaurants, Inc.          32,300     $   880,175
  O'Charley's, Inc.                   18,000**       243,000
  Quality Dining, Inc.                 9,700**       122,463
  Rock Bottom Restaurants, Inc.       40,000**       520,000
  Wall Street Deli, Inc.              13,000**       185,250
                                                 -----------
                                                   5,094,676
                                                 -----------
RETAIL -- 11.2%
  Ann Taylor Stores, Inc.             10,000         360,000
  Books-A-Million, Inc.               70,000**       962,500
  Corporate Express                    3,600**        74,700
  Fair, Isaac & Co., Inc.             25,500         902,063
  Hechinger Co.                       70,000       1,006,250
  Keane, Inc.                         18,750**       417,188
  Micro Warehouse, Inc.               28,400**       901,700
  Robert Half International, Inc.     40,000**       765,000
  St. John Knits, Inc.                30,000         870,000
  Starbucks Corp.                     24,700**       569,644
  Storage USA, Inc.                   40,000       1,045,000
  Trendlines                          16,500**       228,938
  Tommy Hilfiger Corp.                25,000**       971,875
  Williams-Sonoma, Inc.               28,500**       974,344
                                                 -----------
                                                  10,049,202
                                                 -----------
RETAIL MERCHANDISING -- 2.9%
  Ethan Allen Interiors, Inc.         10,400**       235,300
  Fusion System                       43,000**     1,394,810
  Pet Smart                           25,000**       950,000
                                                 -----------
                                                   2,580,110
                                                 -----------
TECHNOLOGY -- 19.0%
  Adaptec, Inc.                       41,400**       784,013
  American Management Systems,
    Inc.                              34,000**       799,000
  Applied Digital Access, Inc.        30,000**       603,750
  Avid Technology                     30,000**     1,012,500
  Bell Micro Products, Inc.           12,000**       177,000
  Brandon Systems Corp.               20,000         330,000
  Corel Corp.                         14,100**       294,338
  Corvel Corp.                         3,300**        74,663
  Cygne Designs, Inc.                 16,100**       362,250
  Dh Technology, Inc.                 42,000**       966,000
  Diagnostek, Inc.                    43,000**       795,500
  Gartner Group, Inc. New Class A     40,000**     1,140,000
  KLA Instruments Corp.               16,300**       806,850
  Microchip Technology, Inc.          19,500**       765,375

TECHNOLOGY (CONTINUED)
  Network General Corp.               27,200**   $   533,800
  Newpark Resources, Inc.             31,300**       594,700
  Norand Corp.                        15,000**       555,000
  Peak Technologies Group             40,000**       530,000
  Photronics, Inc.                    45,000**       967,500
  Proxima Corp.                       19,500**       507,000
  Quintiles Transnational             37,000**       994,375
  Scientific Games Holding, Inc.      22,000**       918,500
  Tencor Instruments                  46,000**     1,713,500
  Vencor International, Inc.          20,000**       910,000
                                                 -----------
                                                  17,135,614
                                                 -----------
TELECOMMUNICATIONS -- 3.5%
  Adtran, Inc.                        30,000**     1,008,750
  ALC Communications Corp.            23,000**       753,250
  General Datacomm
    Industries, Inc.                  35,500**     1,002,875
  LDDS Communications
    Group, Inc.                       23,400**       516,263
                                                 -----------
                                                   3,281,138
                                                 -----------
TEXTILES -- 2.0%
  Cyrk, Inc.                          17,500**       537,031
  Donnkenny, Inc.                     23,400**       497,250
  Nautica Enterprises                 25,000**       773,438
                                                 -----------
                                                   1,807,719
                                                 -----------
TRANSPORTATION -- 0.7%
  Swift Transportation, Inc.          15,000**       644,063
                                                 -----------
TRAVEL & RECREATION -- 3.9%
  Doubletree Corp.                    51,000**       953,063
  Equity Inns, Inc.                   40,000         435,000
  Regal Cinemas                       20,000**       756,250
  RFS Hotel                           48,000         772,500
  Sholodge, Inc.                      25,300**       556,600
                                                 -----------
                                                   3,473,413
                                                 -----------
TRUCKING & FREIGHT -- 1.6%
  Landstar System, Inc.               26,000**       897,000
  M.S. Carriers, Inc.                 22,700**       505,070
                                                 -----------
                                                   1,402,070
                                                 -----------
WASTE MANAGEMENT -- 0.9%
  United Waste Systems                33,500         829,125
                                                 -----------
TOTAL COMMON STOCKS
  (Cost $68,691,117)                              77,954,687
                                                 -----------

                See accompanying notes to financial statements.

                       SMALL CAP GROWTH EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                       PAR
                         MATURITY     (000)         VALUE
                         ---------  ---------    -----------
CORPORATE BONDS -- 1.7%
  Sholodge, Inc.
    7.50%               05/01/04     $ 1,500     $ 1,500,000
                                                 -----------
  (Cost $1,500,000)
TOTAL INVESTMENTS IN SECURITIES
  (Cost $80,518,345)                   99.9%      89,781,915
OTHER ASSETS IN EXCESS OF
  LIABILITIES                           0.1%          98,985
                                    -------      -----------
NET ASSETS (Applicable to
  6,457,109 Institutional shares,
  2,233,134 Service shares and
  160,040 Series A Investor shares
  outstanding)                        100.0%     $89,880,900
                                    =======      ===========

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER
  INSTITUTIONAL SHARE
  ($65,612,111 divided by 6,457,109)                  $10.16
                                                      ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SERVICE SHARE
  ($22,648,382 divided by 2,233,134)                  $10.14
                                                      ======
NET ASSET VALUE AND REDEMPTION PRICE PER
  SERIES A INVESTOR SHARE
  ($1,620,407 divided by 160,040)                     $10.12
                                                      ======
MAXIMUM OFFERING PRICE PER SERIES
  A INVESTOR SHARE
  ($10.12 divided by .955)                            $10.60
                                                      ======
-------------
  * Also cost for Federal income tax purposes. The gross
    unrealized appreciation (depreciation) on a tax basis is
    as follows:
    Gross unrealized appreciation                $10,582,713
    Gross unrealized depreciation                 (1,319,143)
                                                 -----------
                                                 $ 9,263,570
                                                 ===========
 ** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                             CORE EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                       PAR
                         MATURITY     (000)        VALUE
                         ---------  ---------   -----------
AGENCY OBLIGATIONS -- 12.0%
  FEDERAL HOME LOAN MORTGAGE
    CORPORATION -- 6.9%
    4.75%                10/03/94    $ 6,750    $ 6,748,219
  FEDERAL NATIONAL MORTGAGE
    ASSOCIATION -- 5.1%
    4.70%                10/18/94      5,000      4,988,903
                                                -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $11,737,122)                             11,737,122
                                                -----------

                                     NUMBER
                                    OF SHARES
                                    ---------
COMMON STOCKS -- 88.3%
AEROSPACE -- 1.0%
  United Technologies Corp.           15,000        939,375
                                                -----------
AIR TRANSPORT -- 1.6%
  Boeing Co.                          37,000      1,595,625
                                                -----------
BANKS -- 3.5%
  Banc One Corp.                      27,000        806,625
  BankAmerica Corp.                   31,000      1,367,875
  NationsBank Corp.                   25,000      1,225,000
                                                -----------
                                                  3,399,500
                                                -----------
BUSINESS MACHINES -- 1.4%
  Pitney Bowes, Inc.                  39,000      1,384,500
                                                -----------
BUSINESS SERVICES -- 0.7%
  Deluxe Corp.                        25,000        734,375
                                                -----------
CHEMICALS -- 8.5%
  Air Products & Chemicals, Inc.      20,000        935,000
  Dow Chemical Co.                    23,000      1,799,750
  E.I. Dupont De Nemours & Co.        26,000      1,508,000
  Minnesota Mining & Manufacturing
    Co.                               40,000      2,210,000
  PPG Industries, Inc.                30,000      1,188,750
  Rohm & Haas Co.                     12,000        685,500
                                                -----------
                                                  8,327,000
                                                -----------
COMPUTER PERIPHERAL -- 0.5%
  Cisco Sytems                        11,000**      301,125
  Parametric Technology Corp.          6,000**      199,500
                                                -----------
                                                    500,625
                                                -----------
CONSTRUCTION -- 1.9%
  Fluor Corp.                         38,000      1,890,500
                                                -----------
DRUGS AND HEALTH CARE -- 10.0%
  American Home Products Corp.        29,000    $ 1,740,000
  Columbia Healthcare, Corp.          28,000      1,218,000
  Eli Lilly and Co.                   18,000      1,041,750
  Johnson & Johnson                   40,000      2,065,000
  Merck & Co., Inc.                   17,000        603,500
  Pfizer, Inc.                        14,000        967,750
  United Healthcare Corp.             40,000      2,120,000
                                                -----------
                                                  9,756,000
                                                -----------
ELECTRONICS -- 7.5%
  AMP, Inc.                           23,000      1,779,625
  Emerson Electric Co.                29,000      1,729,125
  Intel Corp.                         29,000      1,783,500
  Motorola, Inc.                      23,000      1,213,250
  Schlumberger Ltd                    16,000        870,000
                                                -----------
                                                  7,375,500
                                                -----------
FINANCE -- 3.0%
  Dean Witter Discover Co.            37,000      1,392,125
  Federal National Mortgage
    Association                       20,000      1,575,000
                                                -----------
                                                  2,967,125
                                                -----------
FOOD & AGRICULTURE -- 2.4%
  McCormick & Co., Inc.               40,000        795,000
  Sara Lee Corp.                      34,000        765,000
  Sysco Corp.                         33,000        837,375
                                                -----------
                                                  2,397,375
                                                -----------
FREIGHT AND SHIPPING -- 0.7%
  W.W. Grainger, Inc.                 12,000        711,000
                                                -----------
INSURANCE -- 2.4%
  American International
    Group, Inc.                       19,000      1,688,625
  General Re Corp.                     6,500        688,188
                                                -----------
                                                  2,376,813
                                                -----------
MANUFACTURING -- 1.7%
  Illinois Tool Works, Inc.           38,000      1,624,500
                                                -----------
OIL DOMESTIC -- 1.7%
  Unocal Corp.                        59,000      1,666,750
                                                -----------
OIL INTERNATIONAL -- 7.0%
  Amoco Corp.                         30,500      1,807,125
  Atlantic Richfield Co.               9,000        907,875
  Chevron Corp.                       46,000      1,914,750
  Noble Affiliates, Inc.              20,000        535,000
  Royal Dutch Petroleum Co.           16,000      1,718,000
                                                -----------
                                                  6,882,750
                                                -----------

                See accompanying notes to financial statements.

                             CORE EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                     NUMBER
                                    OF SHARES      VALUE
                                    ---------   -----------
COMMON STOCKS (CONTINUED)
PAPER AND FOREST PRODUCTS -- 2.6%
  International Paper Co.             15,000    $ 1,177,500
  Temple Inland, Inc.                 15,000        828,750
  Union Camp Corp.                    11,000        540,375
                                                -----------
                                                  2,546,625
                                                -----------
PRODUCER GOODS -- 2.9%
  General Electric Co.                59,000      2,839,375
                                                -----------
RAILROADS & SHIPPING -- 2.8%
  Burlington Northern, Inc.           28,500      1,432,125
  Conrail Corp.                       25,500      1,262,250
                                                -----------
                                                  2,694,375
                                                -----------
RETAIL MERCHANDISING -- 4.6%
  J.C. Penney Co., Inc.               36,000      1,858,500
  Liz Claiborne, Inc.                 40,000        910,000
  May Department Stores Co.           25,000        984,375
  Wal-Mart Stores., Inc.              34,000        794,750
                                                -----------
                                                  4,547,625
                                                -----------
SOAPS & COSMETICS -- 2.1%
  International Flavors &
    Fragrances, Inc.                  30,000      1,248,750
  Unilever N.V.                        7,000        793,625
                                                -----------
                                                  2,042,375
                                                -----------
TELEPHONE -- 11.1%
  Alltel Corp.                        40,000      1,080,000
  AT&T Corp.                          47,000      2,538,000
  Bell Atlantic Corp.                 28,000      1,484,000
  GTE Corp.                           44,000      1,336,500
  MCI Communications Corp.            64,000      1,640,000
  Southwestern Bell Co.               34,000      1,445,000
  U.S. West, Inc.                     34,000      1,317,500
                                                -----------
                                                 10,841,000
                                                -----------
TOBACCO -- 1.7%
  Philip Morris Cos., Inc.            28,000      1,711,500
                                                -----------
TRAVEL & RECREATION -- 1.8%
  Walt Disney Co.                     46,000      1,788,250
                                                -----------

UTILITIES (ELECTRIC) -- 2.9%
  FPL Group, Inc.                     34,000    $ 1,105,000
  PECO Energy Co.                     65,000      1,649,374
                                                -----------
                                                  2,754,374
                                                -----------
UTILITIES GAS & ELECTRIC -- 0.3%
  Niagara Mohawk Power Corp.          23,000        304,750
                                                -----------
TOTAL COMMON STOCKS
  (Cost $86,165,689)                             86,599,562
                                                -----------
TOTAL INVESTMENTS IN SECURITIES
    (Cost $97,902,811*)                100.3%    98,336,684
LIABILITIES IN EXCESS OF
  OTHER ASSETS                          (0.3%)     (319,310)
                                    ---------   -----------
NET ASSETS (Applicable to
  4,851,728 Institutional shares,
  4,969,723 Service shares, and
  60,595 Series A Investor shares
  outstanding)                        100.0%    $98,017,374
                                     =======    ===========
NET ASSET VALUE AND REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE, AND SERIES A
  INVESTOR SHARE
  ($98,017,374 divided by 9,882,046)                 $9.92
                                                      =====
OFFERING PRICE PER INSTITUTIONAL AND SERVICE
  SHARE                                               $9.92
                                                      =====
MAXIMUM OFFERING PRICE PER
  SERIES A INVESTOR SHARE
  ($9.92 divided by .955)                            $10.39
                                                     ======

-------------
  * Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

    Gross unrealized appreciation             $ 3,730,659
    Gross unrealized depreciation              (3,296,786)
                                              -----------
                                              $   433,873
                                              ===========
 ** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                             INDEX EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                      PAR
                        MATURITY     (000)         VALUE
                        ---------  ---------    ------------
AGENCY OBLIGATIONS -- 5.4%
  FEDERAL HOME LOAN MORTGAGE CORP. DISCOUNT
    NOTES
    4.75%               10/03/94   $   6,980    $  6,978,158
  FEDERAL NATIONAL MORTGAGE CORP.
    DISCOUNT NOTES
    5.00%               10/03/94       2,620       2,619,272
                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $9,597,430)                                9,597,430
                                                ------------

                                    NUMBER
                                   OF SHARES
                                   ---------
COMMON STOCKS -- 94.3%
AEROSPACE -- 1.6%
  Boeing Co.                          16,700         720,187
  E Systems, Inc.                      1,900          78,612
  General Dynamics Corp.               3,100         135,625
  Lockheed Corp.                       3,100         215,837
  Martin Marietta Corp.                4,500         200,250
  McDonnell Douglas Corp.              1,800         207,900
  Northrop Grumman Corp.               2,200          99,550
  Rockwell International Corp.        11,200         383,600
  T.R.W., Inc.                         3,200         232,000
  Textron, Inc.                        4,400         223,850
  United Technologies Corp.            5,800         363,225
                                                ------------
                                                   2,860,636
                                                ------------
AIR TRANSPORT -- 0.3%
  A.M.R. Corp.                         4,000**       206,000
  Delta Air Lines, Inc.                3,000         134,250
  Federal Express Corp.                3,200**       198,000
  U.S. Air Group, Inc.                 2,800**        12,950
                                                ------------
                                                     551,200
                                                ------------
APPAREL -- 0.6%
  Brown Group, Inc.                    1,100          36,987
  Genesco, Inc.                        1,400**         3,325
  Hartmarx Corp.                       1,500**         8,062
  Liz Claiborne, Inc.                  3,900          88,725
  Melville Corp.                       6,100         217,312
  Nike, Inc.                           3,600         211,950
  Oshkosh B' Gosh, Inc.                  800          11,500
  Reebok International, Ltd.           3,900         139,425
  Russell Corp.                        1,900          57,950
  Spring Industries, Inc.              1,100          39,600
  Stride Rite Corp.                    2,500          35,000
  V.F. Corp.                           3,000         148,125
                                                ------------
                                                     997,961
                                                ------------
BANKS -- 5.7%
  Banc One Corp.                      19,845    $    592,869
  BankAmerica Corp.                   17,612         777,130
  Bankers Trust New York Corp.         3,500         233,625
  Bank of Boston Corp.                 5,600         149,100
  Barnett Banks, Inc.                  5,000         221,250
  Boatmens Bancshares, Inc.            5,500         170,844
  Chase Manhattan Corp.               12,400         429,350
  Chemical Banking Corp.              12,430         435,050
  Citicorp                            18,900         803,250
  CoreStates Financial Corp.           7,400         197,025
  Federal Home Loan
    Mortgage Corp.                    10,800         576,450
  First Chicago Corp.                  5,200         238,550
  First Fidelity Bancorp               4,500         189,000
  First Interstate Bancorp             3,900         316,387
  First Union Corp.                   11,460         495,645
  Fleet Financial Group, Inc.          6,900         259,612
  J.P. Morgan & Co., Inc.              8,800         534,600
  MBNA Corp.                           9,950         230,094
  Mellon Bank Corp.                    3,500         196,875
  N.B.D. Bancorp, Inc.                 8,450         241,881
  NationsBank Corp.                   13,047         639,302
  Norwest Corp.                       16,300         403,425
  Shawmut National Corp.               6,200         128,650
  Suntrust Banks, Inc.                 6,200         302,250
  Travelers, Inc.                     23,047         757,670
  U.S. Bancorp                         5,450         138,975
  Wells Fargo & Co.                    3,700         536,962
                                                ------------
                                                  10,195,821
                                                ------------
BUSINESS MACHINES -- 3.5%
  Amdahl Corp.                         6,600**        57,750
  Apple Computer, Inc.                 6,700         225,706
  Autodesk, Inc.                       1,400          87,500
  Ceridian Corp.                       2,500**        61,562
  Compaq Computer Corp.               14,100**       460,012
  Cray Research, Inc.                  1,600**        32,800
  D.S.C. Communication Corp.           5,200**       148,200
  Data General Corp.                   2,000**        20,000
  Digital Equipment Corp.              7,800**       206,700
  Honeywell, Inc.                      7,400         255,300
  Intergraph Corp.                     2,500**        22,812
  International Business
    Machines Corp.                    32,800       2,279,600
  Lotus Development Corp.              2,400**        88,200
  Novell, Inc.                        18,400**       271,400
  Oracle Systems Corp.                17,600**       756,800
  Pitney Bowes, Inc.                   8,500         301,750
  Tandem Computers, Inc.               6,500**       105,625

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES       VALUE
                                   ---------    ------------
COMMON STOCKS (CONTINUED)
BUSINESS MACHINES (CONTINUED)
  Unisys Corp.                         9,600**  $    103,200
  Xerox Corp.                          6,200         661,850
                                                ------------
                                                   6,146,767
                                                ------------
BUSINESS SERVICES -- 1.7%
  Automatic Data Processing, Inc.      7,200         404,100
  Browning Ferris Industries,
    Inc.                               9,500         301,625
  Computer Associates
    International, Inc.                7,800         347,100
  Computer Sciences Corp.              3,000**       130,500
  Deluxe Corp.                         4,000         117,500
  Dun & Bradstreet Corp.               8,300         477,250
  Ecolab, Inc.                         3,300          71,775
  John H. Harland Co.                  1,500          31,500
  Moore Corp., Ltd.                    5,100          93,712
  National Education Corp.             1,300**         6,662
  National Service Industries,
    Inc.                               3,000          79,500
  Rollins Environmental
    Services, Inc.                     2,800**        17,150
  Shared Medical Systems Corp.           900          24,750
  Sun Microsystems, Inc.               5,860**       172,137
  WMX Technologies, Inc.              24,500         707,437
                                                ------------
                                                   2,982,698
                                                ------------
CHEMICALS -- 4.9%
  Air Products & Chemicals, Inc.       6,300         294,525
  Allied-Signal, Inc.                 13,200         450,450
  American Cyanamid Co.                4,600         457,700
  Dow Chemical Co.                    13,800       1,079,850
  Eastman Chemical Co.                 4,925         267,797
  E.I. Dupont de Nemours & Co.        33,200       1,925,600
  Ethyl Corp.                          6,300          71,662
  First Mississippi Corp.              1,200          24,300
  Great Lakes Chemical Corp.           3,900         229,125
  Hercules, Inc.                       2,300         236,612
  Mallinckrodt Group, Inc.             3,700         119,787
  Minnesota Mining &
    Manufacturing Co.                 21,400       1,182,350
  Monsanto Co.                         5,500         442,062
  Morton International, Inc.           6,900         189,750
  Nalco Chemical Co.                   3,300         108,487
  P.P.G. Industries, Inc.              9,900         392,287
  Praxair, Inc.                        7,600         185,250
  Rohm & Haas Co.                      3,400         194,225
  Safety-Kleen Corp.                   2,700          43,875
  Sherwin Williams Co.                 4,500         140,062
  Union Carbide Corp.                  7,300         248,200

CHEMICALS (CONTINUED)
  Williams Cos., Inc.                  5,500    $    165,000
  W.R. Grace & Co.                     4,800         199,200
                                                ------------
                                                   8,648,156
                                                ------------
CONGLOMERATES -- 0.2%
  I.T.T. Corp.                         4,900         408,537
                                                ------------
CONSTRUCTION -- 1.3%
  Armstrong World Industries,
    Inc.                               1,700          73,737
  Centex Corp.                         1,300          30,062
  Corning, Inc.                       10,000         323,750
  Crane Co.                            1,350          34,594
  Fluor Corp.                          3,900         194,025
  Home Depot, Inc.                    24,582       1,032,444
  Kaufman & Broad Home Corp.           1,700          23,162
  Masco Corp.                          7,700         185,762
  Morrison Knudson Corp.               1,300          21,612
  Newell Co.                           7,600         169,100
  Owens-Corning
    Fiberglass Corp.                   1,900**        63,650
  Pulte Corp.                          1,100          23,925
  Stanley Works                        2,400          97,500
                                                ------------
                                                   2,273,323
                                                ------------
CONSUMER DURABLES -- 0.2%
  Bassett Furniture, Inc.                750          19,594
  Black & Decker Corp.                 4,000          87,500
  Maytag Corp.                         5,300          85,462
  Outboard Marine Corp.                  700          15,925
  Whirlpool Corp.                      3,600         184,950
  Zenith Electronics Corp.             1,800**        20,475
                                                ------------
                                                     413,906
                                                ------------
CONTAINERS -- 0.2%
  Ball Corp.                           1,600          45,400
  Crown Cork & Seal Co., Inc.          4,200**       161,700
  Stone Container Corp.                4,086**        79,677
                                                ------------
                                                     286,777
                                                ------------
DRUGS & HEALTH CARE -- 7.2%
  Abbott Laboratories, Inc.           49,400       1,549,925
  Allergan, Inc.                       4,000         101,500
  Alza Corp.                           4,400**        90,750
  American Home Products Corp.        17,400       1,044,000
  Amgen, Inc.                          7,600**       404,700
  Bausch & Lomb, Inc.                  3,500         136,500
  Baxter International, Inc.          15,400         433,125
  Becton, Dickinson & Co.              4,100         197,825
  Beverly Enterprises, Inc.            4,300**        66,112
  Biomet, Inc.                         6,600**        81,675

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES       VALUE
                                   ---------    ------------
COMMON STOCKS (CONTINUED)
DRUGS & HEALTH CARE (CONTINUED)
  Columbia/HCA
    Healthcare Corp.                     500    $     21,750
  Community Psychiatric Centers        2,600          35,425
  C.R. Bard, Inc.                      3,000          75,000
  Eli Lilly & Co.                     16,800         972,300
  Johnson & Johnson                   31,200       1,610,700
  Manor Care, Inc.                     3,450          91,856
  McKesson Corp.                       2,400         244,200
  Medtronic, Inc.                      7,000         370,125
  Merck & Co., Inc.                   56,700       2,012,850
  National Medical
    Enterprises, Inc.                  8,200**       140,425
  Pfizer, Inc.                        19,200       1,327,200
  Schering Plough Corp.                9,100         646,100
  St. Jude Medical, Inc.               2,800         100,275
  Therapeutic Discovery Corp.            420**         2,441
  United States Surgical Corp.         3,200          86,000
  Upjohn Co.                           8,300         283,237
  Warner Lambert Co.                   8,300         666,075
                                                ------------
                                                  12,792,071
                                                ------------
ELECTRONICS -- 4.0%
  A.M.P., Inc.                         5,100         394,612
  Advanced Micro Devices, Inc.         4,700**       139,825
  Andrew Corp.                         1,650**        82,706
  E.G. & G., Inc.                      2,800          42,700
  Emerson Electric Co.                11,800         703,575
  General Signal Corp.                 2,300          80,787
  Harris Corp.                         1,800          87,525
  Hewlett Packard Co.                 11,400         996,075
  Intel Corp.                         21,500       1,322,250
  Johnson Controls, Inc.               2,300         114,425
  Litton Industries, Inc.                100**         3,725
  Loral Corp.                          3,900         153,562
  M.A. Communications, Inc.            1,500**        11,437
  Motorola, Inc.                      26,900       1,418,975
  National Semiconductor Corp.         5,800**        90,625
  Northern Telecom, Ltd.              11,800         410,050
  Perkin Elmer Corp.                   2,000          62,750
  Raytheon Co.                         7,000         448,875
  Scientific Atlanta Corp.             2,050          83,794
  Tektronix, Inc.                      1,700          65,875
  Teledyne, Inc.                       2,800          44,450
  Texas Instruments, Inc.              4,900         335,037
  Thomas & Betts Corp.                 1,100          74,525
                                                ------------
                                                   7,168,160
                                                ------------

ENERGY & RAW MATERIALS -- 2.9%
  Baker Hughes, Inc.                   6,700    $    124,787
  Burlington Resources, Inc.             400          15,000
  Dresser Industries, Inc.             7,900         159,975
  Eastern Enterprises                  1,100          28,875
  Halliburton Co.                      5,300         166,950
  Helmerich & Payne, Inc.              1,500          42,187
  Louisiana Land &
    Exploration Co.                    1,700          74,375
  Maxus Energy Corp.                   6,700**        30,150
  McDermott International, Inc.        3,100          79,825
  N L Industries, Inc.                   200**         2,200
  Nacco Industries, Inc.                 500          29,687
  Occidental Petroleum Corp.          18,000         378,000
  Pittston Mineral Group                 420          10,027
  Pittston Services Group              2,200          62,700
  Rowan Cos., Inc.                     3,900**        28,275
  Royal Dutch Petroleum Co.           26,000       2,791,750
  Schlumberger, Ltd.                  13,900         755,812
  USX-Marathon Group, Inc.            16,800         298,200
                                                ------------
                                                   5,078,775
                                                ------------
ENERGY & UTILITIES -- 4.7%
  American Electric
    Power Co., Inc.                   11,300         354,537
  Baltimore Gas & Electric Co.         7,200         165,600
  Carolina Power & Light Co.           9,500         250,562
  Central & South West Corp.          11,500         255,875
  Coastal Corp.                        5,850         163,069
  Columbia Gas System, Inc.            3,000**        80,625
  Consolidated Edison Co., Inc.       14,200         353,225
  Consolidated Natural Gas Co.         5,500         213,812
  Detroit Edison Co.                   7,100         181,050
  Dominion Resources, Inc.             8,650         322,212
  Duke Power Co.                      10,200         397,800
  Enron Corp.                         12,800         387,200
  Enserch Corp.                        3,400          47,175
  Entergy Corp.                       13,700         318,525
  F.P.L. Group, Inc.                  11,100         360,750
  Houston Industries, Inc.             7,500         264,375
  Niagara Mohawk Power Corp.           8,100         107,325
  Nicor, Inc.                          3,200          77,600
  Noram Energy Corp.                   7,000          45,500
  Northern States Power Co.            3,700         156,325
  Ohio Edison Co.                      8,700         165,300
  Oneok, Inc.                          1,100          18,563
  Oryx Energy Co.                      4,900          67,987
  P.S.I. Resources, Inc.               3,300          73,837
  Pacific Enterprises                  4,500          95,625
  Pacific Gas & Electric Co.          20,100         457,275
  Pacificorp                          15,900         268,312

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES       VALUE
                                   ---------    ------------
COMMON STOCKS (CONTINUED)
ENERGY & UTILITIES (CONTINUED)
  Panhandle Eastern Corp.              6,500    $    151,125
  PECO Energy Co.                     11,300         286,737
  Peoples Energy Corp.                 1,500          39,375
  Public Service Enterprise
    Group, Inc.                       13,800         362,250
  SCEcorp                             27,200         353,600
  Sonat, Inc.                          5,100         160,012
  Southern Co.                        31,500         586,687
  Texas Utilities Co.                 10,400         339,300
  Transco Energy Co.                   1,900          28,500
  Unicom Corp.                        12,300         273,675
  Union Electric Co.                   4,900         171,500
                                                ------------
                                                   8,402,802
                                                ------------
FINANCE -- 2.3%
  Beneficial Corp.                     4,200         171,150
  Dean Witter Discover & Co.          28,311       1,065,201
  Federal National Mortgage
    Association                       15,000       1,181,250
  Golden West Financial Corp.          4,500         178,312
  Great Western Financial Corp.        9,700         186,725
  H.F. Ahmanson & Co.                  8,900         185,787
  Household International, Inc.        5,900         210,925
  Merrill Lynch & Co., Inc.           11,000         380,875
  Salomon, Inc.                        7,100         280,450
  Wachovia Corp.                       6,000         193,500
                                                ------------
                                                   4,034,175
                                                ------------
FOOD & AGRICULTURE -- 5.6%
  Archer-Daniels-Midland Co.          16,977         441,402
  Borden, Inc.                         8,000         110,000
  C.P.C. International, Inc.           7,900         399,937
  Campbell Soup Co.                   12,400         489,800
  Coca Cola Co.                       64,100       3,116,863
  Conagra, Inc.                       13,000         409,500
  Fleming Cos., Inc.                   2,200          51,425
  General Cinema Cos., Inc.              430**        12,631
  General Mills, Inc.                  9,300         537,075
  H.J. Heinz Co.                      12,400         454,150
  Hershey Foods Corp.                  4,500         202,500
  Kellogg Co.                         11,600         665,550
  Pepsico, Inc.                       39,700       1,315,063
  Pet, Inc.                            5,900         116,525
  Pioneer Hi Bred
    International, Inc.                  300           9,450
  Quaker Oats Co.                      3,800         290,700
  Ralcorp Holdings, Inc.               2,033**        38,627
  Ralston Purina Group                 4,800         198,600
  Sara Lee Corp.                      23,700         533,250

FOOD & AGRICULTURE (CONTINUED)
  Sysco Corp.                          8,900    $    225,838
  Whitman Corp.                        5,300          88,775
  W.M. Wrigley Jr. Co.                 5,900         240,425
                                                ------------
                                                   9,948,086
                                                ------------
GOLD -- 0.5%
  American Barrick
    Resources Corp.                   16,400         436,650
  Homestake Mining Co.                 7,500         159,375
  Placer Dome, Inc.                   11,400         286,425
  Santa Fe Pacific Gold Corp.          5,552**        93,695
                                                ------------
                                                     976,145
                                                ------------
INSURANCE -- 2.7%
  Aetna Life & Casualty Co.            6,600         306,075
  Alexander & Alexander Services,
    Inc.                               1,900          37,050
  American General Corp.              12,500         339,063
  American International
    Group, Inc.                       15,775       1,402,003
  C.N.A. Financial Corp.                 200**        12,600
  Chubb Corp.                          4,100         291,613
  Cigna Corp.                          3,400         209,525
  Continental Corp.                    2,700          36,450
  General Re Corp.                     4,500         476,438
  Jefferson Pilot Corp.                2,250         118,969
  Lincoln National Corp.               4,800         179,400
  Marsh & McLennan Cos., Inc.          4,600         359,375
  Providian Corp.                      5,000         157,500
  Safeco Corp.                         3,200         164,800
  St. Paul Cos., Inc.                  4,200         170,625
  Torchmark Corp.                      4,300         188,663
  Transamerica Corp.                   3,200         160,800
  U.S. Life Corp.                      1,350          44,719
  U.S.F. & G. Corp.                    4,200          55,650
                                                ------------
                                                   4,711,318
                                                ------------
LIQUOR -- 0.8%
  Anheuser-Busch Cos., Inc.           13,400         681,725
  Brown Forman Corp.                   3,400          91,800
  Coors Adolph Co.                     2,200          40,700
  Seagram Co., Ltd.                   17,800         538,450
                                                ------------
                                                   1,352,675
                                                ------------
MEDIA -- 2.5%
  C.B.S., Inc.                           700         224,525
  Capital Cities/A.B.C., Inc.          5,000         410,000
  Comcast Corp.                        2,100**        32,025
  Dow Jones & Co., Inc.                6,000         180,000
  Gannett Co., Inc.                    9,500         456,000
  Harcourt General, Inc.               4,000         137,500

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES       VALUE
                                   ---------    ------------
COMMON STOCKS (CONTINUED)
MEDIA (CONTINUED)
  King World Productions, Inc.         2,100**  $     80,325
  Knight-Ridder, Inc.                  3,300         164,175
  McGraw Hill, Inc.                    2,900         212,425
  Meredith Corp.                         900          41,850
  New York Times Co.                   4,700         102,813
  R.R. Donnelly & Sons, Inc.           9,200         276,000
  Tele Communications, Inc. Class
    A                                 26,300**       583,531
  Time-Warner, Inc.                   21,300         748,163
  Times Mirror Co.                     7,500         230,625
  Tribune Co.                          3,900         210,600
  Viacom, Inc. Class A                   952**        38,318
  Viacom, Inc. Class B                 7,213**       283,118
  Viacom, Inc. Non-voting             11,900**        14,875
                                                ------------
                                                   4,426,868
                                                ------------
METALS & MINING -- 1.0%
  Alcan Aluminum, Ltd.                11,200         295,400
  Aluminum Co. of America              4,000         339,000
  Asarco, Inc.                         1,900          62,463
  Cyprus Amax Minerals Co.             5,050         157,813
  Echo Bay Mines, Ltd.                 5,200          71,500
  Engelhard Corp.                      5,425         145,797
  Inco, Ltd.                           5,400         162,675
  Newmont Mining Corp.                 3,992         179,640
  Phelps Dodge Corp.                   3,500         217,438
  Reynolds Metals Co.                  3,500         198,188
                                                ------------
                                                   1,829,914
                                                ------------
MOTOR VEHICLES -- 2.6%
  Chrysler Corp.                      16,900         758,388
  Cummins Engine Co., Inc.             2,100          82,688
  Dana Corp.                           4,700         131,600
  Eaton Corp.                          3,500         166,250
  Echlin, Inc.                         2,900          88,088
  Fleetwood Enterprises, Inc.          2,200          55,275
  Ford Motor Co.                      48,900       1,356,975
  General Motors Corp.                36,400       1,706,250
  Genuine Parts Co.                    6,300         221,288
  S.P.X. Corp.                           800          13,800
  Skyline Corp.                          600          12,150
                                                ------------
                                                   4,592,752
                                                ------------
NON-DURABLES & ENTERTAINMENT -- 1.4%
  Bally Entertainment Corp.            2,200**        16,500
  Brunswick Corp.                      5,300         106,663
  Handleman Co.                        1,500          16,125
  Hasbro, Inc.                         4,200         123,900
  H&R Block, Inc.                      5,200         238,550

NON-DURABLES & ENTERTAINMENT (CONTINUED)
  Jostens, Inc.                        2,600    $     46,475
  Luby's Cafeterias, Inc.              1,150          26,450
  Marriott International, Inc.         6,000         173,250
  Mattel, Inc.                         7,250         196,656
  McDonald's Corp.                    36,400         955,500
  Premark International, Inc.          3,300         139,425
  Rubbermaid, Inc.                     8,000         213,000
  Ryan's Family Steak
    Houses, Inc.                       2,700**        16,031
  Service Corp. International          4,100         105,575
  Shoney's, Inc.                       2,400**        33,300
  Wendy's International, Inc.          5,800          84,100
                                                ------------
                                                   2,491,500
                                                ------------
OIL DOMESTIC -- 2.4%
  Amerada-Hess Corp.                   4,500         209,250
  Amoco Corp.                         24,600       1,457,550
  Ashland Oil, Inc.                    2,800          99,050
  Atlantic Richfield Co.               8,200         827,175
  Kerr-McGee Corp.                     2,300         111,838
  Pennzoil Co.                         2,300         107,813
  Phillips Petroleum Co.              13,600         465,800
  Santa Fe Energy
    Resources, Inc.                    3,980**        36,815
  Sun Co., Inc.                        4,700         135,125
  Tenneco, Inc.                        8,100         357,413
  Unocal Corp.                        11,300         319,225
  Western Atlas, Inc.                  2,200**        96,250
                                                ------------
                                                   4,223,304
                                                ------------
OIL INTERNATIONAL -- 4.0%
  Chevron Corp.                       31,300       1,302,863
  Exxon Corp.                         61,400       3,538,175
  Mobil Corp.                         19,800       1,566,675
  Texaco, Inc.                        12,800         768,000
                                                ------------
                                                   7,175,713
                                                ------------
PAPER & FOREST PRODUCTS -- 2.0%
  American Greetings Corp.             4,400         127,050
  Avery Dennison Corp.                 3,500         120,313
  Bemis Co., Inc.                      2,300          56,925
  Boise Cascade Corp.                  1,700          50,150
  Champion International, Inc.         4,700         182,125
  Federal Paper Board, Inc.            1,900          59,850
  Georgia Pacific Corp.                4,700         359,550
  International Paper Co.              6,700         525,950
  James River Corp.                    4,000          97,000
  Kimberly Clark Corp.                 8,300         487,625
  Louisiana-Pacific Corp.              5,100         168,938
  Mead Corp.                           3,000         156,000

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES       VALUE
                                   ---------    ------------
COMMON STOCKS (CONTINUED)
PAPER & FOREST PRODUCTS (CONTINUED)
  Potlatch Corp.                       1,200    $     49,500
  Scott Paper Co.                      3,800         232,275
  Temple Inland, Inc.                  2,800         154,700
  Union Camp Corp.                     3,300         162,113
  Westvaco Corp.                       3,900         148,688
  Weyerhaeuser Co.                    10,300         459,638
                                                ------------
                                                   3,598,390
                                                ------------
PHOTO EQUIPMENT -- 0.5%
  Eastman Kodak Co.                   15,800         817,650
  Polaroid Corp.                       2,100          73,763
                                                ------------
                                                     891,413
                                                ------------
PRODUCER GOODS -- 4.1%
  Alco Standard Corp.                  2,800         173,950
  Briggs & Stratton Corp.                800          56,200
  Caterpillar, Inc.                   11,600         627,850
  Cincinnati Milacron, Inc.            1,600          41,200
  Clark Equipment Co.                  1,100**        76,175
  Cooper Industries, Inc.              5,800         233,450
  Deere & Co.                          4,300         295,088
  Denver Machinery, Inc.                 264**         2,541
  Dover Corp.                          2,800         159,250
  F.M.C. Corp.                         1,600**        99,600
  Foster Wheeler Corp.                 1,600          55,000
  General Electric Co.                76,200       3,667,125
  Giddings & Lewis, Inc.               1,800          32,063
  Harnischfeger Industries, Inc.       1,376          36,292
  Illinois Tool Works, Inc.            5,500         235,125
  Ingersoll Rand Co.                   6,100         215,788
  Millipore Corp.                      1,200          64,500
  Navistar International Corp.         1,620**        22,478
  Paccar, Inc.                         1,800          82,013
  Pall Corp.                           5,566          96,014
  Parker-Hannifin Corp.                2,300          91,713
  Raychem Corp.                        2,400          98,400
  Snap On, Inc.                        2,500          88,125
  Timken Co.                           1,300          48,913
  Trinova Corp.                        1,200          41,850
  Tyco International, Ltd.             2,600         123,500
  Varity Corp.                         1,490**        55,689
  Westinghouse Electric Corp.         17,500         227,500
  W.W. Grainger, Inc.                  2,900         171,825
  Zurn Industries, Inc.                  700          13,738
                                                ------------
                                                   7,232,955
                                                ------------
RAILROADS & SHIPPING -- 1.1%
  Burlington Northern, Inc.            4,600         231,150
  C.S.X. Corp.                         5,700         390,450

RAILROADS & SHIPPING (CONTINUED)
  Consolidated Rail Corp.              3,700    $    183,150
  Norfolk Southern Corp.               6,500         404,625
  Ogden Corp.                          2,000          42,000
  Santa Fe Pacific Corp.               9,252**       116,807
  Union Pacific Corp.                  9,800         525,525
                                                ------------
                                                   1,893,707
                                                ------------
RETAIL MERCHANDISING -- 5.7%
  Albertsons, Inc.                    13,000         378,625
  American Stores Co.                  6,900         174,225
  Bruno's, Inc.                        4,300          39,775
  Charming Shoppes, Inc.               5,900          47,938
  Circuit City Stores, Inc.            4,500         116,438
  Dayton Hudson Corp.                  4,200         321,300
  Dillard Department Stores, Inc.      6,600         176,550
  Gap, Inc.                            8,100         266,288
  Giant Food, Inc.                     3,000          64,500
  Great Atlantic & Pacific
    Tea Co., Inc.                      1,700          43,138
  Interpublic Group of Cos., Inc.        200           6,600
  J.C. Penney Co., Inc.               13,200         681,450
  K Mart Corp.                        22,200         396,825
  Kroger Co.                           5,300**       141,113
  Limited, Inc.                       21,400         419,975
  Longs Drug Stores, Inc.              1,300          45,013
  Lowe's Cos., Inc.                    8,600         332,175
  May Department Stores Co.           14,500         570,938
  Mercantile Stores Co., Inc.          2,200          91,300
  Nordstrom, Inc.                      4,000         160,000
  Pep Boys-Manny, Moe & Jack           3,100         107,725
  Price/Costco, Inc.                   6,238**       100,198
  Rite Aid Corp.                       4,200          87,150
  Sears, Roebuck & Co.                20,400         979,200
  Super Valu, Inc.                     3,400          88,400
  T.J.X. Cos., Inc.                    3,700          77,700
  Tandy Corp.                          3,200         137,600
  Toys "(LOGO)" Us, Inc.              16,100**       573,563
  Wal-Mart Stores, Inc.              130,500       3,050,438
  Walgreen Co.                         5,800         218,225
  Winn-Dixie Stores, Inc.              3,500         175,000
  Woolworth Corp.                      7,700         133,788
                                                ------------
                                                  10,203,153
                                                ------------
SOAPS & COSMETICS -- 3.4%
  Alberto-Culver Co.                   1,200          28,050
  Avon Products, Inc.                  3,400         203,150
  Bristol-Myers Squibb Co.            24,700       1,417,163
  Clorox Co.                           2,700         140,738
  Colgate-Palmolive Co.                7,200         417,600
  Gillette Co.                        10,800         764,100

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES       VALUE
                                   ---------    ------------
COMMON STOCKS (CONTINUED)
SOAPS & COSMETICS (CONTINUED)
  International Flavors &
    Fragrances, Inc.                   5,300    $    220,613
  Proctor & Gamble Co.                33,616       2,004,354
  Unilever N.V.                        7,700         872,988
                                                ------------
                                                   6,068,756
                                                ------------
STEEL -- 0.4%
  Armco, Inc.                          6,100**        36,600
  Bethlehem Steel Corp.                5,000**       105,000
  Inland Steel Industries, Inc.        2,100**        82,688
  National Intergroup, Inc.              600**         9,450
  Nucor Corp.                          4,100         285,463
  USX-US Steel Group, Inc.             3,500         146,563
  Worthington Industries, Inc.         4,400          94,600
                                                ------------
                                                     760,364
                                                ------------
TELECOMMUNICATIONS -- 0.0%
  Comcast Corp. Special Class A
    Non-Voting                         1,650          25,266
                                                ------------
TELEPHONE -- 9.3%
  Airtouch Communications, Inc.       24,500         701,313
  Ameritech Corp.                     26,400       1,062,600
  AT&T Corp.                         101,220       5,465,880
  Bell Atlantic Corp.                 21,700       1,150,100
  Bellsouth Corp.                     24,300       1,354,725
  G.T.E. Corp.                        53,200       1,615,950
  MCI Communications Corp.            30,400         779,000
  NYNEX Corp.                         20,500         789,250
  Pacific Telesis Group               20,500         630,375
  Southwestern Bell Corp.             35,400       1,504,500
  Sprint Corp.                        16,700         636,688
  U.S. West, Inc.                     21,200         821,500
                                                ------------
                                                  16,511,881
                                                ------------
TIRES & RUBBER GOODS -- 0.2%
  B.F. Goodrich Co.                    1,500          63,000
  Cooper Tire & Rubber Co.             4,000          93,500
  Goodyear Tire & Rubber Co.           8,100         270,338
                                                ------------
                                                     426,838
                                                ------------
TOBACCO -- 1.9%
  American Brands, Inc.                9,700         351,625
  Philip Morris Cos., Inc.            44,300       2,707,837
  U.S.T., Inc.                        10,300         294,837
                                                ------------
                                                   3,354,299
                                                ------------
TRAVEL & RECREATION -- 0.8%
  Dial Corp.                           5,000         104,375
  Hilton Hotels Corp.                  2,800         167,650

TRAVEL & RECREATION (CONTINUED)
  Promus Cos., Inc.                    6,000**  $    201,750
  Walt Disney Co.                     25,600         995,200
                                                ------------
                                                   1,468,975
                                                ------------
TRUCKING & FREIGHT -- 0.1%
  Consolidated Freightways, Inc.       1,800**        39,600
  Roadway Services, Inc.               1,800         103,500
  Ryder System, Inc.                   3,600          92,250
  Yellow Corp.                         1,600          29,800
                                                ------------
                                                     265,150
                                                ------------
TOTAL COMMON STOCK
  (Cost $153,258,219)                            167,671,187
                                                ------------
                                      PAR
                        MATURITY     (000)
                        ---------  ---------
U.S. TREASURY OBLIGATIONS -- 0.1%
U.S. Treasury Bills
  4.55%                 12/15/94        $100***       99,052
                                                ------------
  (Cost $99,052)
                                    NUMBER
                                   OF SHARES
                                   ---------
WARRANTS -- 0.0%
BANKS
  Shawmut Warrants
  01/18/96 (Cost $473)                    90**           360
                                                ------------
TEMPORARY INVESTMENTS -- 0.0%
  Smith Barney Money
  Market Fund
  (Cost $7,619)                        7,619           7,619
                                                ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $162,962,793*)                 99.8%     177,375,648
OTHER ASSETS IN EXCESS OF
  LIABILITIES                           0.2%         378,393
                                   ---------    ------------
NET ASSETS(Applicable to
  13,516,275 Institutional
  shares, 2,504,449 Service
  shares and 240,770 Series A
  Investor shares outstanding)        100.0%    $177,754,041
                                      ------    ------------
                                      ------    ------------
NET ASSET VALUE AND REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE AND SERIES A
  INVESTOR SHARE
  ($177,754,041 divided by 16,261,494)                $10.93
                                                      ------
                                                      ------

                See accompanying notes to financial statements.

                             INDEX EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                                   VALUE
                                                ------------
OFFERING PRICE PER INSTITUTIONAL AND SERVICE
  SHARE                                               $10.93
                                                      ------
                                                      ------
MAXIMUM OFFERING PRICE PER SERIES A INVESTOR
  SHARE
  ($10.93 divided by .955)                            $11.45
                                                      ------
                                                      ------

-------------
  * Cost for Federal income tax purposes is $163,054,924. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

    Gross unrealized appreciation             $23,227,899
    Gross unrealized depreciation              (8,907,175)
                                              -----------
                                              $14,320,724
                                              ===========

 ** Non-income producing security.

*** Principal amount of securities pledged as initial margin requirement of $70,000 on 7 Standard & Poor's 500 Stock Index futures contracts expiring December 1994.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                        SMALL CAP VALUE EQUITY PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                      PAR
                        MATURITY     (000)         VALUE
                        ---------  ---------    ------------
AGENCY OBLIGATIONS -- 3.5%
FEDERAL NATIONAL MORTGAGE
  ASSOCIATION DISCOUNT NOTE
  4.7859%                10/17/94   $ 8,000     $  7,983,289
                                                ------------
  (Cost $7,983,289)

                                    NUMBER
                                   OF SHARES
                                   ---------
COMMON STOCKS -- 94.1%
APPAREL -- 8.9%
  Chic By H.I.S., Inc.              211,000**      2,294,625
  Cone Mills Corp.                  170,000**      2,188,750
  Conso Products Co.                 51,500**        708,125
  Delta Woodside Industries, Inc.    30,700          341,539
  Forstmann & Company, Inc.          60,000**        540,000
  J Baker, Inc.                      95,200        1,963,500
  Jones Apparel Group, Inc.          79,300**      1,942,850
  Lydall, Inc.                       95,000**      3,277,499
  Maxwell Shoe Company, Inc.         93,300**      1,113,769
  Nine West Group, Inc.              80,000**      2,130,000
  Spring Industries, Inc.            36,000        1,296,000
  Velcro Industries                  39,900        2,733,150
                                                ------------
                                                  20,529,807
                                                ------------
BANKS -- 3.4%
  Bankatlantic Bancorp, Inc.         81,000        1,356,750
  Banknorth Group, Inc.              90,200        2,187,350
  BB&T Financial Corp.               50,900        1,476,100
  Mercantile Bankshares Corp.        46,950        1,038,769
  Security Capital Corp.              8,200**        378,225
  Standard Federal Bank              51,300        1,397,925
                                                ------------
                                                   7,835,119
                                                ------------
CHEMICALS -- 2.6%
  IMC Global, Inc.                   56,000**      2,492,000
  Vigoro Corp.                       70,100        2,479,788
  WD-40 Co.                          25,600        1,094,400
                                                ------------
                                                   6,066,188
                                                ------------
COMPUTER & OFFICE EQUIPMENT -- 1.6%
  GBC Technologies, Inc.            206,100        1,906,425
  Nu Kote Holdings                   99,900**      1,873,125
                                                ------------
                                                   3,779,550
                                                ------------
CONSTRUCTION -- 4.7%
  Beazer Homes USA, Inc.            145,400**      2,126,474
  Brenco, Inc.                      124,500        1,571,813
  BW/IP, Inc.                       135,400        2,504,900
  Crown Crafts, Inc.                132,000        2,145,000
  Dames & Moore, Inc.                64,800          899,100
  Heilig-Meyers Co.                  60,168        1,564,368
                                                ------------
                                                  10,811,655
                                                ------------
CONSUMER-PRODUCTS -- 4.9%
  First Brands Corp.                 20,999     $    703,467
  General Housewares Corp.           42,400          530,000
  Libbey, Inc.                      120,000        2,069,999
  Lillian Vernon Corp.               87,600        1,620,600
  North American Watch Corp.         85,700        1,210,513
  Oroamerica, Inc.                  195,000**      1,365,000
  Roberds, Inc.                     114,800**      1,119,300
  Safeskin Corp.                     40,000**        570,000
  Stanley Furniture, Inc.           155,900**      1,539,513
  Stewart Enterprises, Inc. Class
    A                                23,250          575,438
                                                ------------
                                                  11,303,830
                                                ------------
DRUGS AND HEALTH CARE -- 2.2%
  Beckman Instruments, Inc.          58,800        1,734,600
  Emphesys Financial Group, Inc.      1,200           42,150
  Herbalife International, Inc.      61,550        1,061,738
  PCI Services, Inc.                 70,900**        460,850
  Physician Corporation of
    America                          78,600**      1,778,325
  Physicians Health Services,
    Inc. Class A                        800**         18,200
                                                ------------
                                                   5,095,863
                                                ------------
ELECTRONICS -- 14.1%
  Aetrium, Inc.                      71,400**        803,250
  AST Research, Inc.                170,000**      2,231,250
  Belden, Inc.                      205,600        4,266,200
  Cable Design Techologies          150,700**      2,222,825
  Computer Horizons Corp.           162,000        1,944,000
  Concurrent Computers Corp.        390,900**        537,488
  Conner Peripherals, Inc.           70,000**        761,250
  DH Technology, Inc.               110,000**      2,530,000
  Franklin Electronic
    Publishers, Inc.                 86,000**      1,300,750
  FSI International, Inc.            43,400**        998,200
  Holophane Corp.                    80,400**      1,487,400
  Input/Output, Inc.                125,000**      2,960,937
  Instrument Systems Corp.          122,200**        962,325
  Kemet Corp.                        87,700**      1,841,700
  Mark IV Industries, Inc.          106,366        2,419,826
  Marshall Industries                45,200        1,135,650
  MDL Information Systems, Inc.     117,000**        775,125
  Oak Industries, Inc.              102,600**      2,526,524
  Photronics, Inc.                   38,300**        823,450
                                                ------------
                                                  32,528,150
                                                ------------
FINANCE -- 3.6%
  Albank Financial Corp.             81,600        1,978,800
  Amfed Financial, Inc.              82,170        1,828,283
  W.R. Berkley Co.                   24,500          882,000

                See accompanying notes to financial statements.

                        SMALL CAP VALUE EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES       VALUE
                                   ---------    ------------
COMMON STOCKS (CONTINUED)
FINANCE (CONTINUED)
  First Colony Corp.                 75,000     $  1,565,625
  Long Island Bancorp, Inc.          67,600**      1,073,150
  Paul Revere Corp.                  70,000        1,041,250
                                                ------------
                                                   8,369,108
                                                ------------
FOOD & AGRICULTURE -- 1.9%
  Bush Boake Allen, Inc.             80,000**      1,610,000
  Golden Poultry, Inc.               73,700          515,900
  Marine Harvest, Inc.               83,000**        788,500
  Sanderson Farms, Inc.              81,000        1,559,250
                                                ------------
                                                   4,473,650
                                                ------------
FOOD DISTRIBUTION -- 1.0%
  Daka International, Inc.          144,400**      2,238,200
                                                ------------
INSURANCE -- 11.2%
  Acordia, Inc.                      69,600        1,896,600
  American Income Holdings, Inc.     80,300        2,750,274
  American Re Corp.                  15,000**        453,750
  Baldwin & Lyons, Inc. Class B      99,900        1,548,450
  EMC Insurance Group, Inc.          76,900          692,100
  Harleysville Group, Inc.           75,195        1,870,476
  Integon Corp.                      31,820          580,715
  Life Partners Group, Inc.          20,000          380,000
  Life USA, Inc.                    109,400**      1,230,750
  Merchants Group, Inc.              63,200          948,000
  Midland Co.                        15,400          587,125
  National Re Corp.                  72,000        1,827,000
  Nymagic, Inc.                      20,700          354,488
  Partner Re                         89,500        1,957,813
  Penncorp Financial Group, Inc.    128,400        1,909,950
  Pxre Corp.                         29,200          846,800
  State Auto Financial Corp.        138,800        2,047,299
  TIG Holdings, Inc.                142,000        2,804,499
  United Fire & Casualty Co.         30,800        1,247,400
                                                ------------
                                                  25,933,489
                                                ------------
MANUFACTURING -- 14.5%
  Alamo Group, Inc.                 105,000        1,443,750
  Amtrol, Inc.                       65,000        1,186,250
  BMC West Corp.                    124,850        1,989,797
  Coltec Industries, Inc.            53,900**      1,024,100
  DT Industries, Inc.                62,500          937,500
  ILC Technology, Inc.               24,200**        217,800
  Lattice Semiconductor Corp.        62,500**      1,156,250
  LSB Industries, Inc.              100,000          575,000
  Mueller Industries, Inc.           65,000**      2,161,250
  Pentair, Inc.                      76,700        3,029,649
  Plantronics, Inc.                 130,300**      3,127,200

MANUFACTURING (CONTINUED)
  Quad Systems Corp.                145,000**   $  2,102,500
  Roper Industries, Inc.             12,000          287,250
  Rouge Steel Co.                    87,000        2,555,625
  A.O. Smith Corp. Class B           36,800          920,000
  Stant Corp.                        50,400          806,400
  Steel of West Virginia, Inc.       38,300**        478,750
  Syratech Corp.                     70,000**      1,260,000
  US Can Corp.                      123,600**      2,008,500
  Welbilt Corp.                     132,000**      3,333,000
  Wolverine Tube, Inc.              100,000**      2,575,000
                                                ------------
                                                  33,175,571
                                                ------------
MEDIA -- 0.7%
  CSS Industries, Inc.              100,800        1,638,000
                                                ------------
MOTOR VEHICLES -- 1.3%
  Excel Industries, Inc.             36,500          556,625
  Masland Corp.                     142,200        2,381,850
                                                ------------
                                                   2,938,475
                                                ------------
PAPER AND FOREST PRODUCTS -- 2.2%
  Caraustar Industries, Inc.        159,000        3,289,313
  Chesapeake Corp.                   55,000        1,870,000
                                                ------------
                                                   5,159,313
                                                ------------
RAILROAD EQUIPMENT -- 1.3%
  Harmon Industries, Inc.            85,500        1,774,125
  Johnstown America
    Industries, Inc.                 50,400**      1,323,000
                                                ------------
                                                   3,097,125
                                                ------------
RETAIL GROCERY STORES -- 0.4%
  Vons Companies, Inc.               56,000**      1,008,000
                                                ------------
RETAIL MERCHANDISING -- 6.1%
  Bradlees, Inc.                     94,600        1,620,025
  Catherine Stores Corp.            243,500**      2,435,000
  Fingerhut Companies, Inc.          98,700        2,270,100
  Freds, Inc.                       164,500        2,303,000
  Little Switz, Inc.                170,000**      1,105,000
  SLM International, Inc.            89,000**        634,125
  Value City Department
    Stores, Inc.                    139,600**      1,849,700
  Waban, Inc.                        90,000**      1,766,250
                                                ------------
                                                  13,983,200
                                                ------------
TOBACCO -- 0.6%
  Monk Austin, Inc.                  30,000          438,750
  Universal Corp.                    37,300          913,850
                                                ------------
                                                   1,352,600
                                                ------------

                See accompanying notes to financial statements.

                        SMALL CAP VALUE EQUITY PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES       VALUE
                                   ---------    ------------
COMMON STOCKS (CONTINUED)
TRANSPORTATION -- 1.8%
  Arkansas Best Corp.                70,000     $    984,375
  Arrow Transportation Co.           41,900**        240,925
  Consorcio G Grupo Dina SA ADR
    (Series 'l')                    121,004**      1,255,417
  TBC Corp.                         166,100**      1,661,000
                                                ------------
                                                   4,141,717
                                                ------------
TRAVEL & RECREATION -- 5.1%
  Apple South, Inc.                  45,700          811,175
  Caesars World, Inc.                36,000**      1,561,500
  Carnival Corp. Class A             12,200          535,275
  Cinergi Pictures Entertainment,
    Inc.                            104,200**        625,200
  Harveys Casino Resorts             36,700          481,688
  King World Productions, Inc.       45,700**      1,748,025
  Mattel, Inc.                       64,921        1,760,982
  Royal Caribbean Cruises Ltd.       86,400        2,246,400
  Sholodge, Inc.                     26,333          579,326
  Stop & Shop Cos., Inc.             55,600**      1,396,950
                                                ------------
                                                  11,746,521
                                                ------------
  TOTAL COMMON STOCKS
    (Cost $191,388,238)                          217,205,131
                                                ------------
TEMPORARY INVESTMENT -- 4.2%
  Smith Barney Money Market Fund
    (Cost $9,665,186)             9,665,186        9,665,186
                                                ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $209,036,713*)                101.8%     234,853,606

LIABILITIES IN EXCESS OF OTHER
  ASSETS                             (1.8%)     $(4,238,560)
                                   ---------    ------------
NET ASSETS (Applicable to
  12,362,677 Institutional shares
  3,337,677 Service shares and
  1,243,462 Series A Investor
  shares outstanding)                100.0%     $230,615,046
                                    -------     ------------
                                    -------     ------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($168,359,762 divided by 12,362,677)                $13.62
                                                      ------
                                                      ------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SERVICE SHARE
  ($45,371,611 divided by 3,337,677)                  $13.59
                                                      ------
                                                      ------
NET ASSET VALUE AND REDEMPTION PRICE PER
  SERIES A INVESTOR SHARE
  ($16,883,673 divided by 1,243,462)                  $13.58
                                                      ------
                                                      ------
MAXIMUM OFFERING PRICE PER SERIES A INVESTOR
  SHARE
  ($13.58 divided by .955)                            $14.22
                                                      ------
                                                      ------

-------------
 * Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:
   Gross unrealized appreciation                $ 39,285,405
   Gross unrealized depreciation                 (13,468,512)
                                                ------------
                                                $ 25,816,893
                                                =============
** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                         INTERNATIONAL EQUITY PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                  NUMBER
                                 OF SHARES       VALUE
                                -----------   ------------
COMMON STOCKS -- 98.8%
ARGENTINA -- 1.1%
  Cia Interamericana de
    Automovil                       274,607   $  3,969,261
                                              ------------
AUSTRALIA -- 2.4%
  Australia & New Zealand
    Banking Group                   695,000      2,010,098
  Boral Ltd.                        716,000      1,753,059
  Broken Hill Proprietary Co.       223,000      3,239,679
  Coles Myer Ltd.                   534,300      1,648,075
                                              ------------
                                                 8,650,911
                                              ------------
BELGIUM -- 0.9%
  Generale de Banque SA              12,320      3,045,597
                                              ------------
FRANCE -- 8.4%
  Alcatel Alsthom (Cie Gen El)       17,525      1,618,990
  Alcatel Cable                      31,500      3,580,289
  Banq National de Paris             47,400      2,192,580
  BP France                          34,000**      821,675
  Canal Plus                         17,500      2,692,816
  Ecco SA                            21,875      2,601,954
  PSA Peugeot Citroen                16,000**    2,359,294
  Roussel Uclaf                      27,925      3,258,312
  Schneider                          10,000        715,567
  Societe Nationale Elf
    Aquitaine                        50,000      3,587,275
  Television Francaise               33,500      3,276,315
  UAF                                28,850      3,061,210
                                              ------------
                                                29,766,277
                                              ------------
GERMANY -- 7.1%
  Bayer AG                           12,250      2,758,618
  Commerzbank AG                     14,100      2,773,666
  Commerzbank Genusscheine           93,200         65,006
  Deutsche Bank AG                    8,250      3,588,112
  Douglas Holding AG                 10,000      3,240,979
  Gea AG PFD                         10,725      3,482,861
  Henkel KGAA Vorzug                 10,000      3,643,685
  Spar Handels AG Non Voting         11,100      2,481,765
  Veba AG                             9,250      3,068,234
                                              ------------
                                                25,102,926
                                              ------------
HONG KONG -- 6.8%
  Cheung Kong                     1,095,000      5,328,674
  HSBC Holdings PLC                 474,750      5,299,578
  Hutchison Whampoa               1,165,000      5,503,462
  South China Morning Post        6,490,000      3,998,240
  Sun Hung Kai Properties           520,000      3,869,799
                                              ------------
                                                23,999,753
                                              ------------
 ITALY -- 2.2%
  Istituto Mobiliare Italiano       225,000   $  1,561,546
  Rinascente                        612,000      3,612,261
  Telecom Italia SPA                960,000      2,714,391
                                              ------------
                                                 7,888,198
                                              ------------
JAPAN -- 30.4%
  Amada Co. Ltd.                    256,000      3,128,889
  Daiwa House Industry              182,000      2,555,354
  Fukuda Corp.                       90,000      1,200,000
  Hitachi Electronics                10,000        140,404
  Hitachi Ltd.                      315,000      3,041,818
  Hokkoku Bank                      160,000      1,454,545
  Horiba                            196,000      3,464,646
  Ito-Yokado Co. Ltd.                71,000      3,793,838
  Kagoshima Bank                     90,000        714,545
  Kamigumi                          310,000      3,538,384
  Kandenko Co. Ltd.                 114,400      2,241,778
  Keyence Corp.                      23,000      2,555,556
  Makita Corp.                      139,000      2,695,758
  Marui Co. Ltd.                    219,000      3,804,848
  Matsushita Electric
    Industrial Co.                  183,000      2,920,606
  Mitsubishi Heavy Industrys
    Ltd.                            446,000      3,468,889
  Mitsubishi Kasei                  655,200      3,659,855
  Mitsubishi Materials Corp.        630,000      3,449,091
  Mitsubishi Motors                 517,000      4,856,667
  Mos Food Services                 100,000      3,919,192
  Nintendo Corp. Ltd.                45,500      2,647,273
  Nippon Meat Packers               158,000      2,266,263
  Nippon Sanso                      600,000      3,624,242
  Nissan Motor Co. Ltd.             408,000      3,334,061
  Ricoh Co.                         337,000      3,094,273
  Sankyo Co. Ltd.                   155,000      3,882,828
  Shizouka Bank                     223,000      3,085,960
  Sumitomo Electric Industries      195,000      2,875,758
  Suzuki Motor Co. Ltd.             250,000      3,030,303
  Taisho Pharmaceutical             156,000      2,978,182
  TDK Corp.                          82,000      3,652,727
  Teijin Ltd.                       484,000      2,723,111
  Tokushu Paper Mfg. Co. Ltd.       217,500      2,702,273
  Toshiba Corp.                     425,000      3,198,232
  Yamaguchi Bank                     60,000      1,078,788
  Yamato Kogyo CO Ltd.              305,000      3,635,354
  Yamazaki Baking Co. Ltd.          158,000      3,128,081
                                              ------------
                                               107,542,372
                                              ------------

                See accompanying notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                  NUMBER
                                 OF SHARES       VALUE
                                -----------   ------------
COMMON STOCKS (CONTINUED)
MALAYSIA -- 2.0%
  Magnum Corp. BHD                1,372,000   $  3,318,276
  The New Straits Times Press       940,000      3,776,868
                                              ------------
                                                 7,095,144
                                              ------------
MEXICO -- 0.8%
  Grupo Financiero Banamex C        405,000      2,822,113
                                              ------------
NETHERLANDS -- 4.7%
  AKZO Nobel NV                      20,870      2,449,435
  Getronics NV                      129,116      3,935,105
  Hollandsche Beton Groep NV         16,810      2,687,280
  Internationale Nederlanden
    Groep                            64,062      2,762,881
  Koninklijke Ahold NV               79,000      2,225,992
  Koninklijke KNP BT                 81,900      2,448,994
                                              ------------
                                                16,509,687
                                              ------------
SINGAPORE -- 1.9%
  Singapore Airlines Ltd.
    Foreign                         366,000      3,578,557
  United Overseas Bank Foreign      301,990      3,034,154
                                              ------------
                                                 6,612,711
                                              ------------
SPAIN -- 2.0%
  Corporacion Bancaria de
    Espana SA                        44,500      1,790,409
  Corporacion Mapfre Cia
    Internacional                    73,675      3,331,891
  Sevillana de Electricidad         404,800      1,979,022
                                              ------------
                                                 7,101,322
                                              ------------
SWEDEN -- 1.5%
  Atlas Copco AB 'B' Free           250,000      3,146,043
  Svenska Cellulosa 'B'             139,000      2,233,021
                                              ------------
                                                 5,379,064
                                              ------------
SWITZERLAND -- 5.5%
  BBC Brown Boveri AG Bearer          1,950      1,683,126
  Hero AG Bearer                      5,900      2,890,358
  Merkur Holding AG Regd             12,380      3,350,109
  Nestle SA Regd                      3,910      3,557,309
  Sandoz AG Sf20 Regd                 7,105      3,607,749
  Schweizerischer Bankverein
    Bearer                            6,700      1,912,053
  Zurich Versicherung Bearer          2,761      2,511,952
                                              ------------
                                                19,512,656
                                              ------------
 TAIWAN -- 0.1%
  China Steel GDS                     9,600** $    196,800
                                              ------------
THAILAND -- 1.0%
  The Thai Farmers Bank Ltd
    Foreign                         431,300      3,419,159
                                              ------------
UNITED KINGDOM -- 13.6%
  Albert Fisher                   3,380,000      2,502,839
  Bass PLC                          392,000      3,186,795
  Bat Industries Ord                395,000      2,716,438
  British Gas                       635,000      2,986,321
  British Telecom Reg Intm
    Cert                            605,000      2,320,987
  General Electric PLC              828,000      3,809,181
  GKN PLC                           290,000      2,816,758
  Guinness PLC                      330,000      2,373,412
  Hanson PLC                        536,307      1,945,501
  Kingfisher PLC                    338,857      2,610,620
  Laporte PLC                       269,000      3,030,238
  Powerscreen International       1,085,000      5,393,212
  Prudential Corp. PLC              535,000      2,507,605
  Scapa Group                       645,000      2,144,177
  Sedgwick Group                    685,000      1,564,865
  Tesco PLC                         743,847      2,759,897
  Tomkins PLC                     1,050,000      3,664,219
                                              ------------
                                                48,333,065
                                              ------------
UNITED STATES -- 6.4%
  British Gas PLC ADR                 6,900        323,437
  China Steel ADR                   125,000**    2,562,500
  Empresas Ica SA ADS                99,000      3,192,750
  President Enterprises GDR         104,200      1,849,550
  Repsol SA ADR                     120,000      3,675,000
  Smithkline Beecham ADR            110,000      3,396,250
  Taipei Fund IDR                        20      1,830,000
  Telefonica de Espana ADR           69,000      2,794,500
  Vitro Sociedad Anonima ADR        118,300      3,061,012
                                              ------------
                                                22,684,999
                                              ------------
TOTAL COMMON STOCKS
  (Cost $321,124,079)                          349,632,015
                                              ------------
WARRANTS -- 0.0%
  Ciba-Geigy Warrants
    06/06/95 (Cost $1,096)              400**        1,089
                                              ------------

                See accompanying notes to financial statements.

                         INTERNATIONAL EQUITY PORTFOLIO
                      SCHEDULE OF INVESTMENTS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                 CURRENCY     U.S. DOLLAR
                                   VALUE         VALUE
                                -----------   ------------
INVESTMENTS IN CURRENCY -- 1.2%
  Australia (Dollar)            $        39   $         29
  Belgium (Franc)                   313,562          9,824
  France (Franc)                    298,054         56,274
  Germany (Deutsche Mark)            60,490         38,976
  Hong Kong (Dollar)              2,380,386        308,081
  Italy (Lira)                   16,252,267         10,444
  Japan (Yen)                    30,903,816      2,332,362
  Malaysia (Ringgit)                 30,082         11,735
  Netherlands (Guilder)           1,529,667        879,624
  Norway (Krone)                          1              0
  Singapore (Dollar)                 17,636         11,892
  Spain (Peseta)                    660,462          5,150
  Sweden (Krona)                      2,856            382
  Switzerland (Franc)                93,123         72,413
  Thailand (Baht)                 1,141,003         45,916
  United Kingdom (Sterling)         400,533        631,039
                                              ------------
TOTAL INVESTMENTS IN CURRENCY
  (Cost $4,419,241)                              4,414,141
                                              ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $325,544,416*)               100.0%   $354,047,245
                                     ------   ------------
                                     ------   ------------

-------------
 * Also cost for Federal income tax purposes. The gross
   unrealized appreciation (depreciation) on a tax basis
   is as follows:
   Gross unrealized appreciation               $34,882,255
   Gross unrealized depreciation                (6,379,426)
                                               -----------
                                               $28,502,829
                                               -----------
                                               -----------
** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                         INTERNATIONAL EQUITY PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

ASSETS
  Investments at value (Cost $325,544,416)......................................    $ 354,047,245
  Cash..........................................................................       23,445,123
  Forward currency contracts receivable.........................................      171,753,209
  Investments sold receivable...................................................        1,887,398
  Receivable for capital shares sold............................................          488,803
  Dividends and interest receivable.............................................        1,713,945
  Other.........................................................................           16,133
                                                                                    -------------
          TOTAL ASSETS..........................................................      553,351,856
                                                                                    -------------
LIABILITIES
  Payable for capital shares redeemed...........................................           83,752
  Investments purchased payable.................................................        4,305,677
  Forward currency contracts payable............................................      173,993,264
  Accrued expenses payable......................................................          457,248
                                                                                    -------------
          TOTAL LIABILITIES.....................................................      178,839,941
                                                                                    -------------
NET ASSETS (Applicable to 21,204,296 Institutional shares, 5,604,474 Service
  shares and 1,077,374 Series A Investor shares outstanding)....................    $ 374,511,915
                                                                                    =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
  ($284,904,903 divided by 21,204,296)..........................................           $13.44
                                                                                          =======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SERVICE SHARE ($75,174,328
divided by 5,604,474)..........................................................            $13.41
                                                                                          =======
NET ASSET VALUE AND REDEMPTION PRICE PER SERIES A INVESTOR SHARE ($14,432,684
divided by 1,077,374)...........................................................           $13.40
                                                                                          =======
MAXIMUM OFFERING PRICE PER SERIES A INVESTOR SHARE ($13.40 divided by .955).....           $14.03
                                                                                          =======

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                    INTERNATIONAL EMERGING MARKETS PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                       PAR
                         MATURITY     (000)        VALUE
                         ---------  ---------   -----------
AGENCY OBLIGATIONS -- 40.2%
  FEDERAL HOME LOAN MORTGAGE CORPORATION
  DISCOUNT NOTES
    4.75%                 10/03/94   $ 1,400    $ 1,399,630
    5.00%                 10/03/94     2,165      2,164,399
                                                -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $3,564,029)                               3,564,029
                                                -----------

                                     NUMBER
                                    OF SHARES
                                    ---------
COMMON STOCKS -- 67.2%
ARGENTINA -- 6.9%
  Banco Frances Del Rio Plata         19,850        201,538
  Cia Interamericana De Automovil     14,000        202,361
  Cia Naviera Perez Companc SA        36,400        204,993
                                                -----------
                                                    608,892
                                                -----------
CHILE -- 3.0%
  Antofagasta Holding                 44,000        262,037
                                                -----------
GREECE -- 2.3%
  Teletypos                           30,800        208,637
                                                -----------
HONG KONG -- 6.2%
  Citic Pacific                       50,000        154,663
  Guangzhou Shipyard International
    Company                          470,000        220,811
  Qingling Automobiles Company       430,000        176,975
                                                -----------
                                                    552,449
                                                -----------
HUNGARY -- 3.3%
  Egis Gyogyszergyar                   4,000         97,226
  Pannonplast Muanyagipari RT          8,408         98,825
  Pick Szeged Szalamigyar Es
    Husuzem RT                         1,457         96,996
                                                -----------
                                                    293,047
                                                -----------
INDONESIA -- 2.3%
  Pt Sinar Mas Agro Research &
    Technology                       120,000        202,684
                                                -----------
MALAYSIA -- 5.8%
  Malaysian International Shipping
    Corporation (Domestic)            38,666        118,403
  Malaysian International Shipping
    Corporation (Foreign)             18,000         60,035
  Nylex (Malaysia) Berhard            65,000        149,600
  The New Straits Times Press         46,000        184,825
                                                -----------
                                                    512,863
                                                -----------
MEXICO -- 4.4%
  Empaques Ponderosa SA -- Series
    B                                 63,806    $   210,556
  Grupo Financiero Banorte 'b'        40,000        181,497
                                                -----------
                                                    392,053
                                                -----------
THAILAND -- 6.2%
  Bangkok Bank                        13,000        134,970
  Bumrungrad Hospital                 65,000        175,251
  Thai Farmers Bank-Foreign Reg.       8,000         63,421
  Thai Stanley Electric Company
    Ltd.                              50,000        181,087
                                                -----------
                                                    554,729
                                                -----------
TURKEY -- 1.8%
  Cukurova Elektrik A.S.             632,000        158,924
                                                -----------
UNITED KINGDOM -- 8.8%
  Central European Growth
    Fund PLC                         800,000        781,448
                                                -----------
UNITED STATES -- 16.2%
  Cemex CPO                           11,800        200,600
  China Steel GDR                      9,900        202,950
  Consorcio G Grupo Dina ADR          14,200        170,400
  Embotelladora Andina SA ADR          8,700        213,150
  Grupo Tribasa SA ADR                 4,300        158,025
  Hansol Paper GDR                     5,775        167,475
  PEC Israel Economic Corporation
    ADR                                6,700        195,975
  Shandong Huaneng Power ADR          10,000        127,500
                                                -----------
                                                  1,436,075
                                                -----------
TOTAL COMMON STOCKS
  (Cost $5,665,452)                               5,963,838
                                                -----------
RIGHTS -- 0.0%
UNITED STATES
  Consorcio G Grupo Dina Rights       14,200              0
                                                -----------
  (Cost $0)

                See accompanying notes to financial statements.

                    INTERNATIONAL EMERGING MARKETS PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                       PAR
                         MATURITY     (000)        VALUE
                         ---------  ---------   -----------
CONVERTIBLE BONDS -- 7.8%
  Far Eastern Department Stores
  Bonds
    3.00%                 07/06/01   $   200    $   192,000
  Yang Ming Marine Transport, Inc.
  Bonds
    2.00%                 10/06/99       500        500,000
                                                -----------
TOTAL CONVERTIBLE BONDS
  (Cost $698,901)                                   692,000
                                                -----------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $9,928,382*)                   115.2%    10,219,867
LIABILITIES IN EXCESS OF OTHER
  ASSETS (INCLUDING $1,411,848 OF
  INVESTMENT PURCHASES PAYABLE)        (15.2%)  (1,346,882)
                                    ---------   -----------
NET ASSETS (Applicable to 237,862
  Institutional shares, 332,191
  Service shares and 271,033
  Series A Investor shares
  outstanding)                        100.0%    $ 8,872,985
                                     -------    -----------
                                     -------    -----------

                                                   VALUE
                                                -----------

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  INSTITUTIONAL SHARE
  ($2,511,093 divided by 237,862)                    $10.56
                                                     ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SERVICE SHARE
  ($3,504,680 divided by 332,191)                    $10.55
                                                     ======
NET ASSET VALUE AND REDEMPTION PRICE PER
  SERIES A INVESTOR SHARE
  ($2,857,212 divided by 271,033)                    $10.54
                                                     ======
MAXIMUM OFFERING PRICE PER
  SERIES A INVESTOR SHARE
  ($10.54 divided by .955)                           $11.04
                                                     ======

-------------
* Also cost for Federal income tax purposes. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

  Gross unrealized appreciation                 $ 534,945
  Gross unrealized depreciation                  (243,460)
                                                ---------
                                                $ 291,485
                                                ==========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                               BALANCED PORTFOLIO
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                      PAR
                        MATURITY     (000)         VALUE
                        ---------  ---------    ------------
AGENCY OBLIGATIONS -- 23.3%
FEDERAL FARM CREDIT BANK
DISCOUNT NOTES -- 1.3%
  6.70%                09/09/97     $ 2,000     $  1,979,520
                                                ------------
FEDERAL HOME LOAN BANK
BONDS -- 0.9%
  8.25%                11/25/96         200          206,150
  8.375%              10/25/99          200          207,156
  5.00%                09/20/00       1,000          875,370
                                                ------------
                                                   1,288,676
                                                ------------
FEDERAL HOME LOAN MORTGAGE
CORP. -- 15.5%
  4.75%                10/03/94      20,600       20,594,564
  4.83%                10/13/94       2,000        1,996,780
                                                ------------
                                                  22,591,344
                                                ------------
FEDERAL NATIONAL MORTGAGE
ASSOCIATION -- 0.6%
  6.40%                03/25/03       1,000          901,120
                                                ------------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION -- 3.8%
  7.50%                04/15/24         978          920,127
  7.50%                06/15/24       1,955        1,839,941
  8.00%                06/15/24       2,855        2,774,911
                                                ------------
                                                   5,534,979
                                                ------------
TENNESSEE VALLEY AUTHORITY -- 1.2%
  6.125%              07/15/03        2,000        1,777,500
                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $34,679,679)                              34,073,139
                                                ------------
ASSET BACKED SECURITIES -- 1.0%
AUTOMOTIVE
  Nissan Auto Receivables Grantor
    Trust 1994-A
    6.45%              03/15/96       1,500        1,493,906
                                                ------------
  (Cost $1,498,841)

                                    NUMBER
                                   OF SHARES
                                   ---------
COMMON STOCKS -- 51.7%
AEROSPACE -- 1.5%
  Boeing Co.                         22,000          948,750
  United Technologies Corp.          21,000        1,315,125
                                                ------------
                                                   2,263,875
                                                ------------
AIR TRANSPORT -- 0.7%
  Southwest Airlines Co.             42,700          960,750
                                                ------------
APPAREL -- 1.3%
  Melville Corp.                     55,000     $  1,959,375
                                                ------------
AUTOMOTIVE -- 0.6%
  Ford Motor Co.                     30,000          832,500
                                                ------------
BANKS -- 1.2%
  Comerica, Inc.                     15,300          424,575
  NationsBank Corp.                  25,000        1,225,000
                                                ------------
                                                   1,649,575
                                                ------------
BUSINESS MACHINES -- 2.4%
  Novell, Inc.                       52,500**        774,375
  Sun Microsystems, Inc.             44,000**      1,292,500
  Xerox Corp.                        13,000        1,387,750
                                                ------------
                                                   3,454,625
                                                ------------
BUSINESS SERVICES -- 3.6%
  Cintas Corp.                       20,000**        690,000
  Deluxe Corp.                       40,000        1,175,000
  First Data Corp.                   30,000        1,507,500
  Pitney Bowes, Inc.                 55,000        1,952,500
                                                ------------
                                                   5,325,000
                                                ------------
CHEMICALS -- 3.9%
  Allied-Signal,Inc.                 20,000          682,500
  Dow Chemical Co.                   23,500        1,838,875
  E.I. Du Pont De Nemours & Co.      10,900          632,200
  IMC Global, Inc.                    7,000          311,500
  Minnesota Mining and
    Manufacturing Co.                 4,000          221,000
  Monsanto Co.                       13,000        1,044,875
  P.P.G. Industries, Inc.            24,800          982,700
                                                ------------
                                                   5,713,650
                                                ------------
COMPUTER & OFFICE EQUIPMENT -- 0.8%
  Computer Sciences Corp.            27,000**      1,174,500
                                                ------------
CONSTRUCTION -- 0.9%
  Fluor Corp.                        26,000        1,293,500
                                                ------------
CONSUMER-DURABLES -- 0.7%
  Whirlpool Corp.                    21,000        1,078,875
                                                ------------
DRUGS AND HEALTH CARE -- 1.5%
  American Home Products Corp.       12,000          720,000
  Beckman Instruments, Inc.          10,000          295,000
  Bristol Myers Squibb Co.           18,300        1,049,962
  Merck & Co., Inc.                   1,500           53,250
                                                ------------
                                                   2,118,212
                                                ------------

                See accompanying notes to financial statements.

                               BALANCED PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                    NUMBER
                                   OF SHARES       VALUE
                                   ---------    ------------
COMMON STOCKS (CONTINUED)
ELECTRONICS -- 1.9%
  Emerson Electric Co.                9,000     $    536,625
  Intel Corp.                        25,000        1,537,500
  Motorola, Inc.                     12,000          633,000
                                                ------------
                                                   2,707,125
                                                ------------
ENERGY & RAW MATERIALS -- 0.6%
  Elf Aquitaine ADR.                 20,000          720,000
  Royal Dutch Petroleum Co.           1,500**        161,063
                                                ------------
                                                     881,063
                                                ------------
ENERGY & UTILITIES -- 3.1%
  Consolidated Natural Gas Co.       39,300        1,527,787
  PECO Energy Co.                    74,000        1,877,750
  Unicom Corp.                       50,000        1,112,500
                                                ------------
                                                   4,518,037
                                                ------------
FINANCE -- 2.9%
  Dean Witter Discover & Co.         27,000        1,015,875
  Federal National Mortgage
    Association                      15,000        1,181,250
  First Chicago Corp.                20,000          917,500
  Travelers, Inc.                    33,000        1,084,875
                                                ------------
                                                   4,199,500
                                                ------------
FOOD & AGRICULTURE -- 2.1%
  Sara Lee Corp.                     37,400          841,500
  Sysco Corp.                        86,550        2,196,206
                                                ------------
                                                   3,037,706
                                                ------------
INSURANCE -- 2.2%
  American International
    Group, Inc.                      15,250        1,355,344
  Chubb Corp.                        24,000        1,707,000
  General Re Corp.                    1,700          179,988
                                                ------------
                                                   3,242,332
                                                ------------
MEDIA -- 0.5%
  McGraw Hill, Inc.                   9,500          695,875
                                                ------------
MOTOR VEHICLES -- 1.2%
  Chrysler Corp.                     20,000          897,500
  General Motors Corp.               20,000          937,500
                                                ------------
                                                   1,835,000
                                                ------------
OIL DOMESTIC -- 1.7%
  Amoco Corp.                        20,000        1,185,000
  Tenneco, Inc.                      31,000        1,367,875
                                                ------------
                                                   2,552,875
                                                ------------
OIL EQUIPMENT AND SERVICES -- 0.7%
  Lubrizol Corp.                     33,000        1,027,125
                                                ------------
 OIL INTERNATIONAL -- 2.3%
  Chevron Corp.                      25,000     $  1,040,625
  Exxon Corp.                         2,000          115,250
  Mobil Corp.                        10,000          791,250
  Unocal Corp.                       48,000        1,356,000
                                                ------------
                                                   3,303,125
                                                ------------
PAPER AND FOREST PRODUCTS -- 0.9%
  International Paper Co.            17,700        1,389,450
                                                ------------
PRODUCER GOODS -- 2.1%
  American Electric
    Power Co., Inc.                   5,000          156,875
  General Electric Co.               43,200        2,079,000
  Illinois Tool Works, Inc.          16,000          684,000
  W.W. Grainger, Inc.                 2,000          118,500
                                                ------------
                                                   3,038,375
                                                ------------
RAILROADS & SHIPPING -- 2.2%
  Burlington Northern, Inc.          17,000          854,250
  Consolidated Rail Corp.            28,000        1,386,000
  Norfolk Southern Corp.             15,000          933,750
                                                ------------
                                                   3,174,000
                                                ------------
RETAIL MERCHANDISING -- 3.1%
  Charming Shoppes, Inc.             84,400          685,750
  Gap, Inc.                          30,000          986,250
  J.C. Penney Co., Inc.              31,000        1,600,375
  K Mart Corp.                       17,000          303,875
  Sears Roebuck & Co.                20,000          960,000
                                                ------------
                                                   4,536,250
                                                ------------
TELEPHONE -- 3.5%
  AT&T Corp.                         29,700        1,603,800
  MCI Communications Corp.           36,000          922,500
  NYNEX Corp.                        27,000        1,039,500
  Southwestern Bell Corp.             3,400          144,500
  U.S. West, Inc.                    37,000        1,433,750
                                                ------------
                                                   5,144,050
                                                ------------
TOBACCO -- 0.1%
  Philip Morris, Inc.                 2,000          122,250
                                                ------------
TRAVEL & RECREATION -- 1.5%
  Circus Circus Enterprises, Inc.    36,500**        812,125
  Walt Disney Co.                    36,800        1,430,600
                                                ------------
                                                   2,242,725
                                                ------------
TOTAL COMMON STOCKS
  (Cost $75,427,909)                            $ 75,471,300
                                                ------------

                See accompanying notes to financial statements.

                               BALANCED PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                      PAR
                        MATURITY     (000)         VALUE
                        ---------  ---------    ------------
CORPORATE BONDS -- 7.4%
AEROSPACE -- 0.6%
  Boeing Co.
    6.35%              06/15/03     $ 1,000     $    895,000
                                                ------------
BANKS -- 1.2%
  Bank of New York, Inc.
    6.625%            06/15/03        1,000          897,500
  First Union Corp.
    6.625%            07/15/05        1,000          877,500
                                                ------------
                                                   1,775,000
                                                ------------
CONTAINERS -- 0.6%
  Weyerhaeuser Co.
    7.25%              07/01/13       1,000          890,000
                                                ------------
ELECTRONICS -- 0.3%
  GTE Hawaiian Telephone, Inc.
    6.75%              02/15/05         500          448,125
                                                ------------
ENERGY & UTILITIES -- 1.3%
  Baltimore Gas & Electric
    7.25%              07/01/02       2,000        1,920,000
                                                ------------
FINANCE -- 2.0%
  BHP Finance Ltd.
    5.625%            11/01/00        1,000          886,250
  Fleet Financial Group
    7.25%              09/01/99       1,000          978,750
  Household International Corp.
    6.00%              03/15/99       1,000          937,500
                                                ------------
                                                   2,802,500
                                                ------------
MOTOR VEHICLES -- 0.4%
  Ford Motor Credit Co.
    6.25%              02/26/98         600          577,500
                                                ------------
UTILITIES (ELECTRIC) -- 1.0%
  Monongahela Power Co.
    5.625%            04/01/00          500          452,500
  Southern California
    Edison Corp.
    5.875%            02/01/98        1,000          953,750
                                                ------------
                                                   1,406,250
                                                ------------
TOTAL CORPORATE BONDS
  (Cost $11,541,581)                              10,714,375
                                                ------------
MEDIUM TERM NOTES -- 1.4%
FINANCE
  General Motors
    Acceptance Corp.
    7.85%                11/17/97   $ 1,100     $  1,109,625
    7.25%                04/30/99     1,000          973,750
                                                ------------
TOTAL MEDIUM TERM NOTES
  (Cost $2,112,359)                                2,083,375
                                                ------------
U.S. TREASURY OBLIGATIONS -- 14.9%
U.S. TREASURY BONDS -- 3.2%
    7.875%               02/15/21     1,000          986,190
    7.125%               02/15/23     4,000        3,638,119
                                                ------------
                                                   4,624,309
                                                ------------
U.S. TREASURY NOTES -- 11.7%
    7.625%               05/31/96       500          509,600
    6.00%                11/30/97     1,500        1,460,025
    8.125%               02/15/98       800          826,472
    5.125%               03/31/98     1,000          941,570
    7.125%               10/15/98     5,250        5,256,142
    6.375%               01/15/99       650          631,137
    6.375%               07/15/99     1,000          965,400
    8.00%                08/15/99       425          438,340
    7.875%               11/15/99     1,000        1,025,340
    6.375%               01/15/00     1,000          960,320
    6.375%               08/13/02       500          466,125
    6.25%                02/15/03     1,000          919,160
    5.75%                08/15/03     3,000        2,646,330
                                                ------------
                                                  17,045,961
                                                ------------
TOTAL U.S. TREASURY
  OBLIGATIONS
  (Cost $23,154,652)                            $ 21,670,270
                                                ------------

                See accompanying notes to financial statements.

                               BALANCED PORTFOLIO
                      STATEMENT OF NET ASSETS (Continued)
                               SEPTEMBER 30, 1994

--------------------------------------------------------------------------------

                                                   VALUE
                                                ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $148,415,021*)                99.7%     $145,506,365
OTHER ASSETS IN EXCESS OF
  LIABILITIES                          0.3%          434,149
                                   ---------    ------------
NET ASSETS (Applicable to
  1,469,559 Institutional shares,
  5,510,049 Service shares and
  5,200,179 Series A Investor
  shares outstanding)                100.0%     $145,940,514
                                   ========     ============
NET ASSET VALUE AND
  REDEMPTION PRICE PER
  INSTITUTIONAL, SERVICE, AND
  SERIES A INVESTOR SHARE
  ($145,940,514 divided by 12,179,787)                $11.98
                                                      ======
OFFERING PRICE PER INSTITUTIONAL
  AND SERVICE SHARE                                   $11.98
                                                      ======
MAXIMUM OFFERING PRICE PER SERIES
  A INVESTOR SHARE
  ($11.98 divided by .955)                            $12.54
                                                      ======
-------------
 * Also cost for Federal income tax purposes. The gross
   unrealized appreciation (depreciation) on a tax basis is
   as follows:
   Gross unrealized appreciation                 $ 4,914,396
   Gross unrealized depreciation                  (7,823,052)
                                                 -----------
                                                 $(2,908,656)
                                                 ===========
** Non-income producing security.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                            STATEMENTS OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1994

                                                                                     SMALL CAP
                                                          VALUE         GROWTH        GROWTH         CORE
                                                         EQUITY         EQUITY        EQUITY        EQUITY
                                                        PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                       -----------   ------------   -----------   -----------
Investment income:
  Interest...........................................  $ 1,180,667   $    421,145   $   260,147   $   267,970
  Dividends..........................................   16,692,818      1,101,071       107,364     1,849,709
                                                       -----------   ------------   -----------   -----------
    Total investment income..........................   17,873,485      1,522,216       367,511     2,117,679
                                                       -----------   ------------   -----------   -----------
Expenses:
  Investment advisory fee............................    3,171,674        643,001       216,145       416,858
  Administration fee.................................    1,137,117        233,819        78,598       151,585
  Custodian fee......................................       99,231         42,216        39,042        28,568
  Transfer agent fee.................................       37,911         42,454        26,039        24,515
  Service fees.......................................      177,459         58,828        28,347        66,516
  Distribution fees..................................       31,135         16,155         3,297           921
  Legal and audit....................................       77,839         16,348         4,605        13,622
  Printing...........................................       61,094         20,250         8,930         8,910
  Registration fees and expenses.....................       32,504         26,041        23,905        48,036
  Organization.......................................       15,374          1,803         4,420         5,405
  Trustees' fees and officer's salary................       11,904          2,476           800         1,797
  Other..............................................       30,605         12,424         3,924         6,464
                                                       -----------   ------------   -----------   -----------
                                                         4,883,847      1,115,815       438,052       773,197
  Less fees voluntarily waived.......................     (926,910)      (280,921)     (218,752)     (213,110)
                                                       -----------   ------------   -----------   -----------
    Total expenses...................................    3,956,937        834,894       219,300       560,087
                                                       -----------   ------------   -----------   -----------
Net investment income................................   13,916,548        687,322       148,211     1,557,592
                                                       -----------   ------------   -----------   -----------
Realized and unrealized gain (loss) on investments:
  Net realized gain (loss) from
    investment transactions..........................   15,933,683      3,202,620    (6,571,076)    1,040,034
  Change in unrealized appreciation (depreciation) of
    investments......................................   (8,855,288)   (16,170,202)    8,638,240    (1,385,382)
                                                       -----------   ------------   -----------   -----------
  Net gain (loss) on investments.....................    7,078,395    (12,967,582)    2,067,164      (345,348)
                                                       -----------   ------------   -----------   -----------
  Net increase (decrease) in net assets
    resulting from operations........................  $20,994,943   $(12,280,260)  $ 2,215,375   $ 1,212,244
                                                        ==========    ===========    ==========    ==========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                     FOR THE YEAR ENDED SEPTEMBER 30, 1994

                                                                                    SMALL CAP
                                                                        INDEX         VALUE      INTERNATIONAL
                                                                       EQUITY        EQUITY         EQUITY
                                                                      PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                                     -----------   -----------   -------------
Investment Income:
  Interest.........................................................  $   562,522   $   492,076    $   343,337
  Dividends........................................................    5,255,618     1,516,676      5,872,001
  Foreign taxes withheld...........................................           --            --       (597,673)
                                                                     -----------   -----------   -------------
    Total investment income........................................    5,818,140     2,008,752      5,617,665
                                                                     -----------   -----------   -------------
Expenses:
  Investment advisory fee..........................................      405,326     1,088,857      1,885,786
  Administration fee...............................................      405,326       395,948        502,876
  Custodian fee....................................................       67,758        47,029        232,125
  Transfer agent fee...............................................       36,698        42,960         44,425
  Service fees.....................................................       52,752        84,160        110,459
  Distribution fees................................................        8,190        54,045         39,012
  Legal and audit..................................................       28,795        26,974         31,914
  Printing.........................................................       24,469        25,604         33,479
  Registration fees and expenses...................................       16,876        35,726         58,720
  Organization.....................................................       13,261         4,263          2,584
  Trustees' fees and officer's salary..............................        4,176         4,024          5,139
  Other............................................................       56,455        13,263         69,316
                                                                     -----------   -----------   -------------
                                                                       1,120,082     1,822,853      3,015,835
  Less fees voluntarily waived.....................................     (755,145)     (239,436)      (477,733)
                                                                     -----------   -----------   -------------
    Total expenses.................................................      364,937     1,583,417      2,538,102
                                                                     -----------   -----------   -------------
Net investment income..............................................    5,453,203       425,335      3,079,563
                                                                     -----------   -----------   -------------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Net realized gain (loss) from:
    Investment transactions........................................    2,765,597     8,829,796      6,940,671
    Futures contracts..............................................   (1,341,128)           --             --
    Foreign currency related transactions..........................           --            --         43,957
                                                                     -----------   -----------   -------------
                                                                       1,424,469     8,829,796      6,984,628
                                                                     -----------   -----------   -------------
  Change in unrealized appreciation (depreciation) from:
    Investments....................................................   (1,846,390)    1,968,771     11,057,661
    Futures contracts..............................................       42,200            --             --
    Foreign currency related transactions..........................           --            --     (1,229,194)
                                                                     -----------   -----------   -------------
                                                                      (1,804,190)    1,968,771      9,828,467
                                                                     -----------   -----------   -------------
  Net gain (loss) on investments and foreign currency
    transactions...................................................     (379,721)   10,798,567     16,813,095
                                                                     -----------   -----------   -------------
  Net increase (decrease) in net assets resulting from
    operations.....................................................  $ 5,073,482   $11,223,902    $19,892,658
                                                                      ==========    ==========    ===========

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

               FOR THE YEAR (OR PERIOD) ENDED SEPTEMBER 30, 1994

                                                                                    INTERNATIONAL
                                                                                      EMERGING
                                                                                       MARKETS       BALANCED
                                                                                     PORTFOLIO(1)      PORTFOLIO
                                                                                    -------------   ------------
Investment income:
  Interest.......................................................................     $  39,902     $ 2,893,951
  Dividends......................................................................        24,355       1,800,352
                                                                                    -----------     -----------
    Total investment income......................................................        64,257       4,694,303
                                                                                    -----------     -----------
Expenses:
  Investment advisory fee........................................................        23,723         672,745
  Administration fee.............................................................         3,796         244,634
  Custodian fee..................................................................        10,822          33,978
  Transfer agent fee.............................................................         6,384          74,659
  Service fees...................................................................         1,620         123,661
  Distribution fees..............................................................         2,703         222,954
  Legal and audit................................................................           213          16,533
  Printing.......................................................................           161           9,767
  Registration fees and expenses.................................................           581          43,773
  Organization...................................................................         2,767          10,369
  Trustees' fees and officer's salary............................................            46           2,557
  Other..........................................................................         3,307           8,182
                                                                                    -----------     -----------
                                                                                         56,123       1,463,812
  Less fees voluntarily waived...................................................       (18,588)       (321,688)
                                                                                    -----------     -----------
    Total expenses...............................................................        37,535       1,142,124
                                                                                    -----------     -----------
Net investment income............................................................        26,722       3,552,179
                                                                                    -----------     -----------
Realized and unrealized gain (loss) on investments and foreign currency transactions:
  Net realized gain (loss) from:
    Investment transactions......................................................        46,352       1,771,608
    Foreign currency related transactions........................................        (6,881)             --
                                                                                    -----------     -----------
                                                                                         39,471       1,771,608
                                                                                    -----------     -----------
  Change in unrealized appreciation (depreciation) from:
    Investments..................................................................       291,484      (7,289,079)
    Foreign currency related transactions........................................          (880)             --
                                                                                    -----------     -----------
                                                                                        290,604      (7,289,079)
                                                                                    -----------     -----------
  Net gain (loss) on investments and foreign currency transactions...............       330,075      (5,517,471)
                                                                                    -----------     -----------
  Net increase (decrease) in net assets resulting from operations................     $ 356,797     $(1,965,292)
                                                                                     ==========      ==========

-------------
(1) June 17, 1994 (commencement of operations) through September 30, 1994.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        SMALL CAP GROWTH
                                                                                                        EQUITY PORTFOLIO
                                        VALUE EQUITY PORTFOLIO        GROWTH EQUITY PORTFOLIO     ----------------------------
                                      ---------------------------   ---------------------------                 FOR THE PERIOD
                                        FOR THE        FOR THE        FOR THE        FOR THE        FOR THE        9/14/93(1)
                                       YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED       THROUGH
                                        9/30/94        9/30/93        9/30/94        9/30/93        9/30/94        9/30/93
                                      ------------   ------------   ------------   ------------   -----------   --------------
Increase (decrease) in net assets:
  Operations
    Net investment income (loss)....  $ 13,916,548   $  7,922,455   $    687,322   $    385,645   $   148,211    $       (598)
    Net gain (loss) on
      investments...................     7,078,395     67,681,417    (12,967,582)    16,899,566     2,067,164         524,054
                                      ------------   ------------   ------------   ------------   -----------   --------------
    Net increase (decrease) in net
      assets resulting from
      operations....................    20,994,943     75,603,872    (12,280,260)    17,285,211     2,215,375         523,456
                                      ------------   ------------   ------------   ------------   -----------   --------------
Distributions to shareholders from
  Net investment income
    Institutional Class.............   (12,376,684)    (7,962,600)       (62,388)      (431,319)      (10,677)             --
    Service Class...................    (1,666,353)       (94,148)        (1,583)            --        (2,037)             --
    Series A Investor Class.........      (170,702)       (37,532)            --         (4,736)          (29)             --
  Net realized gains
    Institutional Class.............    (8,108,233)            --       (831,835)    (2,493,189)           --              --
    Service Class...................      (850,677)            --       (158,279)            --            --              --
    Series A Investor Class.........      (106,250)            --        (28,957)       (19,337)           --              --
  Capital
    Institutional Class.............            --             --             --        (94,465)           --              --
    Service Class...................            --             --             --             --            --              --
    Series A Investor Class.........            --             --             --         (1,867)           --              --
                                      ------------   ------------   ------------   ------------   -----------   --------------
        Total distributions to
          shareholders..............   (23,278,899)    (8,094,280)    (1,083,042)    (3,044,913)      (12,743)             --
                                      ------------   ------------   ------------   ------------   -----------   --------------
Capital share transactions..........   234,949,582     70,445,652     41,981,179     38,165,617    75,416,557      11,738,255
                                      ------------   ------------   ------------   ------------   -----------   --------------
        Total increase (decrease) in
          net assets................   232,665,626    137,955,244     28,617,877     52,405,915    77,619,189      12,261,711
Net assets:
    Beginning of period.............   460,777,077    322,821,833    111,017,306     58,611,391    12,261,711              --
                                      ------------   ------------   ------------   ------------   -----------   --------------
    End of period...................  $693,442,703   $460,777,077   $139,635,183   $111,017,306   $89,880,900    $ 12,261,711
                                      =============  =============  =============  =============  ===========    ============

-------------
(1) Commencement of operations.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                                         CORE EQUITY PORTFOLIO                                           SMALL CAP VALUE
                                      ----------------------------     INDEX EQUITY PORTFOLIO           EQUITY PORTFOLIO
                                                    FOR THE PERIOD   ---------------------------   ---------------------------
                                        FOR THE        9/13/93(1)      FOR THE        FOR THE        FOR THE        FOR THE
                                      YEAR ENDED       THROUGH        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                        9/30/94        9/30/93         9/30/94        9/30/93        9/30/94        9/30/93
                                      -----------   --------------   ------------   ------------   ------------   ------------
Increase (decrease) in net assets:
  Operations
    Net investment income............ $ 1,557,592    $     77,602    $  5,453,203   $  4,617,991   $    425,335   $    325,527
    Net gain (loss) on investments...    (345,348)       (339,610)       (379,721)    17,173,648     10,798,567     26,611,516
                                      -----------   --------------   ------------   ------------   ------------   ------------
    Net increase (decrease)
      in net assets resulting
      from operations................   1,212,244        (262,008)      5,073,482     21,791,639     11,223,902     26,937,043
                                      -----------   --------------   ------------   ------------   ------------   ------------
Distributions to shareholders from
  Net investment income
    Institutional Class..............  (1,101,493)             --      (5,019,786)    (4,701,238)      (193,009)      (311,883)
    Service Class....................    (541,575)             --        (575,649)       (89,762)       (18,404)            --
    Series A Investor Class..........      (5,097)             --         (52,872)       (15,553)        (2,894)        (8,505)
  Net realized gains
    Institutional Class..............          --              --      (1,828,819)       (42,156)    (2,608,236)      (622,381)
    Service Class....................          --              --        (163,449)            --       (541,286)            --
    Series A Investor Class..........          --              --         (15,147)           (35)      (206,728)        (2,021)
                                      -----------   --------------   ------------   ------------   ------------   ------------
        Total distributions to
          shareholders...............  (1,648,165)             --      (7,655,722)    (4,848,744)    (3,570,557)      (944,790)
                                      -----------   --------------   ------------   ------------   ------------   ------------
Capital share transactions...........  28,481,078      70,234,225     (19,530,455)     6,980,209     63,383,683     58,478,502
                                      -----------   --------------   ------------   ------------   ------------   ------------
        Total increase (decrease)
          in net assets..............  28,045,157      69,972,217     (22,112,695)    23,923,104     71,037,028     84,470,755
Net assets:
    Beginning of period..............  69,972,217              --     199,866,736    175,943,632    159,578,018     75,107,263
                                      -----------   --------------   ------------   ------------   ------------   ------------
    End of period.................... $98,017,374    $ 69,972,217    $177,754,041   $199,866,736   $230,615,046   $159,578,018
                                      ===========    ============    =============  =============  =============  =============

-------------
(1) Commencement of operations.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                                                                                  INTERNATIONAL
                                                                                     EMERGING
                                                                                     MARKETS
                                                       INTERNATIONAL EQUITY         PORTFOLIO
                                                             PORTFOLIO            --------------       BALANCED PORTFOLIO
                                                    ---------------------------   FOR THE PERIOD   --------------------------
                                                      FOR THE        FOR THE         6/17/94(1)      FOR THE        FOR THE
                                                     YEAR ENDED     YEAR ENDED       THROUGH        YEAR ENDED    YEAR ENDED
                                                      9/30/94        9/30/93         9/30/94         9/30/94        9/30/93
                                                    ------------   ------------   --------------   ------------   -----------
Increase (decrease) in net assets:
  Operations
    Net investment income.........................  $  3,079,563   $  1,004,421     $   26,722     $  3,552,179   $   860,548
    Net gain (loss) on investments and foreign
      currency related transactions...............    16,813,095     21,103,248        330,075       (5,517,471)    2,577,665
                                                    ------------   ------------   ------------     ------------   -----------
    Net increase (decrease) in net assets
      resulting from operations...................    19,892,658     22,107,669        356,797       (1,965,292)    3,438,213
                                                    ------------   ------------   ------------     ------------   -----------
Distributions to shareholders from
  Net investment income
    Institutional Class...........................    (1,219,026)      (784,648)            --         (518,473)     (188,490)
    Service Class.................................      (170,647)            --             --       (1,491,022)      (81,198)
    Series A Investor Class.......................       (42,840)        (3,002)            --       (1,542,512)     (557,806)
  Net realized gains
    Institutional Class...........................    (2,844,395)            --             --          (74,267)      (74,817)
    Service Class.................................      (447,150)            --             --         (125,603)           --
    Series A Investor Class.......................      (119,272)            --             --         (232,282)     (244,140)
                                                    ------------   ------------   ------------     ------------   -----------
        Total distributions to shareholders.......    (4,843,330)      (787,650)            --       (3,984,159)   (1,146,451)
                                                    ------------   ------------   ------------     ------------   -----------
Capital share transactions........................   212,755,730     64,971,354      8,516,188       83,590,431    55,025,436
                                                    ------------   ------------   ------------     ------------   -----------
        Total increase (decrease) in net assets...   227,805,058     86,291,373      8,872,985       77,640,980    57,317,198
Net assets:
    Beginning of period...........................   146,706,857     60,415,484             --       68,299,534    10,982,336
                                                    ------------   ------------   ------------     ------------   -----------
    End of period.................................  $374,511,915   $146,706,857     $8,872,985     $145,940,514   $68,299,534
                                                    =============  =============  ============     =============  ===========

-------------
(1) Commencement of operations.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                VALUE EQUITY PORTFOLIO
                                                            ---------------------------------------------------------------
                                                                   INSTITUTIONAL CLASS                    SERVICE CLASS
                                                            ---------------------------------         ---------------------

                                                                                      FOR THE                      FOR THE
                                                                                       PERIOD                       PERIOD
                                                              YEAR         YEAR       4/20/92(1)       YEAR       7/29/93(1)
                                                             ENDED        ENDED       THROUGH          ENDED       THROUGH
                                                            9/30/94      9/30/93      9/30/92         9/30/94      9/30/93
                                                            --------     --------     --------        --------     --------
Net asset value at beginning of period...................   $ 11.68      $  9.78      $ 10.00         $ 11.68      $ 11.21
                                                            -------      -------      -------         -------      -------
Income from investment operations
   Net investment income.................................      0.27         0.22         0.12            0.25         0.04
   Net gain (loss) on investments (both realized
     and unrealized).....................................      0.16         1.91        (0.24)           0.16         0.48
                                                            -------      -------      -------         -------      -------
       Total from investment operations..................      0.43         2.13         (.12)           0.41         0.52
                                                            -------      -------      -------         -------      -------
Less distributions
   Distributions from net investment income..............     (0.27)      (0.23)        (0.10)          (0.25)      (0.05)
   Distributions from net realized capital gains.........     (0.22)         --            --           (0.22)         --
                                                            -------      ------       -------         -------      -------
       Total distributions...............................     (0.49)      (0.23)        (0.10)          (0.47)      (0.05)
                                                            -------      ------       -------         -------      -------
Net asset value at end of period.........................   $ 11.62      $ 11.68       $ 9.78         $ 11.62      $ 11.68
                                                            =======      =======      =======         =======      =======
Total return.............................................      3.76%      21.92%       (1.19)%           3.51%       4.64%
Ratios/Supplemental data
   Net assets at end of period (in thousands)............  $577,996    $432,776     $322,806         $105,035     $23,137
   Ratios of expenses to average net assets
     After advisory/administration fee waivers...........      0.65%       0.80%         0.85%(2)        0.90%       0.91%(2)
     Before advisory/administration fee waivers..........      0.81%       0.83%         0.85%(2)        1.06%       0.94%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers...........      2.44%       2.07%         2.62%(2)        2.24%       2.44%(2)
     Before advisory/administration fee waivers..........      2.28%       2.04%         2.62%(2)        2.08%       2.41%(2)
Portfolio turnover rate..................................        11%         11%           13%             11%         11%

                                                                        SERIES A
                                                                     INVESTOR CLASS
                                                            --------------------------------
                                                                                    FOR THE
                                                                                     PERIOD
                                                             YEAR        YEAR       5/02/921
                                                             ENDED       ENDED      THROUGH
                                                            9/30/94     9/30/93     9/30/92
                                                            -------     -------     --------
Net asset value at beginning of period...................   $11.69      $ 9.78       $10.00
                                                            ------      ------       ------
Income from investment operations
   Net investment income.................................     0.23        0.22         0.12
   Net gain (loss) on investments (both realized
     and unrealized).....................................     0.15        1.91        (0.24)
                                                            ------      ------       ------
       Total from investment operations..................     0.38        2.13        (0.12)
                                                            ------      ------       ------
Less distributions
   Distributions from net investment income..............    (0.23)      (0.22)       (0.10)
   Distributions from net realized capital gains.........    (0.22)         --           --
                                                            ------       -----       ------
       Total distributions...............................    (0.45)      (0.22)       (0.10)
                                                            ------       -----       ------
Net asset value at end of period.........................   $11.62      $11.69       $ 9.78
                                                            ======      ======       ======
Total return.............................................     3.32%(3)   21.95%(3)    (1.19)%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)............   $10,412     $4,865       $   16
   Ratios of expenses to average net assets
     After advisory/administration fee waivers...........     1.05%      0.92%        0.85%(2)
     Before advisory/administration fee waivers..........     1.21%      0.95%        0.85%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers...........     2.08%      1.96%        2.62%(2)
     Before advisory/administration fee waivers..........     1.92%      1.93%        2.62%(2)
Portfolio turnover rate..................................       11%        11%          13%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                             GROWTH EQUITY
                                                                                                               PORTFOLIO
                                                                                                          --------------------
                                                                                                          INSTITUTIONAL CLASS
                                                                                                          --------------------

                                                                                                           YEAR         YEAR
                                                                                                           ENDED       ENDED
                                                                                                          9/30/94     9/30/93
                                                                                                          -------     --------
Net asset value at beginning of period..................................................................  $11.58      $  9.92
                                                                                                          -------     --------
Income from investment operations
   Net investment income................................................................................    0.06         0.06
   Net gain (loss) on investments (both realized and unrealized)........................................   (1.34)        2.07
                                                                                                          -------     --------
       Total from investment operations.................................................................   (1.28)        2.13
                                                                                                          -------     --------
Less distributions
   Distributions from net investment income.............................................................   (0.01)       (0.07)
   Distributions from capital...........................................................................      --        (0.01)
   Distributions from net realized capital gains........................................................   (0.10)       (0.39)
                                                                                                          -------     --------
       Total distributions..............................................................................   (0.11)       (0.47)
                                                                                                          -------     --------
Net asset value at end of period........................................................................  $10.19      $ 11.58
                                                                                                          ======      =======
Total return............................................................................................  (11.14)%      22.18%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...........................................................  $97,834     $100,049
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..........................................................    0.65%        0.81%
     Before advisory/administration fee waivers.........................................................    0.89%        0.87%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..........................................................    0.62%        0.50%
     Before advisory/administration fee waivers.........................................................    0.38%        0.44%
Portfolio turnover rate.................................................................................     212%         175%


                                                                                                           YEAR        YEAR
                                                                                                           ENDED       ENDED
                                                                                                          9/30/92     9/30/91
                                                                                                          -------     -------
Net asset value at beginning of period..................................................................  $10.28      $ 9.98
                                                                                                          -------     -------
Income from investment operations
   Net investment income................................................................................    0.21        0.24
   Net gain (loss) on investments (both realized and unrealized)........................................    0.30        1.51
                                                                                                          -------     -------
       Total from investment operations.................................................................    0.51        1.75
                                                                                                          -------     -------
Less distributions
   Distributions from net investment income.............................................................   (0.37)      (0.32)
   Distributions from capital...........................................................................      --          --
   Distributions from net realized capital gains........................................................   (0.50)      (1.13)
                                                                                                          -------     -------
       Total distributions..............................................................................   (0.87)      (1.45)
                                                                                                          -------     -------
Net asset value at end of period........................................................................  $ 9.92      $10.28
                                                                                                          ======      ======
Total return............................................................................................    4.98%      19.47%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...........................................................  $58,372     $54,912
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..........................................................    0.85%        0.85%
     Before advisory/administration fee waivers.........................................................    0.86%        0.91%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..........................................................    2.07%        2.59%
     Before advisory/administration fee waivers.........................................................    2.06%        2.53%
Portfolio turnover rate.................................................................................     162%         211%

                                                                                                           FOR THE
                                                                                                            PERIOD
                                                                                                          11/1/89(1)
                                                                                                           THROUGH
                                                                                                           9/30/90
                                                                                                          ----------
Net asset value at beginning of period..................................................................  $ 10.00
                                                                                                          --------
Income from investment operations
   Net investment income................................................................................     0.31
   Net gain (loss) on investments (both realized and unrealized)........................................    (0.26)
                                                                                                          --------
       Total from investment operations.................................................................     0.05
                                                                                                          --------
Less distributions
   Distributions from net investment income.............................................................    (0.07)
   Distributions from capital...........................................................................       --
   Distributions from net realized capital gains........................................................       --
                                                                                                          --------
       Total distributions..............................................................................    (0.07)
                                                                                                          --------
Net asset value at end of period........................................................................  $  9.98
                                                                                                          =======
Total return............................................................................................     0.40%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...........................................................  $39,790
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..........................................................     0.85%(2)
     Before advisory/administration fee waivers.........................................................     0.88%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..........................................................     2.75%(2)
     Before advisory/administration fee waivers.........................................................     2.72%(2)
Portfolio turnover rate.................................................................................      149%

-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                          GROWTH EQUITY
                                                                                                            PORTFOLIO
                                                                                                       --------------------
                                                                                                          SERVICE CLASS
                                                                                                       --------------------
                                                                                                                   FOR THE
                                                                                                                    PERIOD
                                                                                                        YEAR       7/28/93(1)
                                                                                                        ENDED      THROUGH
                                                                                                       9/30/94     9/30/93
                                                                                                       -------     --------
Net asset value at beginning of period...............................................................  $11.57       $10.54
                                                                                                       -------     --------
Income from investment operations
   Net investment income.............................................................................    0.03           --
   Net gain (loss) on investments (both realized and unrealized).....................................   (1.32)        1.03
                                                                                                       -------     --------
       Total from investment operations..............................................................   (1.29)        1.03
                                                                                                       -------     --------
Less distributions
   Distributions from net investment income..........................................................      --           --
   Distributions from capital........................................................................      --           --
   Distributions from net realized capital gains.....................................................   (0.10)          --
                                                                                                       -------     --------
       Total distributions...........................................................................   (0.10)          --
                                                                                                       -------     --------
Net asset value at end of period.....................................................................  $10.18       $11.57
                                                                                                       ======      =======
Total return.........................................................................................  (11.20)%       9.77%
Ratios/Supplemental data
   Net assets at end of period (in thousands)........................................................  $36,752      $8,606
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.......................................................    0.90%        0.89%(2)
     Before advisory/administration fee waivers......................................................    1.14%        0.95%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.......................................................    0.51%       (0.03)%(2)
     Before advisory/administration fee waivers......................................................    0.26%       (0.09)%(2)
Portfolio turnover rate..............................................................................     212%         175%


                                                                                                         SERIES A
                                                                                                      INVESTOR CLASS
                                                                                            ----------------------------------
                                                                                                                      FOR THE
                                                                                                                       PERIOD
                                                                                             YEAR        YEAR        3/14/92(1)
                                                                                             ENDED       ENDED        THROUGH
                                                                                            9/30/94     9/30/93       9/30/92
                                                                                            -------     -------      ---------
Net asset value at beginning of period....................................................  $11.57      $ 9.92         $10.09
                                                                                            -------     -------       --------
Income from investment operations
   Net investment income..................................................................    0.02        0.02           0.08
   Net gain (loss) on investments (both realized and unrealized)..........................   (1.33)       2.10          (0.10)
                                                                                            -------     -------       --------
       Total from investment operations...................................................   (1.31)       2.12          (0.02)
                                                                                            -------     -------       --------
Less distributions
   Distributions from net investment income...............................................      --       (0.07)         (0.15)
   Distributions from capital.............................................................      --       (0.01)            --
   Distributions from net realized capital gains..........................................   (0.10)      (0.39)            --
                                                                                            -------     -------       --------
       Total distributions................................................................   (0.10)      (0.47)         (0.15)
                                                                                            -------     -------       --------
Net asset value at end of period..........................................................  $10.16      $11.57         $ 9.92
                                                                                            ======      ======         =======
Total return..............................................................................  (11.38)%(3)  22.08%(3)      (0.17)%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).............................................  $5,049      $2,362         $  239
   Ratios of expenses to average net assets
     After advisory/administration fee waivers............................................    1.05%       0.91%          0.85%(2)
     Before advisory/administration fee waivers...........................................    1.29%       0.97%          0.86%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers............................................    0.29%       0.18%          2.07%(2)
     Before advisory/administration fee waivers...........................................    0.05%       0.12%          2.06%(2)
Portfolio turnover rate...................................................................     212%        175%           162%

 -------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       SMALL CAP GROWTH EQUITY PORTFOLIO
                                                                                      -----------------------------------
                                                                                                                  SERVICE
                                                                                      INSTITUTIONAL CLASS          CLASS
                                                                                      --------------------        -------
                                                                                                  FOR THE
                                                                                                   PERIOD
                                                                                       YEAR       9/14/93(1)       YEAR
                                                                                       ENDED      THROUGH          ENDED
                                                                                      9/30/94     9/30/93         9/30/94
                                                                                      -------     --------        -------
Net asset value at beginning of period............................................    $10.47      $ 10.00         $10.47
                                                                                      -------     --------        -------
Income from investment operations
   Net investment income..........................................................      0.03           --           0.01
   Net gain (loss) on investments (both realized and unrealized)..................     (0.33)        0.47          (0.34)
                                                                                      -------     --------        -------
       Total from investment operations...........................................     (0.30)        0.47          (0.33)
                                                                                      -------     --------        -------
Less distributions
   Distributions from net investment income.......................................     (0.01)          --             --
   Distributions from net realized capital gains..................................        --           --             --
                                                                                      -------     --------        -------
       Total distributions........................................................     (0.01)          --             --
                                                                                      -------     --------        -------
Net asset value at end of period..................................................    $10.16      $ 10.47         $10.14
                                                                                      ========    ========        ========
Total return......................................................................     (2.89)%       4.70%         (3.12)%
Ratios/Supplemental data
   Net assets at end of period (in thousands).....................................    $65,612     $11,310         $22,648
   Ratios of expenses to average net assets
     After advisory/administration fee waivers....................................      0.48%        0.73%(2)       0.71%
     Before advisory/administration fee waivers...................................      1.04%        1.42%(2)       1.27%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers....................................      0.45%       (0.11)%(2)      0.21%
     Before advisory/administration fee waivers...................................     (0.10)%      (0.80)%(2)     (0.34)%
Portfolio turnover rate...........................................................        89%           9%            89%

                                                                                    SMALL CAP GROWTH EQUITY PORTFOLIO
                                                                                   -----------------------------------
                                                                                   SERVICE                SERIES A
                                                                                    CLASS               INVESTOR CLASS
                                                                                   --------        --------------------
                                                                                    FOR THE                     FOR THE
                                                                                     PERIOD                      PERIOD
                                                                                    9/15/93(1)       YEAR       9/15/93(1)
                                                                                    THROUGH          ENDED      THROUGH
                                                                                    9/30/93         9/30/94     9/30/93
                                                                                    --------        -------     --------
Net asset value at beginning of period............................................   $ 9.96         $10.47       $ 9.96
                                                                                    --------        -------     --------
Income from investment operations
   Net investment income..........................................................       --             --           --
   Net gain (loss) on investments (both realized and unrealized)..................     0.51          (0.35)        0.51
                                                                                    --------        -------     --------
       Total from investment operations...........................................     0.51          (0.35)        0.51
                                                                                    --------        -------     --------
Less distributions
   Distributions from net investment income.......................................       --             --           --
   Distributions from net realized capital gains..................................       --             --           --
                                                                                    --------        -------     --------
       Total distributions........................................................       --             --           --
                                                                                    --------        -------     --------
Net asset value at end of period..................................................   $10.47         $10.12       $10.47
                                                                                    ===========     ===========  ===========
Total return......................................................................     5.12%         (3.33)%(3)    5.12%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).....................................   $  911         $1,620       $   41
   Ratios of expenses to average net assets
     After advisory/administration fee waivers....................................     0.99%(2)       0.86%        1.13%(2)
     Before advisory/administration fee waivers...................................     1.68%(2)       1.42%        1.82%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers....................................    (0.34)%(2)      0.07%       (0.48)%(2)
     Before advisory/administration fee waivers...................................    (1.03)%(2)     (0.49)%      (1.17)%(2)
Portfolio turnover rate...........................................................        9%            89%           9%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                      CORE EQUITY PORTFOLIO
                                                                                                ----------------------------------
                                                                                                                           SERVICE
                                                                                                INSTITUTIONAL CLASS         CLASS
                                                                                                --------------------       -------
                                                                                                            FOR THE
                                                                                                             PERIOD
                                                                                                 YEAR       9/13/93(1)      YEAR
                                                                                                 ENDED      THROUGH         ENDED
                                                                                                9/30/94     9/30/93        9/30/94
                                                                                                -------     --------       -------
Net asset value at beginning of period......................................................    $ 9.97      $ 10.00        $ 9.97
                                                                                                -------     --------       -------
Income from investment operations
   Net investment income....................................................................      0.22         0.01          0.19
   Net gain (loss) on investments (both realized and unrealized)............................     (0.04)       (0.04)        (0.04)
                                                                                                -------     --------       -------
       Total from investment operations.....................................................      0.18        (0.03)         0.15
                                                                                                -------     --------       -------
Less distributions
   Distributions from net investment income.................................................     (0.23)          --         (0.20)
   Distributions from net realized capital gains............................................        --           --            --
                                                                                                -------     --------       -------
       Total distributions..................................................................     (0.23)          --         (0.20)
                                                                                                -------     --------       -------
Net asset value at end of period............................................................    $ 9.92      $  9.97        $ 9.92
                                                                                                =======     =======        =======
Total return................................................................................      1.79%        (.30)%        1.55%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...............................................    $48,123     $69,268        $49,293
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..............................................      0.65%        0.65%(2)      0.90%
     Before advisory/administration fee waivers.............................................      0.93%        0.87%(2)      1.18%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..............................................      2.11%        2.17%(2)      1.96%
     Before advisory/administration fee waivers.............................................      1.82%        1.95%(2)      1.68%
Portfolio turnover rate.....................................................................        88%           2%           88%

                                                                                               CORE EQUITY PORTFOLIO
                                                                                              -----------------------
                                                                                                             SERIES A
                                                                                              SERVICE        INVESTOR
                                                                                               CLASS           CLASS
                                                                                              -------        --------
                                                                                              FOR THE         FOR THE
                                                                                               PERIOD         PERIOD
                                                                                              9/15/93(1)     10/13/93(1)
                                                                                              THROUGH         THROUGH
                                                                                              9/30/93         9/30/94
                                                                                              --------       ---------
Net asset value at beginning of period......................................................   $10.00         $  9.96
                                                                                              --------       ---------
Income from investment operations
   Net investment income....................................................................       --            0.18
   Net gain (loss) on investments (both realized and unrealized)............................    (0.03)          (0.03)
                                                                                              --------       ---------
       Total from investment operations.....................................................    (0.03)           0.15
                                                                                              --------       ---------
Less distributions
   Distributions from net investment income.................................................       --           (0.19)
   Distributions from net realized capital gains............................................       --              --
                                                                                              --------       ---------
       Total distributions..................................................................       --           (0.19)
                                                                                              --------       ---------
Net asset value at end of period............................................................   $ 9.97         $  9.92
                                                                                              =======        =========

Total return................................................................................     (.30)%          1.54%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)...............................................   $  704         $   601
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..............................................     0.90%(2)        1.05%(2)
     Before advisory/administration fee waivers.............................................     1.12%(2)        1.34%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..............................................     1.92%(2)        1.89%(2)
     Before advisory/administration fee waivers.............................................     1.70%(2)        1.60%(2)
Portfolio turnover rate.....................................................................        2%             88%


-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                INDEX EQUITY PORTFOLIO
                                                            --------------------------------------------------------------
                                                                   INSTITUTIONAL CLASS                   SERVICE CLASS
                                                            ----------------------------------        --------------------
                                                                                      FOR THE                     FOR THE
                                                                                       PERIOD                      PERIOD
                                                              YEAR         YEAR       4/20/92(1)       YEAR       7/29/93(1)
                                                             ENDED        ENDED       THROUGH          ENDED      THROUGH
                                                            9/30/94      9/30/93      9/30/92         9/30/94     9/30/93
                                                            --------     --------     --------        -------     --------
Net asset value at beginning of period..................    $ 11.02      $ 10.06      $ 10.00         $11.02      $ 10.76
                                                            --------     --------     --------        -------     --------
Income from investment operations
   Net investment income................................       0.31         0.27         0.13           0.29         0.05
   Net gain (loss) on investments (both realized and
     unrealized)........................................       0.03         0.97         0.03           0.02         0.29
                                                            --------     --------     --------        -------     --------
       Total from investment operations.................       0.34         1.24         0.16           0.31         0.34
                                                            --------     --------     --------        -------     --------
Less distributions
   Distributions from net investment income.............      (0.32)       (0.28)       (0.10)         (0.29)       (0.08)
   Distributions from net realized capital gains........      (0.11)          --           --          (0.11)          --
                                                            --------     --------     --------        -------     --------
       Total distributions..............................      (0.43)       (0.28)       (0.10)         (0.40)       (0.08)
                                                            --------     --------     --------        -------     --------
Net asset value at end of period........................    $ 10.93      $ 11.02      $ 10.06         $10.93      $ 11.02
                                                            ===========  ===========  ============    =========   ============
Total return............................................       3.07%       12.40%        1.62%          2.78%        3.16%
Ratios/Supplemental data
   Net assets at end of period (in thousands)...........    $147,746     $186,163     $175,888        $27,376     $12,441
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..........       0.15%        0.40%        0.45%(2)       0.40%        0.41%(2)
     Before advisory/administration fee waivers.........       0.52%        0.52%        0.64%(2)       0.77%        0.53%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..........       2.72%        2.46%        2.85%(2)       2.49%        3.04%(2)
     Before advisory/administration fee waivers.........       2.35%        2.34%        2.66%(2)       2.12%        2.92%(2)
Portfolio turnover rate.................................         17%           8%          23%            17%           8%

                                                               INDEX EQUITY PORTFOLIO
                                                           ------------------------------
                                                                      SERIES A
                                                                    INVESTOR CLASS
                                                           ------------------------------
                                                                                  FOR THE
                                                                                   PERIOD
                                                           YEAR        YEAR       6/02/92(1)
                                                           ENDED       ENDED      THROUGH
                                                          9/30/94     9/30/93     9/30/92
                                                          -------     -------     --------
Net asset value at beginning of period..................  $11.02      $10.06       $10.07
                                                          -------     -------     --------
Income from investment operations
   Net investment income................................    0.25        0.27         0.10
   Net gain (loss) on investments (both realized and
     unrealized)........................................    0.04        0.96        (0.01)
                                                          -------     -------     --------
       Total from investment operations.................    0.29        1.23         0.09
                                                          -------     -------     --------
Less distributions
   Distributions from net investment income.............   (0.27)      (0.27)       (0.10)
   Distributions from net realized capital gains........   (0.11)         --           --
                                                          -------     -------     --------
       Total distributions..............................   (0.38)      (0.27)       (0.10)
                                                          -------     -------     --------
Net asset value at end of period........................  $10.93      $11.02       $10.06
                                                          =========== =========== ============
Total return............................................    2.66%(3)   12.33%(3)     0.91%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)...........  $2,632      $1,263       $   56
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..........    0.55%       0.49%        0.45%(2)
     Before advisory/administration fee waivers.........    0.92%       0.61%        0.64%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..........    2.35%       2.48%        2.85%(2)
     Before advisory/administration fee waivers.........    1.98%       2.36%        2.66%(2)
Portfolio turnover rate.................................      17%          8%          23%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.
                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   SMALL CAP VALUE EQUITY PORTFOLIO
                                                                       ---------------------------------------------------------
                                                                             INSTITUTIONAL CLASS                SERVICE CLASS
                                                                       --------------------------------      -------------------


                                                                                                FOR THE                  FOR THE
                                                                                                PERIOD                    PERIOD
                                                                         YEAR        YEAR      4/13/92(1)      YEAR     7/29/93(1)
                                                                        ENDED       ENDED       THROUGH       ENDED      THROUGH
                                                                       9/30/94     9/30/93      9/30/92      9/30/94     9/30/93
                                                                       --------    --------    --------      -------    --------
Net asset value at beginning of period...............................  $  13.08    $  10.14    $ 10.00       $13.08     $ 12.28
                                                                       --------    --------    --------      -------    --------
Income from investment operations
   Net investment income.............................................      0.04        0.04       0.02           --          --
   Net gain (loss) on investments (both realized and unrealized).....      0.77        3.02       0.13         0.77        0.80
                                                                       --------    --------    --------      -------    --------
       Total from investment operations..............................      0.81        3.06       0.15         0.77        0.80
                                                                       --------    --------    --------      -------    --------
Less distributions
   Distributions from net investment income..........................     (0.02)      (0.04)     (0.01)       (0.01)         --
   Distributions from net realized capital gains.....................     (0.25)      (0.08)        --        (0.25)         --
                                                                       --------    --------    --------      -------    --------
       Total distributions...........................................     (0.27)      (0.12)     (0.01)       (0.26)         --
                                                                       --------    --------    --------      -------    --------
Net asset value at end of period.....................................  $  13.62    $  13.08    $ 10.14       $13.59     $ 13.08
                                                                       ==========  ==========  ============  =========== =======
Total return.........................................................      6.28%      30.36%      1.50%        5.96%       6.51%
Ratios/Supplemental data
   Net assets at end of period (in thousands)........................  $168,360    $128,805    $75,045       $45,372    $21,689
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.......................      0.73%       0.83%      0.85%(2)      0.98%      0.99%(2)
     Before advisory/administration fee waivers......................      0.85%       0.87%      0.89%(2)      1.10%      1.03%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.......................      0.28%       0.31%      0.51%(2)      0.03%      0.12%(2)
     Before advisory/administration fee waivers......................      0.16%       0.27%      0.47%(2)     (0.09)%     0.08%(2)
Portfolio turnover rate..............................................        18%         41%        17%         18%        41%

                                                                       SMALL CAP VALUE EQUITY PORTFOLIO
                                                                       --------------------------------
                                                                                    SERIES A
                                                                                 INVESTOR CLASS
                                                                       --------------------------------
                                                                                               FOR THE
                                                                                                PERIOD
                                                                        YEAR       YEAR       6/02/92(1)
                                                                        ENDED      ENDED       THROUGH
                                                                       9/30/94    9/30/93      9/30/92
                                                                       -------    -------     --------
Net asset value at beginning of period...............................  $13.07     $10.14       $10.06
                                                                       ------     -------     -------
Income from investment operations
   Net investment income.............................................   (0.01)      0.03         0.02
   Net gain (loss) on investments (both realized and unrealized).....    0.77       3.02         0.07
                                                                       ------     -------     -------
       Total from investment operations..............................    0.76       3.05         0.09
                                                                       ------     -------     -------
Less distributions
   Distributions from net investment income..........................      --      (0.04)       (0.01)
   Distributions from net realized capital gains.....................   (0.25)     (0.08)          --
                                                                       ------     -------     -------
       Total distributions...........................................   (0.25)     (0.12)       (0.01)
                                                                       ------     -------     -------
Net asset value at end of period.....................................  $13.58     $13.07       $10.14
                                                                       ======     ======      =======
Total return.........................................................    5.93%(3)  30.36%(3)     0.89%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)........................  $16,884    $9,084      $    62
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.......................     1.13%     0.94%       0.85%(2)
     Before advisory/administration fee waivers......................     1.25%     0.98%       0.89%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.......................    (0.11)%    0.19%       0.51%(2)
     Before advisory/administration fee waivers......................    (0.23)%    0.15%       0.47%(2)
Portfolio turnover rate..............................................       18%       41%         17%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    INTERNATIONAL EQUITY PORTFOLIO
                                                                       ---------------------------------------------------------
                                                                             INSTITUTIONAL CLASS                SERVICE CLASS
                                                                       --------------------------------      -------------------
                                                                                                FOR THE                  FOR THE
                                                                                                PERIOD                   PERIOD
                                                                         YEAR        YEAR      4/27/92(1)      YEAR     7/29/93(1)
                                                                        ENDED       ENDED       THROUGH       ENDED      THROUGH
                                                                       9/30/94     9/30/93      9/30/92      9/30/94     9/30/93
                                                                       --------    --------    --------      -------    --------
Net asset value at beginning of period...............................  $  12.48    $   9.87    $ 10.00       $12.47     $ 11.76
                                                                       --------    --------    --------      -------    --------
Income from investment operations
   Net investment income.............................................      0.15        0.11       0.11         0.14        0.02
   Net realized gain (loss) on investments...........................      1.17        2.61      (0.17)       1.14        0.69
                                                                       --------    --------    --------      -------    --------
       Total from investment operations..............................      1.32        2.72      (0.06)       1.28        0.71
                                                                       --------    --------    --------      -------    --------
Less distributions
   Distributions from net investment income..........................     (0.11)      (0.11)     (0.07)      (0.09)        --
   Distributions from net realized capital gains.....................     (0.25)         --         --        (0.25)        --
                                                                       --------    --------    --------      -------    --------
       Total distributions...........................................     (0.36)      (0.11)     (0.07)      (0.34)        --
                                                                       --------    --------    --------      -------    --------
Net asset value at end of period.....................................  $  13.44    $  12.48    $  9.87       $13.41     $ 12.47
                                                                       ========    ========    =======      ========    =======
Total return.........................................................     10.71%      27.72%     (0.61)%       10.36%      6.03%
Ratios/Supplemental data
   Net assets at end of period (in thousands)........................  $284,905    $131,052    $60,357       $75,174    $11,985
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.......................      0.95%       1.10%      1.20%(2)      1.20%      1.18%(2)
     Before advisory/administration fee waivers......................      1.14%       1.16%      1.21%(2)      1.39%      1.24%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.......................      1.27%       1.17%      2.59%(2)      1.09%      1.01%(2)
     Before advisory/administration fee waivers......................      1.08%       1.11%      2.58%(2)      0.90%      0.95%(2)
Portfolio turnover rate..............................................        37%         31%        15%           37%        31%



                                                                       INTERNATIONAL EQUITY PORTFOLIO
                                                                       ------------------------------
                                                                                  SERIES A
                                                                               INVESTOR CLASS
                                                                       ------------------------------
                                                                                              FOR THE
                                                                                              PERIOD
                                                                        YEAR       YEAR      6/02/92(1)
                                                                        ENDED      ENDED      THROUGH
                                                                       9/30/94    9/30/93     9/30/92
                                                                       -------    -------    --------
Net asset value at beginning of period...............................   $12.47     $ 9.87      $10.68
                                                                       -------    -------      ------
Income from investment operations
   Net investment income.............................................     0.12       0.12        0.09
   Net realized gain (loss) on investments...........................     1.15       2.59       (0.83)
                                                                       -------    -------      ------
       Total from investment operations..............................     1.27       2.71       (0.74)
                                                                       -------    -------      ------
Less distributions
   Distributions from net investment income..........................    (0.09)     (0.11)      (0.07)
   Distributions from net realized capital gains.....................    (0.25)        --          --
                                                                       -------    -------      ------
       Total distributions...........................................    (0.34)     (0.11)      (0.07)
                                                                       -------    -------      ------
Net asset value at end of period.....................................   $13.40     $12.47      $ 9.87
                                                                       =======     ======      ==========
Total return.........................................................    10.24%(3)  27.72%(3)   (6.94)%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)........................  $14,433     $3,669      $   58
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.......................     1.35%      1.25%       1.20%(2)
     Before advisory/administration fee waivers......................     1.54%      1.31%       1.21%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.......................     0.96%      1.27%       2.59%(2)
     Before advisory/administration fee waivers......................     0.77%      1.21%       2.58%(2)
Portfolio turnover rate..............................................       37%        31%         16%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                              INTERNATIONAL ENERGING MARKETS  PORTFOLIO
                                                            ---------------------------------------------
                                                                                                 SERIES A
                                                            INSTITUTIONAL        SERVICE         INVESTOR
                                                                CLASS             CLASS           CLASS
                                                            -------------       ---------        --------
                                                              FOR THE            FOR THE          FOR THE
                                                               PERIOD             PERIOD           PERIOD
                                                             6/17/94(1)         6/17/94(1)       6/17/94(1)
                                                               THROUGH           THROUGH          THROUGH
                                                               9/30/94           9/30/94          9/30/94
                                                             ----------         ----------       ---------
Net asset value at beginning of period....................     $ 10.00           $10.00           $10.00
                                                               -------           -------          ------
Income from investment operations
   Net investment income..................................        0.03             0.02             0.02
   Net gain (loss) on investments (both realized
        and unrealized)...................................        0.53             0.53             0.52
                                                               -------           ------           ------
       Total from investment operations...................        0.56             0.55             0.54
                                                               -------           ------           ------
Less distributions
   Distributions from net investment income...............          --               --               --
   Distributions from net realized capital gains..........          --               --               --
                                                               -------           ------           ------
       Total distributions................................          --               --               --
                                                               -------           ------           ------
Net asset value at end of period..........................     $ 10.56           $10.55           $10.54
                                                               =======           ======           ======
Total return..............................................        5.60%            5.50%            5.40%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands).............     $ 2,511           $3,505           $2,857
   Ratios of expenses to average net assets
     After advisory/administration fee waivers............        1.75%(2)         2.00%(2)         2.15%(2)
     Before advisory/administration fee waivers...........        2.73%(2)         2.98%(2)         3.13%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers............        1.19%(2)         1.10%(2)         0.74%(2)
     Before advisory/administration fee waivers...........        0.21%(2)         0.12%(2)        (0.24)%(2)
Portfolio turnover rate...................................           4%               4%               4%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.


                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                             BALANCED PORTFOLIO
                                                                     -----------------------------------
                                                                             INSTITUTIONAL CLASS
                                                                     -----------------------------------
                                                                                                FOR THE
                                                                                                PERIOD
                                                                      YEAR        YEAR         5/1/82(1)
                                                                      ENDED       ENDED         THROUGH
                                                                     9/30/94     9/30/93        9/30/92
                                                                     -------     -------       ---------
Net asset value at beginning of period.............................   $12.42      $11.53         $11.01
                                                                     -------     -------       --------
Income from investment operations
   Net investment income...........................................     0.38        0.30           0.17
   Net realized gain (loss) on investments.........................    (0.39)       1.15           0.51
                                                                     -------     -------       --------
       Total from investment operations............................    (0.01)       1.45           0.68
                                                                     -------     -------       --------
Less distributions
   Distributions from net investment income........................    (0.37)      (0.30)         (0.16)
   Distributions from net realized capital gains...................    (0.06)      (0.26)            --
                                                                     -------     -------       --------
       Total distributions.........................................    (0.43)      (0.56)         (0.16)
                                                                     -------     -------       --------
Net asset value at end of period...................................   $11.98      $12.42         $11.53
                                                                      ======      ======       ========
Total return.......................................................    (0.11)%     12.86%          6.23%
Ratios/Supplemental data
   Net assets at end of period (in thousands)......................  $17,610     $12,928         $2,501
   Ratios of expenses to average net assets
     After advisory/administration fee waivers.....................     0.65%       0.80%          0.95%(2)
     Before advisory/administration fee waivers....................     0.91%       0.98%          1.51%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers.....................     3.16%       2.89%          3.28%(2)
     Before advisory/administration fee waivers....................     2.89%       2.71%          2.72%(2)
Portfolio turnover rate............................................       54%         32%            36%

                                                                         BALANCED PORTFOLIO
                                                                     -------------------------
                                                                           SERVICE CLASS
                                                                     -------------------------
                                                                                     FOR THE
                                                                                     PERIOD
                                                                       YEAR         7/29/93(1)
                                                                       ENDED         THROUGH
                                                                      9/30/94        9/30/93
                                                                     --------       --------
Net asset value at beginning of period............................    $12.42         $ 12.05
                                                                     -------         --------
Income from investment operations
   Net investment income..........................................      0.34            0.06
   Net realized gain (loss) on investments........................     (0.38)           0.38
                                                                     -------         --------
       Total from investment operations...........................     (0.04)           0.44
                                                                     -------         --------
Less distributions
   Distributions from net investment income.......................     (0.34)          (0.07)
   Distributions from net realized capital gains..................     (0.06)             --
                                                                     -------         --------
       Total distributions........................................     (0.40)          (0.07)
                                                                     -------         --------
Net asset value at end of period..................................    $11.98         $ 12.42
                                                                     =======         ==========
Total return......................................................    (0.36)%           3.66%
Ratios/Supplemental data
   Net assets at end of period (in thousands).....................  $66,024          $15,842
   Ratios of expenses to average net assets
     After advisory/administration fee waivers....................     0.90%            0.93%(2)
     Before advisory/administration fee waivers...................     1.16%            1.11%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers....................     2.96%            2.75%(2)
     Before advisory/administration fee waivers...................     2.70%            2.57%(2)
Portfolio turnover rate...........................................       54%              32%


-------------
(1) Commencement of operations.

(2) Annualized.

                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                                          BALANCED PORTFOLIO
                                                                                                          -------------------
                                                                                                           SERIES A INVESTOR
                                                                                                                 CLASS
                                                                                                          -------------------
                                                                                                           YEAR        YEAR
                                                                                                           ENDED       ENDED
                                                                                                          9/30/94     9/30/93
                                                                                                          -------     -------
Net asset value at beginning of period..................................................................  $12.42      $11.53
                                                                                                          -------     ------
Income from investment operations
   Net investment income................................................................................    0.32        0.30
   Net realized gain (loss) on investments..............................................................   (0.38)       1.14
                                                                                                          ------      ------
       Total from investment operations.................................................................   (0.06)       1.44
                                                                                                          ------      ------
Less distributions
   Distributions from net investment income.............................................................   (0.32)      (0.29)
   Distributions from net realized capital gains........................................................   (0.06)      (0.26)
                                                                                                          ------       ------
       Total distributions..............................................................................   (0.38)      (0.55)
                                                                                                          ------       ------
Net asset value at end of period........................................................................  $11.98       $12.42
                                                                                                          ======       ======
Total return............................................................................................   (0.50)%(3)   12.80%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)...........................................................  $62,307      $39,529
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..........................................................    1.05%        0.91%
     Before advisory/administration fee waivers.........................................................    1.31%        1.09%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..........................................................    2.77%        2.79%
     Before advisory/administration fee waivers.........................................................    2.51%        2.61%
Portfolio turnover rate.................................................................................      54%          32%


                                                                                                           YEAR        YEAR
                                                                                                           ENDED      ENDED
                                                                                                          9/30/92     9/30/91
                                                                                                          -------     -------
Net asset value at beginning of period..................................................................  $10.82       $ 9.13
                                                                                                          ------       ------
Income from investment operations
   Net investment income................................................................................    0.34        0.38
   Net realized gain (loss) on investments..............................................................    1.22        1.77
                                                                                                          ------      ------
       Total from investment operations.................................................................    1.56        2.15
                                                                                                          ------      ------
Less distributions
   Distributions from net investment income.............................................................   (0.39)     (0.34)
   Distributions from net realized capital gains........................................................   (0.46)     (0.12)
                                                                                                          ------      ------
       Total distributions..............................................................................   (0.85)     (0.46)
                                                                                                          ------      ------
Net asset value at end of period........................................................................  $11.53      $10.82
                                                                                                          ======      ======
Total return............................................................................................   15.17%(3)   24.04%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)...........................................................  $8,481      $4,265
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..........................................................    0.95%       1.15%
     Before advisory/administration fee waivers.........................................................    1.51%       1.86%
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..........................................................    3.28%       3.70%
     Before advisory/administration fee waivers.........................................................    2.72%       2.99%
Portfolio turnover rate.................................................................................      36%         45%


                                                                                                          FOR THE
                                                                                                           PERIOD
                                                                                                          5/14/90(1)
                                                                                                          THROUGH
                                                                                                          9/30/90
                                                                                                          --------
Net asset value at beginning of period..................................................................   $10.00
                                                                                                          --------
Income from investment operations
   Net investment income................................................................................     0.12
   Net realized gain (loss) on investments..............................................................    (0.88)
                                                                                                          -------
       Total from investment operations.................................................................    (0.76)
                                                                                                          -------
Less distributions
   Distributions from net investment income.............................................................    (0.11)
   Distributions from net realized capital gains........................................................       --
                                                                                                          -------
       Total distributions..............................................................................    (0.11)
                                                                                                          -------
Net asset value at end of period........................................................................   $ 9.13
                                                                                                          =======
Total return............................................................................................    (7.64)%(3)
Ratios/Supplemental data
   Net assets at end of period (in thousands)...........................................................   $3,960
   Ratios of expenses to average net assets
     After advisory/administration fee waivers..........................................................     1.15%(2)
     Before advisory/administration fee waivers.........................................................     1.90%(2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers..........................................................     3.07%(2)
     Before advisory/administration fee waivers.........................................................     2.32%(2)
Portfolio turnover rate.................................................................................       37%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.
                See accompanying notes to financial statements.

                                THE PNC(R) FUND

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1994

     The PNC Fund (the "Fund") was organized on December 22, 1988, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of twenty-five separate Portfolios: Money Market Portfolio, Municipal Money Market Portfolio, Government Money Market Portfolio, Ohio Municipal Money Market Portfolio, Pennsylvania Municipal Money Market Portfolio, North Carolina Municipal Money Market Portfolio, Virginia Municipal Money Market Portfolio, Value Equity Portfolio, Growth Equity Portfolio, Small Cap Growth Equity Portfolio, Core Equity Portfolio, Index Equity Portfolio, Small Cap Value Equity Portfolio, International Equity Portfolio, International Emerging Markets Portfolio, Balanced Portfolio, Managed Income Portfolio, Tax-Free Income Portfolio, Intermediate Government Portfolio, Ohio Tax-Free Income Portfolio, Pennsylvania Tax-Free Income Portfolio, Short-Term Bond Portfolio, Intermediate-Term Bond Portfolio, International Fixed Income Portfolio and Government Income Portfolio. As of September 30,1994, International Fixed Income Portfolio and Government Income Portfolio had not commenced operations. This report relates solely to Value Equity Portfolio, Growth Equity Portfolio, Small Cap Growth Equity Portfolio, Core Equity Portfolio, Index Equity Portfolio, Small Cap Value Equity Portfolio, International Equity Portfolio, International Emerging Markets Portfolio and Balanced Portfolio (the "Portfolios").

     Each Portfolio has four classes of shares, one class being referred to as the Service shares, one class being referred to as the Institutional shares, one class being referred to as the Series A Investor shares and one class being referred to as the Series B Investor shares. No Series B Investor shares had been issued for any of these Portfolios through September 30, 1994. Series A Investor, Series B Investor, Institutional and Service shares in a Portfolio represent equal pro rata interests in such Portfolio, except that they bear different expenses which reflect the difference in the range of services provided to them. Series A Investor shares bear the expense of the Distribution and Service Plan at an annual rate not to exceed .55% of the average daily net asset value of each Portfolio's outstanding Series A Investor shares. Series B Investor shares bear the expense of the Distribution Plan at an annual rate not to exceed .75% of the average daily net asset value of each Portfolio's outstanding Series B Investor shares. Series B Investor shares also bear the expense of the Series B Service Plan at an annual rate not to exceed .25% of the average daily net asset value of each Portfolio's outstanding Series B Investor shares. Under the Fund's Service Plan, Service shares bear the expense of fees at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service shares. Service shares also bear the expense of a service fee at an annual rate not to exceed .15% of the average daily net asset value of each Portfolio's outstanding Service shares for other shareholder support activities provided by service organizations. Institutional shares do not bear the expense of the Distribution and Service Plan, the Service Plan, the Series B Distribution Plan or the Series B Service Plan. The Series A Investor and Service classes are currently bearing such respective expenses at annual rates of .50% and .25% of the average daily net asset value of Series A Investor shares and Service shares, respectively.

(A)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Security Valuation -- Portfolio securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sales price. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Corporate bonds are valued on the basis of quotations

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

provided by a pricing service which uses information with respect to transactions on bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Discounts and premiums on debt securities are amortized for book and tax purposes using the effective yield-to-maturity method over the term of the instrument.

     Dividends to Shareholders -- Dividends from net investment income are declared and paid quarterly for the Portfolios. Net realized capital gains, if any, will be distributed at least annually.

     Federal Taxes -- No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income and excise taxes.

     Foreign Currency Transactions -- With respect to the International Equity Portfolio and International Emerging Markets Portfolio, transactions denominated in foreign currencies are recorded in the Portfolios' records at the current prevailing exchange rates. Asset and liability accounts that are denominated in a foreign currency are adjusted daily to reflect current exchange rates. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in the statement of operations that result from fluctuations in foreign currency exchange rates. The Portfolio's report certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain expenses, principally Service fees and Distribution fees, are class specific expenses. Expenses not directly attributable to a specific Portfolio or classes are allocated among all of the Portfolios or classes of the Fund based on their relative net assets.

     Repurchase Agreements -- Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository.

     Organization Costs -- Costs incurred by each Portfolio in connection with its organization, registration and initial public offering have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date on which each Portfolio commenced its investment activities.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

     Implementation of AICPA Statement of Position 93-2: -- As of October 1, 1993, the Fund implemented AICPA Statement of Position 93-2 -- Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. Adoption of this standard results in the reclassification to paid-in capital of permanent differences between tax and financial reporting of net investment income and net realized gain (loss). The change has had no material effect on paid-in capital or other components of the net assets of any of the Portfolios at October 1, 1993. Distributions to shareholders and net asset values were not affected by this change.

     Futures Transactions -- Certain portfolios may enter into futures contracts subject to certain limitations. Upon entering into a futures contract, the Portfolio is required to deposit cash or pledge U.S. Government securities in an amount equal to five percent of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security or securities, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contracts. Risks of entering into futures contracts include the possibility that there will not be a perfect price correlation between the futures contract and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Portfolio could lose more than the original margin deposit required to initiate a futures transaction.

     At September 30, 1994, the Index Equity Portfolio had outstanding 7 futures contracts on the S&P 500 Stock Index, expiring December 16, 1994. The value of such contracts on September 30, 1994 was $1,621,375, thereby resulting in an unrealized loss of $20,300.

     Futures transactions entered into for the year ended September 30, 1994, are summarized as follows:

                                                              NUMBER        OPENING
                                                           OF CONTRACTS      VALUE
                                                           ------------   ------------
               Long Futures Contracts Opened.............       208       $ 48,879,125
               Long Futures Contracts Closed.............      (251)       (58,783,700)
                                                             ------       ------------
               Outstanding Long Futures at
                 Beginning of year.......................        50         11,546,250
                                                             ------       ------------
                 End of year.............................         7       $  1,641,675
                                                           ==========     =============

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

     Forward Foreign Currency Contracts -- International Equity Portfolio may enter into forward foreign currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. At September 30, 1994, the Portfolio had entered into the following positions and the related unrealized gain (loss) is reflected in the accompanying financial statements:

                                                                                         UNREALIZED
                                                                            VALUE AT       FOREIGN
SETTLEMENT                     CURRENCY                      CONTRACT     SEPTEMBER 30,   EXCHANGE
   DATE                         BOUGHT                        AMOUNT          1994       GAIN/(LOSS)
----------   --------------------------------------------  -------------  -------------  -----------
  12/06/94   1,278,000,000   Japanese Yen................  $  12,849,587  $  12,991,983  $   142,396
   7/11/95   52,800,000      French Franc................      9,769,094      9,975,324      206,230
   7/11/95   10,500,000      German Deutsche Mark........      6,694,294      6,797,687      103,393
   7/11/95   13,000,000      Netherland Guilder..........      7,383,427      7,513,830      130,403
   7/11/95   6,500,000       British Pound Sterling......      9,894,300     10,171,220      276,920
                                                           -------------  -------------  -----------
                                                           $  46,590,702  $  47,450,044  $   859,342
                                                           =============  =============  ============

                                                                                         UNREALIZED
                                                                            VALUE AT       FOREIGN
SETTLEMENT                     CURRENCY                      CONTRACT     SEPTEMBER 30,   EXCHANGE
   DATE                          SOLD                         AMOUNT          1994       GAIN/(LOSS)
----------   --------------------------------------------  -------------  -------------  -----------
  12/06/94   2,337,075,800   Japanese Yen................  $  21,500,000  $  23,758,412  $(2,258,412)
   7/11/95   128,137,860     French Franc................     24,005,719     24,208,649     (202,930)
   7/11/95   27,528,900      German Deutsche Mark........     17,744,993     17,822,176      (77,183)
   7/11/95   27,600,073      Netherland Guilder..........     15,882,037     15,952,481      (70,444)
   7/11/95   21,961,619      British Pound Sterling......     33,770,416     34,365,108     (594,692)
   7/11/95   1,088,358,000   Japanese Yen................     11,400,000     11,295,736      104,264
                                                           -------------  -------------  -----------
                                                           $ 124,303,165  $ 127,402,562  $(3,099,397)
                                                           =============  =============  ============

     Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

(B)  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Pursuant to an Investment Advisory Agreement, PNC Institutional Management Corporation ("PIMC"), a wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank"), serves as investment adviser for each of the Fund's Portfolios. PNC Bank serves as the sub-adviser for the Growth Equity, Small Cap Growth Equity, Core Equity, Index Equity and Balanced Portfolios. Provident Capital Management, Inc. ("PCM") serves as the sub-adviser for the Value Equity, Small Cap Value Equity International Equity, and International Emerging Markets Portfolios. PNC Bank and PCM are indirect wholly-owned subsidiaries of PNC Bank Corp.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

     For its advisory services, PIMC is entitled to receive fees at the following annual rates, computed daily and payable monthly based on each Portfolio's average daily net assets:

     Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Small Cap Value Equity and Balanced Portfolios -- .55% of its first $1 billion, .50% of the next $1 billion, .475% of the next $1 billion and .45% of net assets in excess of $3 billion.

     Index Equity Portfolio -- .20% of its average daily net assets.

     International Equity Portfolio -- .75% of its first $1 billion, .70% of the next $1 billion, .675% of the next $1 billion and .65% of net assets in excess of $3 billion.

     International Emerging Markets Portfolio -- 1.25% of its first $1 billion, 1.20% of the next $1 billion, 1.155% of the next $1 billion, and 1.10% of net assets in excess of $3 billion.

     PIMC may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Portfolio. For the period ended September 30, 1994, advisory fees and waivers for each Portfolio were as follows:

                                                          GROSS                        NET
                                                         ADVISORY                    ADVISORY
                                                           FEE          WAIVER         FEE
                                                        ----------     --------     ----------
    Value Equity Portfolio............................  $3,171,674     $865,002     $2,306,672
    Growth Equity Portfolio...........................     643,001      175,364        467,637
    Small Cap Growth Equity Portfolio.................     216,145      160,320         55,825
    Core Equity Portfolio.............................     416,858      113,689        303,169
    Index Equity Portfolio............................     405,326      376,934         28,392
    Small Cap Value Equity Portfolio..................   1,088,857      197,974        890,883
    International Equity Portfolio....................   1,885,786      477,733      1,408,053
    International Emerging Markets Portfolio..........      23,723       16,051          7,672
    Balanced Portfolio................................     672,745      202,166        470,579

     PIMC pays PNC Bank and PCM fees for their sub-advisory services.

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., and Provident Distributors, Inc. ("PDI") act as co-administrators for the Fund. The combined administration fee is computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio, at the following annual rates: .20% of the first $500 million, .18% of the next $500 million,
 .16% of the next $1 billion and .15% of net assets in excess of $2 billion.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

     PFPC and PDI may, at their discretion, voluntarily waive all or any portion of their administration fees for any Portfolio. For the period ended September 30, 1994, administration fees and waivers for each Portfolio were as follows:

                                                          GROSS                            NET
                                                      ADMINISTRATION                  ADMINISTRATION
                                                           FEE            WAIVER           FEE
                                                      --------------     --------     --------------
    Value Equity Portfolio..........................    $1,137,117       $ 61,908       $1,075,209
    Growth Equity Portfolio.........................       233,819        105,557          128,262
    Small Cap Growth Equity Portfolio...............        78,598         58,432           20,166
    Core Equity Portfolio...........................       151,585         99,421           52,164
    Index Equity Portfolio..........................       405,326        378,211           27,115
    Small Cap Value Equity Portfolio................       395,948         41,462          354,486
    International Equity Portfolio..................       502,876             --          502,876
    International Emerging Markets Portfolio........         3,796          2,537            1,259
    Balanced Portfolio..............................       244,634        119,522          125,112

     In addition, PNC Bank serves as custodian for each of the Fund's Portfolios. PFPC serves as transfer and dividend disbursing agent.

     PIMC, PFPC and PDI have also agreed to reimburse each Portfolio for the amount, if any, by which the total operating and management expenses of such Portfolio for any fiscal year exceed the most restrictive state blue sky expense limitation in effect from time to time, to the extent required by such limitation. No such reimbursements were necessary for the period ended September 30, 1994.

(C)  PURCHASES AND SALES OF SECURITIES

     For the period ended September 30, 1994, purchases and sales of securities, other than short-term and government securities, were as follows:

                                                                  PURCHASES          SALES
                                                                 ------------     -----------
    Value Equity Portfolio...................................    $313,549,882     $61,037,470
    Growth Equity Portfolio..................................     258,289,885     226,164,701
    Small Cap Growth Equity Portfolio........................      96,053,000      31,005,991
    Core Equity Portfolio....................................     110,457,553      62,298,291
    Index Equity Portfolio...................................      17,425,893      30,620,688
    Small Cap Value Equity Portfolio.........................     102,882,661      33,195,622
    International Equity Portfolio...........................     282,794,081      89,123,551
    International Emerging Markets Portfolio.................       6,448,003         128,720
    Balanced Portfolio.......................................     125,636,669      51,290,704

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

     For the Period ended September 30, 1994 purchases and sales of government securities were as follows:

                                                                  PURCHASES          SALES
                                                                 ------------     -----------
    Value Equity Portfolio...................................    $ 96,387,899     $28,913,773
    Growth Equity Portfolio..................................       3,497,438              --
    Small Cap Growth Equity Portfolio........................       5,706,499              --
    Core Equity Portfolio....................................       2,079,450              --
    Index Equity Portfolio...................................      23,842,728      26,096,356
    Small Cap Value Equity Portfolio.........................      62,768,476      15,953,693
    International Emerging Markets Portfolio.................      10,405,272              --
    Balanced Portfolio.......................................      42,777,152       5,664,879

(D)  CAPITAL SHARES

     Transactions in capital shares for each period were as follows:

                                                             VALUE EQUITY PORTFOLIO
                                             ------------------------------------------------------
                                                FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                SEPTEMBER 30, 1994           SEPTEMBER 30, 1993
                                             -------------------------   --------------------------
                                               SHARES        VALUE         SHARES         VALUE
                                             ----------   ------------   -----------   ------------
Shares sold:
     Institutional Class.................... 12,482,545   $145,402,977    11,241,962   $122,665,111
     Service Class.......................... 11,420,404    133,583,231     2,761,455     31,416,255
     Series A Investor Class................    549,692      6,421,094       430,284      4,761,082
Shares issued in acquisition:
     Institutional Class....................  6,598,466     76,359,690            --             --
     Service Class..........................         --             --            --             --
     Series A Investor Class................         --             --            --             --
Shares issued in reinvestment of dividends:
     Institutional Class....................  1,465,316     17,028,775       693,123      7,537,183
     Service Class..........................    170,840      1,983,734         6,782         78,128
     Series A Investor Class................     23,783        276,302         3,226         36,272
Shares redeemed:
     Institutional Class.................... (7,860,051)   (91,683,551)   (7,909,763)   (86,806,800)
     Service Class.......................... (4,534,339)   (53,327,116)     (787,995)    (9,030,796)
     Series A Investor Class................    (93,980)    (1,095,554)      (18,859)      (210,783)
                                             ----------   ------------   -----------   ------------
Net increase................................ 20,222,676   $234,949,582     6,420,215   $ 70,445,652
                                             ==========   =============  ============  =============

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

                                                            GROWTH EQUITY PORTFOLIO
                                             ------------------------------------------------------
                                                FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                SEPTEMBER 30, 1994           SEPTEMBER 30, 1993
                                             -------------------------   --------------------------
                                               SHARES        VALUE         SHARES         VALUE
                                             ----------   ------------   -----------   ------------
Shares sold:
     Institutional Class....................  5,402,429   $ 55,921,412     6,181,657   $ 63,813,006
     Service Class..........................  4,235,370     44,688,111   758,448....      8,314,174
     Series A Investor Class................    385,847      4,122,589       200,818      2,045,783
Shares issued in reinvestment of dividends:
     Institutional Class....................     50,847        555,756       291,877      2,917,913
     Service Class..........................     10,725        117,219            --             --
     Series A Investor Class................      2,650         28,942         2,596         25,941
Shares redeemed:
     Institutional Class.................... (4,497,375)   (47,960,268)   (3,713,992)   (38,541,780)
     Service Class.......................... (1,377,677)   (14,500,982)      (14,941)      (172,040)
     Series A Investor Class................    (95,762)      (991,600)      (23,292)      (237,380)
                                             ----------   ------------   -----------   ------------
Net increase................................  4,117,054   $ 41,981,179     3,683,171   $ 38,165,617
                                             ==========   =============  ============  =============

                                                     SMALL CAP GROWTH EQUITY PORTFOLIO
                                          --------------------------------------------------------
                                                                      FOR THE PERIOD SEPTEMBER 14,
                                             FOR THE YEAR ENDED                  1993(1)
                                             SEPTEMBER 30, 1994        THROUGH SEPTEMBER 30, 1993
                                          -------------------------   ----------------------------
                                            SHARES        VALUE           SHARES          VALUE
                                          ----------   ------------   --------------   -----------
Shares sold:
     Institutional Class.................  6,318,147   $ 61,898,992          175,378   $ 1,773,805
     Service Class.......................  2,508,294     24,932,282           87,548       883,625
     Series A Investor Class.............    199,989      2,012,738            3,945        40,857
Shares issued in acquisition:
     Institutional Class.................         --             --          906,297     9,062,968
     Service Class.......................         --             --               --            --
     Series A Investor Class.............         --             --               --            --
Shares issued in reinvestment of
  dividends:
     Institutional Class.................        289          2,896               --            --
     Service Class.......................         72            716               --            --
     Series A Investor Class.............          3             29               --            --
Shares redeemed:
     Institutional Class.................   (941,326)    (9,351,176)          (1,676)      (17,000)
     Service Class.......................   (362,210)    (3,636,495)            (569)       (6,000)
     Series A Investor Class.............    (43,898)      (443,425)              --            --
                                          ----------   ------------   --------------   -----------
Net increase.............................  7,679,360   $ 75,416,557        1,170,923   $11,738,255
                                          ==========   =============  ===============  ============

-------------
(1) Commencement of operations.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

                                                           CORE EQUITY PORTFOLIO
                                          --------------------------------------------------------
                                                                      FOR THE PERIOD SEPTEMBER 13,
                                             FOR THE YEAR ENDED                  1993(1)
                                             SEPTEMBER 30, 1994        THROUGH SEPTEMBER 30, 1993
                                          -------------------------   ----------------------------
                                            SHARES        VALUE           SHARES          VALUE
                                          ----------   ------------   --------------   -----------
Shares sold:
     Institutional Class.................  3,234,844   $ 32,284,922          505,954   $ 5,105,824
     Service Class.......................  4,222,406     41,703,020           70,682       703,465
     Series A Investor Class.............     62,504        619,978               --            --
Shares issued in acquisition:
     Institutional Class.................         --             --        7,004,919    70,049,188
     Service Class.......................  2,120,797     21,441,256               --            --
     Series A Investor Class.............         --             --               --            --
Shares issued in reinvestment of
  dividends:
     Institutional Class.................     54,106        536,408               --            --
     Service Class.......................     39,095        385,556               --            --
     Series A Investor Class.............        517          5,097               --            --
Shares redeemed:
     Institutional Class................. (5,383,666)   (53,714,044)        (564,429)   (5,624,252)
     Service Class....................... (1,483,259)   (14,757,102)              --            --
     Series A Investor Class.............     (2,426)       (24,013)              --            --
                                          ----------   ------------   --------------   -----------
Net increase.............................  2,864,918   $ 28,481,078        7,017,126   $70,234,225
                                          ==========   =============  ===============  ============

                                                              INDEX EQUITY PORTFOLIO
                                             --------------------------------------------------------
                                                 FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                 SEPTEMBER 30, 1994            SEPTEMBER 30, 1993
                                             --------------------------    --------------------------
                                               SHARES         VALUE          SHARES         VALUE
                                             ----------    ------------    ----------    ------------
Shares sold:
     Institutional Class..................    2,748,481    $ 30,530,750     3,854,889    $ 41,046,707
     Service Class........................    2,738,322      29,856,693     1,956,304      21,235,988
     Series A Investor Class..............      155,908       1,717,243       114,948       1,233,715
Shares issued in reinvestment of
  dividends:
     Institutional Class..................      514,324       5,647,787       403,046       4,327,795
     Service Class........................       57,047         624,860         7,141          78,195
     Series A Investor Class..............        6,194          67,935         1,398          15,153
Shares redeemed:
     Institutional Class..................   (6,637,885)    (72,216,872)   (4,848,955)    (51,803,088)
     Service Class........................   (1,419,801)    (15,374,054)     (834,564)     (9,074,456)
     Series A Investor Class..............      (35,869)       (384,797)       (7,384)        (79,800)
                                             ----------    ------------    ----------    ------------
Net increase (decrease)...................   (1,873,279)   $(19,530,455)      646,823    $  6,980,209
                                             ==========    =============   ==========    =============

-------------
(1) Commencement of operations.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

                                                         SMALL CAP VALUE EQUITY PORTFOLIO
                                             --------------------------------------------------------
                                                 FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                 SEPTEMBER 30, 1994            SEPTEMBER 30, 1993
                                             --------------------------    --------------------------
                                               SHARES         VALUE          SHARES         VALUE
                                             ----------    ------------    ----------    ------------
Shares sold:
     Institutional Class..................    6,053,107    $ 80,712,762     5,843,310    $ 70,798,992
     Service Class........................    2,640,878      35,259,165     2,410,496      30,040,549
     Series A Investor Class..............      652,661       8,700,548       744,417       8,983,470
Shares issued in reinvestment of
  dividends:
     Institutional Class..................      136,855       1,781,855        80,595         916,261
     Service Class........................       34,742         452,345            --              --
     Series A Investor Class..............       14,918         194,087           813           9,559
Shares redeemed:
     Institutional Class..................   (3,674,313)    (48,788,351)   (3,457,671)    (42,052,037)
     Service Class........................     (996,563)    (13,349,689)     (751,875)     (9,538,601)
     Series A Investor Class..............     (118,889)     (1,579,039)      (56,554)       (679,691)
                                             ----------    ------------    ----------    ------------
Net increase..............................    4,743,396    $ 63,383,683     4,813,531    $ 58,478,502
                                             ==========    =============   ==========    =============

                                                          INTERNATIONAL EQUITY PORTFOLIO
                                             --------------------------------------------------------
                                                 FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                 SEPTEMBER 30, 1994            SEPTEMBER 30, 1993
                                             --------------------------    --------------------------
                                               SHARES         VALUE          SHARES         VALUE
                                             ----------    ------------    ----------    ------------
Shares sold:
     Institutional Class..................   10,403,157    $137,086,511     5,858,911    $ 66,551,321
     Service Class........................    5,340,051      70,470,270       965,646      11,630,319
     Series A Investor Class..............      869,084      11,416,406       293,818       3,460,574
Shares issued in acquisition:
     Institutional Class..................    2,566,789      33,881,621            --              --
     Service Class........................           --              --            --              --
     Series A Investor Class..............           --              --            --              --
Shares issued in reinvestment of
  dividends:
     Institutional Class..................      206,166       2,655,420        74,156         754,688
     Service Class........................       27,454         353,613            --              --
     Series A Investor Class..............       12,576         161,981           284           3,002
Shares redeemed:
     Institutional Class..................   (2,476,409)    (32,400,362)   (1,541,597)    (17,307,661)
     Service Class........................     (724,128)     (9,567,654)       (4,549)        (56,788)
     Series A Investor Class..............      (98,546)     (1,302,076)       (5,700)        (64,101)
                                             ----------    ------------    ----------    ------------
Net increase..............................   16,126,194    $212,755,730     5,640,969    $ 64,971,354
                                             ==========    =============   ==========    =============

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

                                                    INTERNATIONAL
                                                  EMERGING MARKETS
                                                      PORTFOLIO
                                                ---------------------
                                                   FOR THE PERIOD
                                                   JUNE 17, 1994(1)
                                                       THROUGH
                                                 SEPTEMBER 30, 1994
                                                ---------------------
                                                SHARES       VALUE
                                                -------    ----------
Shares sold:
     Institutional Class.....................   238,035    $2,402,550
     Service Class...........................   334,803     3,411,089
     Series A Investor Class.................   294,215     2,964,354
Shares redeemed:
     Institutional Class.....................      (173)       (1,850)
     Service Class...........................    (2,612)      (27,034)
     Series A Investor Class.................   (23,182)     (232,921)
                                                -------    ----------
Net increase.................................   841,086    $8,516,188
                                                ========   ==========

                                                                BALANCED PORTFOLIO
                                             --------------------------------------------------------
                                                 FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                 SEPTEMBER 30, 1994            SEPTEMBER 30, 1993
                                             --------------------------    --------------------------
                                               SHARES         VALUE          SHARES         VALUE
                                             ----------    ------------    ----------    ------------
Shares sold:
     Institutional Class..................    1,367,828    $ 17,190,809     2,638,689    $ 32,133,183
     Service Class........................    6,873,562      84,853,542     1,893,652      22,969,477
     Series A Investor Class..............    2,650,204      33,055,064     2,760,171      33,206,781
Shares issued in acquisition:
     Institutional Class..................           --              --            --              --
     Service Class........................    1,362,909      17,268,053            --              --
     Series A Investor Class..............           --              --            --              --
Shares issued in reinvestment of
  dividends:
     Institutional Class..................       24,801         302,800        19,141         228,136
     Service Class........................      121,007       1,475,817         5,847          72,039
     Series A Investor Class..............      142,423       1,746,240        65,479         782,473
Shares redeemed:
     Institutional Class..................     (963,835)    (12,093,104)   (1,833,983)    (22,190,793)
     Service Class........................   (4,122,713)    (50,677,486)     (624,216)     (7,565,244)
     Series A Investor Class..............     (774,539)     (9,531,304)     (379,349)     (4,610,616)
                                             ----------    ------------    ----------    ------------
Net increase..............................    6,681,647    $ 83,590,431     4,545,431    $ 55,025,436
                                             ==========    =============   ==========    =============

-------------
(1) Commencement of operations.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

(E)  AT SEPTEMBER 30, 1994, NET ASSETS CONSISTED OF:

                                                                                 SMALL CAP
                                              VALUE EQUITY    GROWTH EQUITY    GROWTH EQUITY    CORE EQUITY    INDEX EQUITY
                                               PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO      PORTFOLIO
                                              ------------    -------------    -------------    -----------    ------------
Capital paid-in............................   $635,372,409    $134,155,955      $87,154,214     $96,612,992    $162,094,925
Undistributed net investment income........         36,283         623,351          135,469              --          78,688
Accumulated net realized gain (loss) on
  investment transactions, futures
  contracts and foreign exchange
  contracts................................     14,512,591        (520,236 )     (6,672,353)        970,509       1,167,573
Net unrealized appreciation (depreciation)
  on investment transactions, futures
  contracts and foreign exchange
  contracts................................     43,521,420       5,376,113        9,263,570         433,873*     14,412,855
                                              ------------    -------------    -------------    -----------    ------------
                                              $693,442,703    $139,635,183      $89,880,900     $98,017,374    $177,754,041
                                              =============   ==============   ==============   ===========    =============

                                                          SMALL CAP      INTERNATIONAL     INTERNATIONAL
                                                         VALUE EQUITY       EQUITY        EMERGING MARKETS      BALANCED
                                                          PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                         ------------    -------------    ----------------    ------------
Capital paid-in.......................................   $195,858,651    $ 339,077,136       $8,516,188       $147,077,123
Undistributed net investment income...................        311,799        2,105,352           26,722             32,940
Accumulated net realized gain (loss) on investment
  transactions, futures contracts and foreign exchange
  contracts...........................................      8,627,703        6,457,605           39,471          1,739,107
Net unrealized appreciation (depreciation) on
  investment transactions, futures contracts and
  foreign exchange contracts..........................     25,816,893       26,871,822*         290,604         (2,908,656)*
                                                         ------------    -------------    ----------------    ------------
                                                         $230,615,046    $ 374,511,915       $8,872,985       $145,940,514
                                                         =============   =============    ==================  =============

-------------
* Includes $2,089,340 and $1,491,666 of unrealized appreciation, respectively, at time of acquisition.

(F)  CAPITAL LOSS CARRYOVERS

     At September 30, 1994, a capital loss carryover was available to offset possible future realized capital gains of $6,672,353 in the Small Cap Growth Equity Portfolio which expire in the year 2002.

     At September 30, 1994, the deferred post-October capital loss was $541,673 for the Growth Equity Portfolio.

(G)  ACQUISITION OF COLLECTIVE FUNDS

     On September 10, 1993, The PNC Fund acquired all the assets of PNC Employee Benefit Trust Growth Equity Fund from the participants of such fund. The acquisition was accomplished by a taxable exchange of assets with a value of $70,049,188 for 7,004,919 Institutional shares of the Core Equity Portfolio at $10 per share.

     On September 13, 1993, The PNC Fund acquired all the assets of the Citizens Fidelity Institutional Special Equity Fund from the participants of such fund. The acquisition was accomplished by a taxable exchange of assets with a value of $9,062,968 for 906,297 Institutional shares of the Small Cap Growth Equity Portfolio at $10 per share.

                                THE PNC(R) FUND

                               SEPTEMBER 30, 1994

     On December 28, 1993, The PNC Fund acquired all the assets of the Equity Portfolio of the PNC Financial Common Trust for Retirement Assets from the participants of these Trusts. The acquisition was accomplished by a tax-free exchange of assets with a value of $21,441,256 for 2,120,797 Service shares of the Core Equity Portfolio at $10.11 per share. The Equity Portfolio's net assets on that date had $2,089,340 in unrealized appreciation.

     On December 28, 1993, The PNC Fund acquired all the assets of the Asset Allocation Portfolio of the PNC Financial Common Trust for Retirement Assets from the participants of these Trusts. The acquisition was accomplished by a tax-free exchange of assets with a value of $17,268,053 for 1,362,909 Service shares of the Balanced Portfolio at $12.67 per share. The Asset Allocation Portfolio's net assets on that date had $1,491,666 in unrealized appreciation.

     On May 26, 1994, The PNC Fund acquired all the assets of the PNC Pension Plan Assets Equity Portfolio from the participants of such fund. The acquisition was accomplished by a tax-free exchange of assets with a value of $53,018,086 for 4,570,525 Institutional shares of the Value Equity Portfolio at $11.60 per share and a value of $33,881,621 for 2,566,789 Institutional shares of the International Equity Portfolio at $13.20 per share.

     On June 21, 1994 The PNC Fund acquired all the assets of the PNC Incentive Savings Plan Assets Equity Portfolio from the participants of such fund. The acquisition was accomplished by a tax-free exchange of assets with a value of $23,341,604 for 2,027,941 Institutional shares of the Value Equity Portfolio at $11.51 per share.

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF THE PNC FUND:

     We have audited the accompanying statements of assets and liabilities including the schedule of investments of the International Equity Portfolio of The PNC Fund, and the statements of net assets of the Core Equity, Value Equity, Growth Equity, Small Cap Growth Equity, Index Equity, Small Cap Value Equity, International Emerging Markets, and Balanced Portfolios, of The PNC Fund as of September 30, 1994, and the related statements of operations for the year (or period) then ended, the statements of changes in net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of September 30, 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The PNC Fund (International Equity, Core Equity, Value Equity, Growth Equity, Small Cap Growth Equity, Index Equity, Small Cap Value Equity, International Emerging Markets, and Balanced Portfolios), as of September 30, 1994, and the results of their operations for the year (or period) then ended, the changes in their net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND, L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 23, 1994

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Investment Adviser
  PNC Institutional Management
     Corporation
  Wilmington, Delaware 19809

Sub-Adviser -- Value Equity Portfolio
Small Cap Value Equity Portfolio,
International Equity Portfolio and
International Emerging Markets Portfolio
  Provident Capital Management, Inc.
  Philadelphia, Pennsylvania 19103

Sub-Adviser -- Growth Equity Portfolio,
Small Cap Growth Equity Portfolio, Core
Equity Portfolio, Index Equity Portfolio and Balanced Portfolio and Custodian
  PNC Bank, National Association
  Philadelphia, Pennsylvania 19101

Co-Administrator and Transfer Agent
  PFPC Inc.
  Wilmington, Delaware 19809

Co-Administrator and Distributor
  Provident Distributors, Inc.
  Radnor, Pennsylvania 19087

Counsel
  Drinker Biddle & Reath
  Philadelphia, Pennsylvania 19107

Independent Accountants
  Coopers & Lybrand, L.L.P.
  Philadelphia, Pennsylvania 19103
PNCI-T-01E
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                 [LOGO TO COME]

                THE PNC(R) FUND
             VALUE EQUITY PORTFOLIO
            GROWTH EQUITY PORTFOLIO
       SMALL CAP GROWTH EQUITY PORTFOLIO
             CORE EQUITY PORTFOLIO
             INDEX EQUITY PORTFOLIO
        SMALL CAP VALUE EQUITY PORTFOLIO
         INTERNATIONAL EQUITY PORTFOLIO
         INTERNATIONAL EMERGING MARKETS
                   PORTFOLIO

               BALANCED PORTFOLIO

          Annual Report to Shareholders
               September 30, 1994

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